UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Marco Hanig

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2005 Semi-Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2005

WILLIAM BLAIR FUNDS

SEMI - ANNUAL REPORT

JUNE 30, 2005

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2005	William Blair Funds 1

Marco Hanig

A LETTER FROM THE PRESIDENT

Dear Shareholders:

After losses in the first quarter, stocks rebounded in the second quarter and were virtually flat for the first half of the year. The S&P 500 Index of large cap stocks closed at -0.81%, the Russell 2000 Index of small cap stocks at -1.25%, and the MSCI World ex-US Index of foreign stocks at 0.32%. Bonds did well, with the Lehman Intermediate Government/Credit Bond index up 1.58% despite rising interest rates.

While the market pretty much drifted sideways, it was not without surprises. International stocks were supposed to outperform US stocks, as the dollar was expected to continue to weaken in light of the chronic trade deficit. But when voters in France and the Netherlands rejected the European constitution, the US dollar strengthened by over 10% versus the Euro, offsetting the good performance of international stocks as measured in their local currencies. Also, three more hikes in short-term interest rates were expected to lead to negative returns for long-term bonds, but in fact long-term rates have actually decreased slightly, resulting in a relatively flat yield curve.

The final surprise was the relative performance of different asset classes. The expectation was that after several years where value had beaten growth and small cap had beaten large cap, the trend would reverse. What actually happened is that the race between the nine Morningstar style boxes was almost too close to call: the best asset class (Mid-cap Value, up 2.25%) was only about 4% ahead of the worst asset class (Large Cap Growth, down 1.78%), which is the smallest performance gap of the last five years. More generally, mid-cap was a modest winner over small and large, and value continued to edge growth.

Total Returns by Morningstar Fund Category

January 1 through June 30, 2005

	Value	Blend	Growth
Large Cap	0.39%	-0.60%	-1.78%
Mid Cap	2.25%	1.65%	0.05%
Small Cap	0.48%	0.21%	-1.50%

The relative returns for the William Blair Funds were mixed. The Small Cap Growth and Value Discovery Funds trailed their Morningstar peers in the first semester, in part because some large outflows put pressure on the values of their holdings. Details on each fund are provided in the respective portfolio manager discussions. The standout funds were the International Growth Fund, up 1.49% vs. -1.65% for Foreign Large Growth Morningstar peers, Tax-Managed Growth Fund, up 1.00% vs. -1.78% for Large Growth Morningstar peers, and Income Fund, up 1.33% vs. 0.94% for Short-term Bond Morningstar peers.

As always, we thank you for investing with us!

Marco Hanig

Please see page 4 for important performance disclosure information.

2 Semi-Annual Report	June 30, 2005

PERFORMANCE AS OF JUNE 30, 2005—CLASS N SHARES

	Year to Date	1 Yr	3 Yr	5 Yr	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund	-0.75	6.63	4.79	-5.80	6.38	3/20/46	«««
Morningstar Large Growth	-1.78	3.24	6.47	-8.27	7.37		Among 1,074 large growth funds
Russell 3000® Growth	-1.88	1.90	7.56	-9.93	7.13
Standard & Poor’s 500	-0.81	6.32	8.28	-2.37	9.94

Tax-Managed Growth Fund							««««
Return before Taxes	1.00	6.82	5.97	-2.62	-1.73	12/27/99	Among 1,074 large growth funds
After Taxes on Distributions	1.00	6.82	5.97	-2.62	-1.73
After Taxes on Distributions and Sale of Fund Shares	0.65	4.44	5.12	-2.21	-1.47
Morningstar Large Growth	-1.78	3.24	6.47	-8.27	—
Russell 3000® Growth	-1.88	1.90	7.56	-9.93	-8.17

Large Cap Growth Fund	-1.76	4.25	4.19	-9.54	-8.46	12/27/99	«««
Morningstar Large Growth	-1.78	3.24	6.47	-8.27	—		Among 1,074 large growth funds
Russell 1000® Growth	-1.72	1.68	7.26	-10.36	-8.59

Small Cap Growth Fund	-4.16	9.33	19.53	13.44	20.47	12/27/99	«««««
Morningstar Small Growth	-1.50	6.10	10.50	-2.49	—		Among 573 small growth funds
Russell 2000® Growth	-3.58	4.29	11.37	-4.51	-2.86
The Small Cap Growth Fund’s performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Small-Mid Cap Growth Fund	-0.53	5.45	—	—	7.89	12/29/03	Not rated.
Morningstar Mid-Cap Growth	0.05	7.75	—	—	—
Russell 2500TM Growth	-0.92	7.46	—	—	9.42

International Growth Fund	1.49	16.80	12.83	2.43	12.58	10/1/92	«««««
Morningstar Foreign Large Growth	-1.65	10.98	8.75	-4.56	4.72		Among 167 foreign large growth funds
MSCI All Country World Free Ex-US	0.32	16.95	14.08	0.76	5.82

International Equity Fund	-1.15	6.06	—	—	10.73	5/24/04	Not rated.
Morningstar Foreign Large Growth	-1.65	10.98	—	—	—
MSCI World Free Ex-US	0.32	16.95	—	—	20.47

Emerging Markets Growth Fund	2.60	—	—	—	2.60	6/6/05	Not rated.
MSCI Emerging Markets Free	2.09	—	—	—	2.09

Value Discovery Fund	-4.67	1.49	5.81	10.65	12.03	12/23/96	«
Morningstar Small Value	0.96	12.85	13.94	14.96	—		Among 218 small value funds
Russell 2000®	-1.25	9.45	12.81	5.71	8.44
Russell 2000® Value	0.90	14.39	14.15	16.12	12.60

Income Fund	1.33	4.43	4.08	5.81	5.61	10/1/90	«««««
Morningstar Short-Term Bond	0.94	2.59	2.91	4.60	4.95		Among 235 short-term bond funds
Lehman Intermediate Govt./Credit Bond Index	1.58	4.77	5.08	6.87	6.34

Please see the next page for important disclosure information.

June 30, 2005	William Blair Funds 3

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for other classes will vary.

Morningstar RatingsTM are as of 6/30/05 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund «««/«««/«««, Tax-Managed Growth Fund «««/««««/NA, and Large Cap Growth Fund ««/«««/NA, out of 1074/817/272 large growth funds; Small Cap Growth Fund «««««/«««««/NA out of 573/409 small growth funds; Value Discovery Fund «/«/NA out of 218/157 small value funds; International Growth Fund «««««/«««««/««««« out of 167/122/44 foreign large growth funds; Income Fund ««««/«««««/««««« out of 235/178/101 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. ©William Blair & Company, L.L.C., distributor. 08/05.

4 Semi-Annual Report	June 30, 2005

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted a 0.75% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2005. By comparison, the Fund’s benchmarks, the Russell 3000® Growth Index decreased 1.88%, while the Standard & Poor’s 500 Index declined 0.81%.

What were the most significant factors impacting Fund performance?

In the first six months of 2005, value stocks outperformed growth stocks, as evidenced by the Russell 3000® Value Index up 1.69%, versus the 1.88% decline of the Russell 3000® Growth Index. Larger cap growth stocks outperformed their smaller cap counterparts, with the Russell 2000® Growth Index decreasing 3.58% and the Russell 1000® Growth Index down 1.72% for the year. Rising oil prices and continued monetary tightening by the Federal Reserve provided headwinds for companies in the first six months of 2005. Crude oil closed the first half of the year near $60 a barrel, which continues to put pressure on stocks reliant on the lower end consumer. Although Energy sector returns were strong, the relatively low weighting of this sector in the Russell 3000® Growth Index had a modest impact on Index’s overall results. Dissecting the period by quarter, growth-oriented issues began to show signs of strength particularly in May, as Technology issues and Biotech stocks took leadership from cyclical stocks that had done well in 2004, such as Materials and Industrial-related stocks.

What were among the best performing investments for the Fund?

One of the largest contributors to portfolio returns for the first half of 2005 was Health Care. Strong stock selection led to good results on both a relative and an absolute return basis for the portfolio. Alcon, Inc., a leader in the eye-care area, showed strong results buoyed particularly by the outlook for its Restor Lens interocular product. United Healthcare, a health care service provider, continued to be a top portfolio performer and a dominant player in its segment.

Technology stocks provided the strongest portfolio returns relative to the Russell 3000® Growth Index. Although overall returns in the portfolio were flat for the six months and negative in the benchmark, strength in the second quarter seems to indicate investors are warming to this sector. Digital Insight Corporation, a provider of outsourced on-line banking services to smaller financial institutions, experienced strong results after reporting double-digit earnings growth with strong margins and cash flows. Taiwan Semiconductor, the world’s largest contract chipmaker, had good stock appreciation after reporting strong results for 2004. Although 2005 will likely see a contraction in shipments due to client inventory issues, the outlook for 2006 remains strong.

What were among the weakest performing investments for the Fund?

Financial stocks suffered significantly during the first quarter, resulting in negative results for the first half of the year. With accounting concerns surrounding insurers such as AIG and

June 30, 2005	William Blair Funds 5

regulatory issues plaguing Fannie Mae, “collision avoidance” was key during the first quarter. In the second quarter, stock selection in certain areas of Financials was the key to success, particularly if spots were picked appropriately. While capital markets firms were leaders in the sector, Goldman Sachs Group, Inc. a portfolio holding, experienced a stock pullback due to lower trading volumes and hence smaller commissions.

Consumer Discretionary and Consumer Staples stocks showed weakness in the portfolio and the benchmark during the first six months, with two of the larger portfolio disappointments coming in these two areas. Harley-Davidson, Inc., a manufacturer of motorcycle equipment and accessories, experienced significantly weak operating earnings during the second quarter. Additionally, the company decreased its earnings outlook and reduced manufacturing plans for the next several quarters. The stock was sold out of the portfolio due to our concern that the motorcycle market is maturing at a rate faster than anticipated. Estee Lauder Companies, Inc. reported quarterly revenues in line with expectations, but fell short on their bottom line results. We continue to think the company will deliver improved longer term results, especially in the latter part of the year with the launch of the new fragrance lines.

What is your current outlook?

We postulated that 2005 would bring a deceleration in earnings growth, as the business cycle is advancing from a recovery stage into a more normalized growth phase. While companies experienced double digit earnings growth in the last several quarters, estimates for the second quarter through the last half of 2005 are closer to the mid to upper single digit range. The Federal Reserve’s posture indicates a likelihood that it will continue to raise interest rates to create a less stimulative monetary environment. Although consumers continue to show resilience, fueled by the strong real estate market and low mortgage rates, the combination of higher oil prices and interest rates will likely take a toll on spending at some point. Investors anticipated that cash-heavy corporations would probably initiate capital spending, but to date corporations have had greater interest in using cash to repurchase shares or increase dividends. All of these trends tend to be harbingers for a lower growth environment.

6 Semi-Annual Report	June 30, 2005

Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Growth Fund Class N	6.63%	4.79%	(5.80)%	6.38%	—%
Growth Fund Class I	6.94	5.05	(5.55)	—	(0.96)
Russell 3000® Growth Index	1.90	7.56	(9.93)	7.13	(4.32)
S&P 500 Index	6.32	8.28	(2.37)	9.94	0.25
(a)	For the period from October 1, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

June 30, 2005	William Blair Funds 7

Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—32.0%
*Accenture Ltd.†	199,085	$4,513
Adobe Systems Incorporated	125,590	3,594
Arm Holding plc—ADR	640,165	3,931
*Dell, Inc.	278,630	11,009
*Digital Insight Corporation	152,395	3,645
*EMC Corporation	451,395	6,189
First Data Corporation	203,440	8,166
*Jabil Circuit, Inc.	209,975	6,452
Linear Technology Corporation	106,035	3,890
Microchip Technology, Inc.	90,870	2,692
Paychex, Inc.	177,550	5,777
*PDF Solutions, Inc.	90,130	1,183
*ScanSoft, Inc.	799,620	3,023
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	748,812	6,829
*ValueClick, Inc.	307,765	3,795
*WebEx Communications, Inc.	148,330	3,917

		78,605

Health Care—29.5%
Alcon, Inc.†	60,170	6,580
Allergan, Inc.	48,335	4,120
*Amgen, Inc.	115,900	7,007
*Axcan Pharma, Inc.†	240,325	3,672
Eli Lilly & Company	86,310	4,808
*Express Scripts, Inc., Class “A”	86,560	4,326
*IDEXX Laboratories, Inc.	64,240	4,004
*Integra Lifesciences Holding Corporation	99,010	2,891
*Kyphon, Inc.	110,670	3,850
Medtronic, Inc.	183,615	9,510
*ResMed, Inc.	44,510	2,937
Sanofi-Aventis—ADR	180,655	7,405
UnitedHealth Group, Inc.	177,800	9,271
Valeant Pharmaceuticals International	113,310	1,998

		72,379

Industrials—11.4%
Corporate Executive Board Company	48,705	3,815
Danaher Corporation	202,331	10,590
*Education Management Corporation	151,165	5,099
Graco, Inc.	90,610	3,087
Knight Transportation, Inc.	218,240	5,310

		27,901

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—10.5%
*Bed, Bath & Beyond, Inc.	218,730	$9,138
*CarMax, Inc.	110,230	2,938
*Comcast Corporation, Class “A”	216,760	6,492
*Kohl’s Corporation	128,600	7,190

		25,758

Financials—6.2%
Goldman Sachs Group, Inc.	46,360	4,730
SEI Investments Company	140,435	5,245
SLM Corporation	102,585	5,211

		15,186

Consumer Staples—4.6%
Estee Lauder Companies, Inc.	130,205	5,095
PepsiCo, Inc.	116,215	6,268

		11,363

Materials—2.9%
Praxair, Inc.	153,630	7,159

Energy—1.5%
Suncor Energy, Inc.†	77,310	3,658

Total Common Stock—98.6% (cost $192,092)		242,009

Investment in Affiliate—0.4%
William Blair Ready Reserves	921,944	922

Total Investment in Affiliate (cost $922)		922

Short-Term Investments—0.3%
Prudential Funding Demand Note, VRN, 3.368%, due 7/1/05	$670,000	670

Total Short-Term Investments (cost $670)		670

Total Investments—99.3% (cost $193,684)		243,601
Cash and other assets, less liabilities—0.7%		1,699

Net assets—100.0%		$245,300

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2005

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies that the Advisor expects will have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Tax-Managed Growth Fund posted a 1.00% gain on a total return basis (Class N Shares) for the six-months ended June 30, 2005. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index declined 1.88% and the Standard & Poor’s 500 Stock Index dropped 0.81%.

What were the most significant market factors impacting Fund performance?

Concerns that rising energy prices could dampen economic growth weighed on the equity markets during the first half of the year. In addition, indications early in the year that inflationary pressures had the potential to increase were worrisome to equity market participants.

Amid mounting concerns that corporate profits might slow, investors were also troubled by signs that the Federal Reserve’s campaign to raise short-term interest rates at a “measured” pace was not over. The Federal Reserve raised the federal funds rate on overnight loans once during the first quarter and twice during the second quarter, and investors grew increasingly concerned that the Fed was being overly cautious—and perhaps too restrictive—with its monetary policy.

What were among the best performing investments for the Fund?

Information Technology was the best-performing sector for the Fund for the first six months of 2005. The Fund was underweight the Russell 3000® Growth Index in terms of Information Technology exposure—at 17.1% versus 26.3% for the Index. However, our Information Technology stocks performed better, posting a 2.3% gain, as compared to a 5.6% decline for the stocks in the Russell 3000® Growth.

Energy was the second-best performing sector for the Fund. Our Energy sector exposure at 4.8% was more than double the weighting of the Russell 3000® Growth at 2.1%, and the Fund benefited from the positive performance of its Energy holdings.

Health Care was the third-best performing sector for the Fund during the first half of the year. More specifically, four of the top five-best performing investments for the Fund during the first six months were from the Health Care sector, and three of these companies—Genentech, Inc., Alcon, Inc. and St. Jude Medical, Inc.—deserve mention. Applications for Genentech’s cancer products—and their broader use for different types of cancers—look promising. Increased earnings estimates for the company during the second quarter reinforced our enthusiasm for this company. We especially favor this company because Genentech has an entire portfolio of products, compared to other biotechnology companies which may only have one drug either in test trials or to market. Alcon is a global leader in developing, manufacturing, and selling ophthalmology drugs, supplies, and surgical devices, and also sells consumer eye-care products

June 30, 2005	William Blair Funds 9

such as contact lens-cleaning solution. Alcon has a new drug for age-related macular degeneration, and the company’s stock responded favorably to news that its Phase 3 testing of this product was going well. As the aging segment of the population continues to grow, we expect the growth prospects for Alcon to be strong. St. Jude Medical manufactures cardiovascular medical devices, including the world’s most widely used mechanical heart valve. The firm’s cardiac care business benefited from the misfortune of Boston Scientific Corporation, which had announced a stent recall during the quarter.

What were among the weakest performing investments for the Fund?

Our Financial sector weightings were a material drag on performance during the first half of the year. Investors Financial Service Corporation was a weak performing investment for the Fund. The flattening interest rate yield curve resulting from the Federal Reserve’s short-term interest rate hikes has taken a bite out of Investors Financial’s earnings, as the short-term rates the company pays out have increased relative to the lower long term rates at which the company borrows money.

Another poor performing investment for the Fund was Valeant Pharmaceuticals International. Concerns arose that Phase 2 test trials for Valeant’s Viramidine drug for Hepatitis C were poorly designed by the company’s previous management, which led to speculation regarding the drug’s ability to be approved by the FDA. We nonetheless believe in this company, which has strong new management that has joined the firm from many of the top pharmaceutical companies from around the world. We are willing to withstand the short-term pain with the company’s share price because of this management, and because of Valeant’s promising portfolio of products which is in various stages of testing.

CarMax, Inc. also turned in a disappointing performance. Management lowered expectations for comparable store sales, and the downward guidance caused our investment in CarMax, Inc. to decline. Although we have begun to see greater volatility in comparable store sales from quarter to quarter—which impacts our valuation parameters for the stock—we still believe in this company, its business model and its excellent management.

What is your current strategy? How is the Fund positioned?

As we mentioned last quarter, interest rates have been edging up, turning what had been a favorable tailwind for equity investors into a headwind. We are thoughtfully navigating this market environment. We will continue to maintain our modest underweight in the Financial sector given the likelihood for additional “measured” interest rate increases by the Federal Reserve in the months ahead. Otherwise, we presently intend to maintain reasonable weightings in each sector and we are not currently inclined to significantly over- or under-weight any other particular area.

In addition, rising energy costs are expected to cause a slowdown in earnings growth among companies in the broad market as well as the nation’s Gross Domestic Product (GDP). However, it is also a market environment we believe should favor the type of companies we invest in—companies that demonstrate above-average earnings growth no matter what the economic climate.

As always, we will continue to focus on and emphasize high-quality names that we believe will serve our investors well.

10 Semi-Annual Report	June 30, 2005

Tax-Managed Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class N	6.82%	5.97%	(2.62)%	(1.73)%
Tax-Managed Growth Fund Class I	6.97	6.24	(2.38)	(1.48)
Russell 3000® Growth Index	1.90	7.56	(9.93)	(8.17)
S&P 500 Index	6.32	8.28	(2.37)	(2.09)
(a)	For the period from December 27, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

June 30, 2005	William Blair Funds 11

Tax-Managed Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Health Care—23.8%
Alcon, Inc.†	965	$106
*Amgen, Inc.	2,435	147
*Express Scripts, Inc., Class “A”	2,470	123
*Genentech, Inc.	1,800	145
IMS Health, Inc.	4,740	117
Pfizer, Inc.	5,325	147
*ResMed, Inc.	2,197	145
Sanofi-Aventis—ADR	2,480	102
*St. Jude Medical, Inc.	2,360	103
Stryker Corporation	1,230	58
Valeant Pharmaceuticals International	3,420	60
*Zimmer Holdings, Inc.	1,910	145

		1,398

Information Technology—17.4%
Arm Holdings plc—ADR	9,500	58
*CACI International, Inc., Class “A”	1,360	86
CDW Corporation	1,620	93
*EMC Corporation	6,590	90
First Data Corporation	2,900	116
*Intuit, Inc.	2,455	111
*Jabil Circuit, Inc.	3,545	109
Microchip Technology, Inc.	4,170	124
Paychex, Inc.	3,390	110
*ScanSource, Inc.	1,230	53
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	8,220	75

		1,025

Industrials—14.9%
*Apollo Group, Inc., Class “A”	750	59
C.H. Robinson Worldwide, Inc.	2,335	136
Danaher Corporation	3,020	158
Expeditors International of Washington	2,245	112
Fastenal Company	2,520	154
General Electric Company	3,355	116
Knight Transportation, Inc.	3,255	79
Pentair, Inc.	1,400	60

		874

Consumer Discretionary—13.8%
*Bed, Bath & Beyond, Inc.	2,070	87
*CarMax, Inc.	2,710	72
Dollar General Corporation	4,230	86
*eBAY, Inc.	1,720	57
*IAC InterActiveCorp	3,240	78
*Laureate Education, Inc.	1,250	60
Lowe’s Companies, Inc.	1,735	101
Time Warner, Inc.	4,530	76
*Univision Communications, Inc.	1,820	50
*Williams-Sonoma, Inc.	3,645	144

		811

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—8.2%
AFLAC, Inc.	1,390	$60
Ambac Financial Group, Inc.	1,450	101
American International Group	2,210	129
Investors Financial Service Corporation	2,240	85
Moody’s Corporation	2,430	109

		484

Consumer Staples—6.7%
Colgate-Palmolive Company	1,100	55
PepsiCo, Inc.	2,825	152
Walgreen Co.	2,365	109
Whole Foods Market, Inc.	680	80

		396

Materials—5.6%
Airgas, Inc.	5,550	137
Ecolab, Inc.	2,090	67
Praxair, Inc.	2,660	124

		328

Energy—5.5%
*Smith International, Inc.	950	61
Suncor Energy, Inc.†	5,580	264

		325

Total Common Stock—95.9% (cost $4,269)		5,641

Investment in Affiliate—3.0%
William Blair Ready Reserves	177,340	177

Total Investment in Affiliate (cost $177)		177

Short-Term Investments—3.4%
Prudential Funding Demand Note, VRN, 3.368%, due 7/1/05	$200,000	200

Total Short-Term Investments (cost $200)		200

Total Investments—102.3% (cost $4,646)		6,018
Liabilities, plus cash and other assets—(2.3)%		(134)

Net assets—100.0%		$5,884

See accompanying Notes to Financial Statements.

12 Semi-Annual Report	June 30, 2005

John F. Jostrand

Norbert W. Truderung

James W. Golan

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted a 1.76% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, declined 1.72%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The broad domestic equity market showed mixed results for the first half of the year, with midcap value-oriented stocks having the best overall results, while growth-oriented issues were generally weak. Oil prices marched higher, and the Federal Reserve continued its tightening policy. With concerns about the potential for slowing earnings growth, investors rotated away from more cyclical issues such as Materials and Industrials, and began to show favor to Health Care and some select Technology stocks in the latter part of the second quarter.

What were among the best performing investments for the Fund?

The largest contributor to the portfolio during the year to date period on an absolute and relative basis was the Health Care sector. Alcon, a provider of eye care products, achieved strong results due to favorable outlook for its new Restor Lens product. This interocular device provides improved sight for both near and distance vision, and has proven to be a good option for patients with cataracts as well. The product received additional good news with the approval by Medicare for reimbursements, making the relatively expensive product available to a sizably larger market.

The Energy sector enjoyed the strongest absolute results during the first six months, boosted by oil rising to $60 per barrel. Although the returns were strong, the Energy weighting in both the benchmark and the portfolio was less than two percent. Nevertheless, Energy proved to be the second strongest performer in relative terms for the portfolio during the first six months. Suncor Energy Inc., an integrated energy company which has a proprietary method for extracting oil from the Canadian tar sands, enjoyed particularly strong returns during the quarter.

What were among the weakest performing investments for the Fund?

Industrial stocks detracted from overall portfolio results. This area showed significant weakness during the year to date period, as investors turned to stocks with less orientation to the recovery phase of the economic cycle. The portfolio’s relative overweight position to this area, combined with particularly soft performances by 3M Company and Danaher Corporation, contributed to weakness in overall portfolio returns.

June 30, 2005	William Blair Funds 13

Although stocks in the Consumer Discretionary sector held up well given the potential effects of rising oil prices and increasing interest rates, one of the largest disappointments during the first six months came in this area. Harley-Davidson, Inc., a manufacturer of motorcycle equipment and accessories, experienced significantly weak operating earnings during the second quarter. Additionally, the company decreased its earnings outlook and reduced manufacturing plans for the next several quarters. The stock was sold out of the portfolio due to our concern that the motorcycle market is maturing at a rate faster than anticipated.

What is your current outlook?

We postulated that 2005 would bring a deceleration in earnings growth, as the business cycle is advancing from a recovery stage into a more normalized growth phase. While companies experienced double digit earnings growth in the last several quarters, estimates for the second quarter through the last half of 2005 are closer to the mid to upper single digit range. The Federal Reserve’s posture indicates a likelihood that it will continue to raise interest rates to create a less stimulative monetary environment. Although consumers continue to show resilience, fueled by the strong real estate market and low mortgage rates, the combination of higher oil prices and interest rates will likely take a toll on spending at some point. Investors anticipated that cash-heavy corporations would probably initiate capital spending, but to date corporations have had greater interest in using cash to repurchase shares or increase dividends. All of these trends tend to be harbingers for a lower growth environment.

14 Semi-Annual Report	June 30, 2005

Large Cap Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	4.25%	4.19%	(9.54)%	(8.46)%
Large Cap Growth Fund Class I	4.38	4.39	(9.37)	(8.27)
Russell 1000® Growth Index	1.68	7.26	(10.36)	(8.59)
(a)	For the period from December 27, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

June 30, 2005	William Blair Funds 15

Large Cap Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—29.2%
*Accenture, Ltd.†	11,865	$269
Adobe Systems Incorporated	4,570	131
*Dell, Inc.	10,890	430
*EMC Corporation	18,670	256
First Data Corporation	8,790	353
Intel Corporation	7,565	197
Linear Technology Corporation	7,475	274
Paychex, Inc.	6,480	211
Qualcomm Incorporated	2,410	80
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	33,432	305
*Yahoo!, Inc.	4,675	162

		2,668

Health Care—24.6%
Alcon, Inc.†	2,210	242
Allergan, Inc.	2,195	187
*Amgen, Inc.	4,285	259
*Boston Scientific Corporation	2,145	58
*Caremark Rx, Inc.	3,655	163
Eli Lilly & Company	2,965	165
Medtronic, Inc.	8,400	435
Pfizer, Inc.	7,200	198
Sanofi-Aventis—ADR	4,925	202
UnitedHealth Group, Inc.	6,525	340

		2,249

Industrials—12.6%
3M Company	3,680	266
*Apollo Group, Inc., Class “A”	2,535	198
Danaher Corporation	8,142	426
General Electric Company	7,635	265

		1,155

Consumer Discretionary—11.6%
*Bed, Bath & Beyond, Inc.	8,265	345
*Comcast Corporation, Class “A”	7,945	238
*Kohl’s Corporation	6,563	367
Nike, Inc., Class “B”	1,300	113

		1,063

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Staples—8.3%
Avon Products, Inc.	5,320	$201
PepsiCo, Inc.	4,185	226
Walgreen Co.	7,225	332

		759

Financials—4.6%
Goldman Sachs Group, Inc.	2,355	240
SLM Corporation	3,565	181

		421

Materials—2.9%
Praxair, Inc.	5,655	264

Energy—2.6%
Schlumberger Limited†	1,275	97
Suncor Energy, Inc.†	2,895	137

		234

Total Common Stock—96.4% (cost $7,855)		8,813

Investment in Affiliate—3.6%
William Blair Ready Reserves	329,775	330

Total Investment in Affiliate (cost $330)		330

Total Investments—100.0% (cost $8,185)		9,143
Liabilities, plus cash and other assets—0.0%		(1)

Net assets—100.0%		$9,142

See accompanying Notes to Financial Statements.

16 Semi-Annual Report	June 30, 2005

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Small Cap Growth Fund posted a 4.16% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the Russell 2000® Growth Index, declined 3.58% during the period, while the Russell 2000® Index decreased 1.25%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Small cap growth stocks underperformed large cap stocks during the first six months of the year, as evidenced by the Russell 2000® Index (of small company stocks) return of -1.25% versus the Russell 1000® Index (of large company stocks) return of 0.11%. From a style perspective within the small cap space, value continued to outperform growth as the Russell 2000® Value Index returned 0.90%.

The financial markets were again faced with the backdrop of a rising interest rate environment and high energy prices during the first half of 2005. The Federal Reserve continued its tightening at a measured pace to take the target Federal Funds interest rate to 3.25% by the end of June. Crude oil closed the first half of the year near $60 a barrel and continues to be a headwind for investors’ outlook on the consumer. With these elevated energy prices, the Energy sector within the Russell 2000® Growth Index has sustained its strong performance in 2005 to date. Consumer Discretionary stocks also turned in positive results. On the other hand, Health Care stocks finished just in negative territory for the Russell 2000® Growth Index. The Information Technology sector once again produced negative results for the Russell 2000® Growth Index as it did in 2004. The Industrials and Materials sectors, after their strong performances in 2004, ended the first half of 2005 with negative returns within the Russell 2000® Growth Index. With respect to the Fund, Health Care, Industrials, Consumer Discretionary and Financials produced negative absolute returns while Information Technology and Energy saw positive results in absolute terms.

On a relative basis, our outperformance during the first quarter was more than offset by our underperformance during the second quarter to end the period down relative to the Russell 2000® Growth Index. There were a few dynamics that contributed to our relative performance during the first six months of the year. First, we had some fundamental disappointments. Stock selection in Health Care was a major detractor from relative performance. In addition to Health Care, stock selection in the Financials and Consumer Discretionary sectors were two other main sources of relative underperformance. Among the positive contributors to the Fund’s relative performance for the first six months of 2005 was stock selection within the Information Technology sector.

Another dynamic that added to the Fund’s underperformance, specifically during the second quarter, was client withdrawals. As a result, we were forced to raise cash in an already difficult small cap market during April and then again in May, which we believe put downward pressure on some of our portfolio holdings. From the end of the first quarter

June 30, 2005	William Blair Funds 17

through May 24, representing roughly the end of the liquidations and the trough in relative performance for the quarter, a substantial amount of the roughly 550 basis point underperformance came from our smaller market capitalization, and typically less liquid stocks. In the period from May 24 through the end of the quarter, after the liquidations were complete, we outperformed compared to the Index by over 300 basis points. While we are not satisfied with our underperformance in the second quarter, and therefore through the first six months of 2005, we feel a portion of this was due to short term dynamics and we remain positive on the positioning of the Fund.

What were among the weakest performing investments for the Fund?

Integra LifeSciences Holdings Corporation and Cell Therapeutics, Inc. were two stocks within Health Care that performed poorly. Integra LifeSciences, a medical products company, reported earnings below expectations and guided future earnings lower during May. We continue to hold the position as we expect Integra’s business momentum to reaccelerate. The small cap biotechnology industry experienced relatively weak returns during the first half of the year. Cell Therapeutics is one of the Fund’s biotechnology holdings that underperformed its peers in the quarter. The company announced negative data from a Phase III trial in the FDA approval process during the first quarter. We have since sold the position after subsequent data points dampened our outlook for the company’s prospects.

What were among the best performing investments for the Fund?

Two stocks that contributed to the Information Technology sector’s positive relative performance were Optimal Group, Inc. and Intermix Media, Inc. Optimal Group was our most significant contributor within our Information Technology holdings and in the Fund overall. Optimal Group, Inc. is an undiscovered transaction processing company. The stock appreciated through the first six months of the year as investors became increasingly aware of the company and its ability to execute fundamentally. Intermix Media, Inc. operates a network of unique websites that allow marketers to target hard-to-reach consumers. The company’s business is accelerating and the stock has responded accordingly.

What is your current outlook?

Looking forward, the markets will continue to face various headwinds. Year over year earnings comparisons are getting tougher after the strong double digit earnings growth rates witnessed in 2004. More companies are reigning in expectations as the ratio of negative to positive preannouncements was significantly higher during the second quarter of 2005 versus the year earlier period. There will be continued debate in regard to near record high energy prices and their effect on overall economic activity. With respect to interest rates, current consensus is for the Federal Reserve to raise rates another 25 basis points at its August meeting but beyond that investors differ on their expectations. Future data points on inflation, economic activity and employment will weigh in on the direction of interest rates so investors will be watching these statistics in anticipation of the Fed’s moves.

With the backdrop of slower yet more sustainable economic and corporate earnings growth rates, we anticipate a stock picker’s market. Our bottom up, fundamental quality growth philosophy of selecting companies with durable business franchises and consistent earnings streams should position the Fund well in this type of environment.

18 Semi-Annual Report	June 30, 2005

Small Cap Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class N	9.33%	19.53%	13.44%	20.47%
Small Cap Growth Fund Class I	9.61	19.81	13.70	20.75
Russell 2000® Growth Index	4.29	11.37	(4.51)	(2.86)
Russell 2000® Index	9.45	12.81	5.71	6.59
(a)	For the period from December 27, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

June 30, 2005	William Blair Funds 19

Small Cap Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—30.2%
*AMIS Holdings, Inc.	1,126,040	$15,021
ARM Holdings, plc—ADR	1,511,435	9,280
*Blackbaud, Inc.	493,782	6,666
*DSP Group, Inc.	323,020	7,711
*Euronet Worldwide, Inc.	290,184	8,436
*Intermix Media, Inc.	558,228	4,672
*Internet Capital Group, Inc.	466,363	3,418
*Intrado, Inc.	652,664	9,764
*J2 Global Communications, Inc.	189,169	6,515
*Kanbay International, Inc.	494,320	11,424
*Lionbridge Technologies, Inc.	1,916,651	12,995
*Macrovision Corporation	317,400	7,154
*Open Solutions, Inc.	223,442	4,538
*OPNET Technologies, Inc.	822,590	6,663
*Optimal Group, Inc.†	928,807	15,000
*PDF Solutions, Inc.	921,372	12,088
*Plexus Corporation	482,606	6,868
*ScanSoft, Inc.	2,312,750	8,742
*Ultimate Software Group, Inc.	754,863	12,380
*ValueClick, Inc.	1,269,797	15,657
*Volterra Semiconductor Corporation	525,570	7,826
*WebEx Communications, Inc.	520,160	13,737
*Workstream, Inc.†	2,736,960	4,921

		211,476

Consumer Discretionary—19.4%
*4 Kids Entertainment, Inc.	464,245	9,229
*Century Casinos, Inc.	844,596	6,351
*Cumulus Media, Inc., Class “A”	686,895	8,092
*Insight Enterprises, Inc.	626,240	12,637
*Jarden Corporation	268,650	14,486
*Laureate Education, Inc.	406,177	19,440
*Life Time Fitness, Inc.	52,900	1,736
*Lions Gate Entertainment Corporation†	1,282,915	13,163
Nautilus Group, Inc.	238,909	6,809
*Scientific Games Corporation, Class “A”	222,507	5,992
*Shuffle Master, Inc.	249,376	6,990
Speedway Motorsports, Inc.	189,280	6,920
Strayer Education, Inc.	72,095	6,219
*ValueVision Media, Inc., Class “A”	751,690	9,028
*WMS Industries, Inc.	246,585	8,322

		135,414

Industrials—16.1%
*Coinstar, Inc.	552,347	12,533
*Comfort Systems USA, Inc.	1,230,365	8,096
*Corrections Corporation of America	233,310	9,157
*Educate, Inc.	413,818	5,855
*Electronic Clearing House	598,262	5,205
*FirstService Corporation†	411,025	8,208
*Frozen Food Express Industries, Inc.	284,466	3,220
*Hudson Highland Group, Inc.	466,235	7,269
*Huron Consulting Group, Inc.	341,789	8,049
*Kforce, Inc.	1,475,315	12,481

Issuer	Shares	Value

Common Stocks—(continued)
Industrials—(continued)
*Labor Ready, Inc.	533,241	$12,430
*Marten Transport, Ltd.	235,680	4,947
*Providence Service Corporation	283,873	7,048
*TRM Copy Centers Corporation	495,191	8,329

		112,827

Health Care—13.4%
*Allied Healthcare International	1,586,937	11,235
*Amicas, Inc.	1,576,102	7,140
*Axcan Pharma, Inc.†	565,955	8,648
*Barrier Therapeutics, Inc.	434,323	3,444
*Connectics Corporation	409,500	7,223
*Integra Lifesciences Holdings Corporation	368,240	10,752
*Kensey Nash Corporation	271,020	8,196
*LifeCell Corporation	208,715	3,300
*Martek Biosciences Corporation	196,738	7,466
*Matria Healthcare, Inc.	275,183	8,869
*Sangamo Biosciences, Inc.	531,005	1,896
*Santarus, Inc.	848,685	3,480
*Telik, Inc.	487,560	7,928
*Zila, Inc.	1,530,641	4,378

		93,955

Energy—6.8%
*ATP Oil and Gas Corporation	312,481	7,312
*Gasco Energy Inc.	2,401,050	8,884
*Grey Wolf, Inc.	1,430,573	10,601
*InterOil Corporation†	156,075	4,242
OMI Corporation	454,770	8,645
*Remington Oil and Gas Corporation	218,943	7,816

		47,500

Consumer Staples—4.0%
*Elizabeth Arden, Inc.	459,900	10,757
Nu Skin Enterprises, Inc.	341,390	7,955
*Usana Health Services, Inc.	214,545	9,075

		27,787

Financials—4.0%
*Affiliated Managers Group, Inc.	186,685	12,756
ECC Capital Corporation	1,090,485	7,262
*First Cash Financial Services, Inc.	360,309	7,700

		27,718

Materials—1.5%
Airgas, Inc.	413,280	10,196

Total in Common Stock—95.4% (Total cost $557,100)		666,873

Investment in Affiliate—0.9%
William Blair Ready Reserves	6,242,722	6,243

Total Investment in Affiliate (cost $6,243)		6,243

See accompanying Notes to Financial Statements.

20 Semi-Annual Report	June 30, 2005

Small Cap Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Short-Term Investments—2.9%
American Express Demand Note, VRN, 3.164%, due 7/1/05	$10,046,000	$10,046
Prudential Funding Demand Note, VRN, 3.368%, due 4/1/05	10,046,000	10,046

Total Short-Term Investments (cost $20,092)		20,092

Total Investments—99.2% (cost $583,435 )		693,208
Cash and other assets, less liabilities—0.8%		5,911

Net assets—100.0%		$699,119

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 21

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund posted a 0.53% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the Russell 2500® Growth Index, declined 0.92% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Small to mid cap stocks outperformed large cap stocks through the first six months of the year, as evidenced by the Russell 2500® Growth Index’s return of -0.92%, versus the Russell 1000® Growth Index return of -1.72%. From a style perspective within the small to mid cap space, value continued to outperform growth as the Russell 2500® Value Index returned 3.09%.

The financial markets were again faced with the backdrop of a rising interest rate environment and high energy prices during the first half of 2005. The Federal Reserve continued its tightening at a measured pace, taking the target Federal Funds interest rate to 3.25% by the end of June. Crude oil closed the first half of the year near $60 a barrel and continues to be a headwind for investors as they consider the outlook for consumer spending.

With the elevation in energy prices, the Energy sector within the Russell 2500® Growth Index has sustained strong returns in 2005 to date. Consumer Discretionary stocks also turned in positive results while Health Care stocks finished just in positive territory in the Russell 2500® Growth Index. The Information Technology sector once again produced negative returns for the first half of the year in the Russell 2500® Growth Index as it did in 2004. The Industrials and Materials sectors, after their strong performances in 2004, also turned in negative returns within the Russell 2500® Growth Index. With respect to the Fund, Healthcare, Industrials and Financials produced negative absolute returns, while Information Technology, Consumer Discretionary and Energy saw positive results.

A few dynamics occurred during the first six months of the year that affected our relative performance. Stock selection in the Information Technology sector was the largest source of outperformance. Being underweight in the Financials sector during the first six months of the year outweighed poor stock selection in the sector.

What were among the best performing investments for the Fund?

Jabil Circuit, Inc. in the electronics manufacturing services (EMS) business was a strong contributor to the Fund’s performance in the first half of the year. Jabil Circuit, Inc. distinguishes itself with a customer-centric approach that delivers higher service levels and superior financial performance relative to its competition. The stock benefited as earnings estimates were taken up during the first quarter. The stock continued to move higher after the

22 Semi-Annual Report	June 30, 2005

company released earnings and guidance in June. We remain positive on the long-term prospects for the company. Ultimate Software Group, Inc. is another company in the Information Technology sector that delivered strong appreciation in the first six months of the year. The company provides innovative web-based payroll services. Customers indicate that the programs are easy to use, flexible in managing complex payroll accounting issues, and competitively priced. The company has gained attention from other growth managers and research analysts as the company transitioned to profitability.

What were among the weakest performing investments for the Fund?

One of the underperformers in the Financials sector was East West Bancorp, a bank focused on the Chinese-American market in California. There was a general market sell off, in the second quarter in part due to increased competition in their region. Finally, negative stock selection in the Consumer Discretionary space was a detractor from relative performance. Strayer Education, a post-secondary educator primarily targeting working adults, was one of the underperformers in the sector. The company’s first quarter earnings disappointed investors as new student enrollment came in below expectations. We feel this was a short term problem that they will resolve.

What is your current outlook?

Looking forward, the markets will continue to face various headwinds. Year over year earnings comparisons are getting tougher after the strong double digit earnings growth rates witnessed in 2004. More companies are reigning in expectations as the ratio of negative to positive pre-announcements was significantly higher during the second quarter of 2005 versus the year earlier period. There will be continued debate in regard to near record high energy prices and their effect on overall economic activity. Future data points on inflation, economic activity and employment will weigh in on the direction of interest rates so investors will be watching these statistics in anticipation of the Fed’s moves in the coming months.

With the backdrop of slower yet more sustainable economic and corporate earnings growth rates, we anticipate a stock picker’s market. We believe that our bottom-up, fundamental quality growth philosophy of selecting companies with durable business franchises and consistent earnings streams should position the Fund well in this type of environment.

June 30, 2005	William Blair Funds 23

Small-Mid Cap Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	5.45%	7.89%
Small-Mid Cap Growth Fund Class I	5.73	8.15
Russell 2500® Growth Index	7.46	9.42
(a)	For the period from December 29, 2003 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forcasted growth rates.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

24 Semi-Annual Report	June 30, 2005

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—27.6%
*AMIS Holdings, Inc.	60,800	$811
CDW Corporation	21,700	1,239
*Fiserv, Inc.	30,200	1,297
*Intrado, Inc.	37,170	556
*Intuit, Inc.	39,000	1,759
*Iron Mountain, Inc.	37,850	1,174
*J2 Global Communications, Inc.	31,800	1,095
*Jabil Circuit, Inc.	41,900	1,288
Microchip Technology, Inc.	49,900	1,478
*OPNET Technologies, Inc.	44,900	364
*PDF Solutions, Inc.	48,500	636
*Ultimate Software Group, Inc.	44,600	731
*ValueClick, Inc.	86,500	1,067
*WebEx Communications, Inc.	38,800	1,025
Xilinx, Inc.	14,200	362

		14,882

Industrials—22.8%
*Beacon Roofing Supply, Inc.	24,603	647
C.H. Robinson Worldwide, Inc.	10,000	582
Cintas Corporation	16,100	622
*Coinstar, Inc.	42,505	964
Corporate Executive Board Company	17,700	1,386
*Corrections Corporation of America	19,000	746
Expeditors International of Washington	24,600	1,225
Fastenal Company	32,100	1,966
*Kforce, Inc.	54,765	463
Knight Transportation, Inc.	44,800	1,090
MSC Industrial Direct Company, Inc., Class “A”	17,740	599
Pentair, Inc.	29,100	1,246
*Robert Half International, Inc.	30,800	769

		12,305

Consumer Discretionary—20.4%
*Bed, Bath and Beyond, Inc.	36,400	1,521
*CarMax, Inc.	30,000	799
*Getty Images, Inc.	10,600	787
*Jarden Corporation	4,100	221
*Lamar Advertising Company, Class “A”	20,600	881
*Laureate Education, Inc.	38,749	1,855
*Life Time Fitness, Inc.	8,400	276
*O’Reilly Automotive, Inc.	42,300	1,261
*Shuffle Master, Inc.	24,100	676
Strayer Education, Inc.	6,300	543
*Tractor Supply Company	17,400	854
*Williams-Sonoma, Inc.	32,300	1,278

		10,952

*Non-income producing securities

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—16.1%
*Connetics Corporation	44,118	$778
*Express Scripts, Inc.	29,900	1,495
*IDEXX Laboratories, Inc.	10,800	673
*Integra LifeSciences Holdings Corporation	27,840	813
*Kensey Nash Corporation	20,800	629
*Kinetic Concepts, Inc.	7,000	420
*Kyphon, Inc.	32,000	1,113
*Medicines Company	21,500	503
*Patterson Companies, Inc.	14,400	649
*ResMed, Inc.	15,400	1,016
*Telik, Inc.	37,300	607

		8,696

Energy—4.4%
*Smith International, Inc.	25,200	1,605
XTO Energy Corporation	21,700	738

		2,343

Materials—2.1%
Airgas, Inc.	45,100	1,113

Consumer Staples—1.3%
Estee Lauder Companies, Inc.	18,600	728

Financials—1.2%
East West Bancorp, Inc.	19,600	658

Total in Common Stock—95.9% (Total cost $48,243)		51,677

Investment in Afiliate—2.3%
William Blair Ready Reserves	1,223,517	1,224

Total Investment in Affiliate (cost $1,224)		1,224

Short-Term Investments—2.7%
American Express Demand Note, VRN, 3.164%, due 4/1/05	$1,468,000	1,468

Total Short-Term Investments (cost $1,468)		1,468

Total Investments—100.9% (cost $50,935)		54,369
Liabilities, plus cash and other assets—(0.9)%		(488)

Net assets—100%		$53,881

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 25

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted a 1.49% gain (Class N Shares) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World (Free) except US Index, rose 0.32%.

What were the most significant factors impacting international markets during the first six months of the year?

The largely flat return of international equity markets during the first six months of 2005 masked volatile monthly results. Emerging markets and small cap stocks were the strongest international equity market performers at the beginning of the year, extending their dominance from 2004. This trend reversed in March and April as inflation fears and concerns about the impact of high energy and commodity prices on global growth resulted in investors reducing their risk positions. After the mid period pause, markets rebounded in May and June, as sectors such as Telecommunication Services underperformed relative to Health Care, Energy and Information Technology. Materials also was a negative performer during the second quarter as concerns about excess supply and falling demand for commodities rippled through the market. Overall, emerging markets were the strongest region during the six month period, returning 6.26% during the period, while small cap stocks outpaced their larger cap counterparts, returning 4.39%. The Europe Australia and Far East Index fell 0.85% during same time period.

During the first six months of 2005, the US dollar appreciated versus most currencies, with the largest appreciation versus the Euro, where it appreciated approximately 10%. Despite this appreciation, international markets extended their gains over the US as the MSCI All Country World (Free) except US Index returned 0.32%, while the S&P 500 Index declined 0.81%.

What factors were behind the Fund’s performance versus the benchmark?

While the Fund slightly lagged the broad index benchmark during the first quarter, it outperformed both broad and growth benchmarks during the six month period, due to strong second quarter results as the market focused on fundamentals. Year to date relative performance was driven by strong stock selection across most regions and sectors, coupled with emerging markets and small cap exposures and stock selection. Somewhat mitigating this performance was stock selection in the Western Hemisphere, in addition to Information Technology and Consumer Discretionary exposures and a lower Energy weighting versus the Index.

What is your current outlook?

The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China’s imports may be receding into the background as other cyclical forces begin to edge growth higher.

26 Semi-Annual Report	June 30, 2005

Evidence from a number of sources—including recent purchasing managers’ index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit growth (in Europe)—suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the US or elsewhere. Household spending in China and other emerging markets have remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

What is your current strategy? How is the Fund positioned?

As of June 30, the Fund maintains its overweighting in emerging markets relative to the Index, and is now near a market weight in Europe ex-UK, largely through the addition of Health Care and Information Technology companies to the portfolio during the quarter. From a sector perspective, the portfolio maintains its largest relative weightings in Consumer Discretionary, Information Technology and Health Care, and has its smallest relative weightings in Energy, Materials, and Financials. These weightings are largely the result of the Advisor’s bottom up, fundamental quality growth discipline, which are also supported by the Advisor’s strategic viewpoint.

June 30, 2005	William Blair Funds 27

International Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
International Growth Fund Class N	16.80%	12.83%	2.43%	12.58%	—
International Growth Fund Class I	17.04	13.12	2.69	—	9.26%
MSCI All Country World Free Ex-US Index	16.95	14.08	0.76	5.82	2.97
Lipper International Index	13.45	11.16	(0.19)	6.87	—
(a)	For the period from October 1, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

28 Semi-Annual Report	June 30, 2005

International Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—36.6%
Austria—2.0%
Erste Bank Der Oester (Banking)	621,500	$31,007
*Raiffeisen International Bank (Banking)	534,500	33,839

		64,846

Belgium—0.2%
Colruyt S.A.(Mass market distribution)	47,800	6,506

Finland—0.3%
Nokian Renkaat Oyj (Automotive)	561,000	10,214

France—10.5%
April Group S.A. (Insurance brokers)	231,643	7,196
BNP Paribas (Banking)	889,700	60,668
Essilor International (Health care supplies)	430,600	29,321
Hermes International SCA (Apparel and luxury goods)	159,500	32,094
*JC Decaux (Media)	1,467,660	37,071
Klepierre (Real estate)	102,500	9,744
*Nexity (Real estate management)	246,100	9,493
*Orpea (Hospital and nursing management)	403,853	17,897
Sanofi-Avenits (Pharmaceuticals)	998,500	81,643
Technip-Coflexip S.A. (Construction)	376,860	17,456
Vinci S.A.(Construction)	339,400	28,160
Zodiac S.A. (Aerospace and defense)	280,600	15,030

		345,773

Germany—7.8%
AWD Holdings AG (Financial services)	341,500	14,304
Bijou Brigitte (Fashon jewelry accessories)	47,422	8,530
Celesio AG (Pharmaceuticals)	393,780	30,845
Continental AG (Diversified manufacturing)	463,600	33,188
Did Deutscher Industrie Svc (Commercial services)	226,461	9,647
E.ON AG (Energy)	709,600	62,892
GFK AG (Commercial services)	250,948	9,876
Rational AG (Business equipment)	56,400	6,059
SAP AG (Software)	394,700	68,173
Stada Arzneimittel AG (Pharmaceuticals)	356,800	13,024

		256,538

Greece—1.8%
Coca-Cola Hellenic Bottling S.A. (Beverages)	456,671	12,364
EFG Eurobank (Banking)	638,400	19,608
National Bank of Greece (Banking)	795,420	26,911

		58,883

Ireland—1.9%
Anglo Irish Bank plc (Finance)	2,253,400	27,852
*Grafton Group plc (Wholesale distributors)	1,133,900	13,109
Kingspan Group plc (Construction)	1,144,000	13,427
United Drug plc (Pharmaceuticals)	1,778,300	7,624

		62,012

Italy—1.0%
Credito Emiliano SpA (Banking)	1,167,400	11,822
Hera SpA (Electric services)	4,468,176	12,421
Pirelli & C Real Estate SpA (Real estate development)	165,752	9,910

		34,153

Issuer	Shares	Value

Common Stocks—Europe—36.6%—(continued)
Netherlands—1.1%
*Axalto (Business equipment)	283,200	$8,515
*Pyaterochka Holdings GDR (Food and retail)	859,200	12,372
*Tomtom NV (Computer software)	686,300	15,041

		35,928

Norway—1.1%
Statoil Asa (Oil and gas)	1,802,600	36,661

Spain—1.4%
Grupo Ferrovial S.A. (Industrial services)	283,500	18,212
*Industria De Textile (Retail trade)	1,043,000	26,758

		44,970

Sweden—1.3%
*Capio AB (Health care)	480,800	7,071
Clas Ohlson AB (Retail)	385,400	6,907
*Modern Times Group (Television)	53,000	1,619
Scania AB (Vehicles and equipment)	753,900	27,740

		43,337

Switzerland—6.2%
*Actelion (Biotechnology)	153,500	15,918
*Kudelski S.A. (Telecommunication equipment)	75,200	2,738
Nobel Biocare Holdings AG (Medical equipment and supplies)	75,350	15,238
Phonak Holdings AG (Hearing technology)	316,300	11,825
Roche Holdings AG (Health care)	782,600	98,600
UBS AG (Banking)	758,300	59,026

		203,345

United Kingdom—11.1%
BG Group plc (Industrial services)	8,912,500	73,143
*Burren Energy plc (Energy)	1,025,826	12,262
*Cairn Energy plc (Petroleum refining)	727,200	17,512
Capita Group plc (Commercial services)	4,527,480	29,757
Carnival plc (Hotels, restaurants and leisure activities)	711,860	40,346
Intertek Group (Diversified commercial services)	879,305	11,029
MAN Group plc (Finance)	513,800	13,270
*Michael Page International (Personnel services)	3,394,200	12,264
Next plc (Multiline retail)	738,400	19,893
Northgate (Vehicles and equipment)	551,600	8,959
Reckitt Benckiser plc (Household products)	1,017,700	29,883
Standard Chartered plc (Banking)	876,300	15,959
Tesco plc (Food retail)	12,167,300	69,290
Ultra Electronic Holdings plc (Electronic products)	778,000	11,195

		364,762

Canada—5.4%
*Alimentation Couche-Tard—Class “B” (Food retail)	662,100	10,094
Canadian National Railway Company (Railroads)	680,200	39,176

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 29

International Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Canada—5.4%—(continued)
Four Seasons Hotel, Inc. (Hotels)	462,600	$30,503
Manulife Financial Corp. (Life and health insurance)	676,900	32,273
*Research in Motion Ltd. (Wireless telecommunication)	393,400	28,905
Ritchie Brothers Auctioneers, Inc. (Buisness services)	133,000	5,127
*Rona, Inc. (Building materials)	727,100	14,623
Shoppers Drug Mart Corp. (Retail trade)	490,700	16,994

		177,695

Japan—17.5%
Aeon Credit Service Co., Ltd. (Consumer finance)	272,200	16,996
Aeon Mall Co., Ltd. (Real estate)	436,400	15,307
Arnest One Corp. (Real estate)	372,900	8,924
Askul Corporation (Retail trade)	173,900	10,173
Canon, Inc. (Office electronics)	1,213,500	63,634
*Chiyoda Corp. (Construction)	1,704,600	21,031
Chugai Pharmaceutical Company (Pharamceuticals)	2,648,600	40,802
Honeys Company, Ltd. (Luxury goods)	118,500	3,713
Hoya Corporation (Electronic technology)	367,000	42,183
ITO EN, Ltd. (Beverages)	206,000	10,566
Keyence Corporation (Electronic technology)	98,660	22,004
Nakanishi Inc. (Medical specialties)	99,400	10,013
Neomax Co., Ltd. (Electronic equipment and instruments)	409,400	9,019
Nidec Corporation (Electronic technology)	255,000	26,892
Nitori Company Ltd. (Specialty stores)	165,260	11,831
Nitto Denko Corporation (Electronic technology)	409,800	23,360
NIWS Company, Ltd. (Computer integration)	4,300	5,637
Orix Corporation (Consumer finance)	315,900	47,191
Park 24 Co., Ltd. (Commercial services)	549,200	10,854
Point Inc. Ltd. (Apparel and footwear retail)	340,900	13,349
Ryohin Keikaku Co. Ltd. (Retail stores)	336,200	16,564
Sharp Corp. (Electronics)	5,286,700	82,299
Shimamura Company Ltd. (Retail stores)	149,900	12,627
*Shinsei Bank, Ltd. (Banking)	3,107,000	16,682
Sparks Asset Management Co. (Financial)	3,254	6,787
Sundrug Co., Ltd. (Drug stores)	235,900	9,277
Yamada Denki Company (Retail trade)	372,800	21,418

		579,133

Emerging Asia—8.0%
India—3.1%
Bharat Forge Ltd. (Machinery)	404,648	13,246
*Bharti Tele-Ventures (Wireless telecommunication services)	4,088,400	22,815
HDFC Bank (Banking)	1,240,400	17,970
Housing Development Finance Corp. (Financial services)	1,105,900	22,439
Infosys Technologies, Ltd. (Consulting and software services)	467,024	25,309

		101,779

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.0%—(continued)
Indonesia—0.6%
*Bank Rakyat Indonesia (Banking)	35,399,500	$10,500
Bank Danamon (Commercial banks)	15,989,500	8,265

		18,765

Malaysia—0.3%
*Airasia Bhd (Air transport)	22,532,200	9,709
Transmile Group Bhd (Airport development and maintence)	328,900	916

		10,625

South Korea—1.3%
Samsung Electronics Co. (Semiconductors)	93,600	44,350

Taiwan—2.7%
Hon Hai Precision Industry (Computers)	9,985,312	51,765
*Mediatek Inc. (Semiconductors and equipment)	2,845,000	24,571
Novatek Microelectronics (Semiconductors and equipment)	3,051,000	13,012

		89,348

Asia—7.8%
Australia—3.9%
BHP Billiton Ltd. (Diversified resources)	2,429,200	33,142
Billabong International Ltd. (Apparel and luxury goods)	2,097,700	21,664
Macquarie Bank, Ltd. (Financial services)	785,800	35,583
Sigma Company, Ltd. (Medical distributors)	1,960,633	13,766
Toll Holdings, Ltd. (Trucking)	2,341,800	23,195

		127,350

Hong Kong—3.0%
China Insurance International (Insurance)	20,893,438	7,703
Cnooc Ltd. (Oil and gas)	34,037,000	20,172
Esprit Holdings Ltd. (Apparel, footwear and retail)	3,268,000	23,566
*Foxconn International (Manufacturing services)	21,885,000	16,334
*Lifestyle International Holdings Ltd. (Specialty retail)	2,850,000	4,680
Techtronic Industries Co. (Consumer durables)	10,216,200	25,749

		98,204

Singapore—0.9%
Capitaland, Ltd. (Real estate operations)	17,308,000	24,395
Osim International Ltd. (Consumer sundries)	7,746,200	4,911

		29,306

Emerging Latin America—5.2%
Brazil—0.7%
Gol Linhas Aereas Int S.P—ADR (Air transport)	310,600	9,337
*Natura Cosmeticos S.A. (Cosmetics)	474,300	15,046

		24,383

See accompanying Notes to Financial Statements.

30 Semi-Annual Report	June 30, 2005

International Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.2%—(continued)
Chile—1.4%
Banco Santander SP—ADR (Banking)	448,200	$14,477
Cencosud S.A.—ADR 144A (Retail stores)	695,330	17,487
Lan Chile S.A.—ADR (Airlines)	426,600	14,910

		46,874

Columbia—0.2%
Bancolombia S.A.—ADR (Commercial Banks)	497,400	7,953

Mexico—2.9%
America Movil S.A. (Communications)	8,178,600	24,378
*Consorcio Ara Sa De Cv (Construction)	2,013,300	6,954
*Corporacion Geo Sa De Cv (Real estate)	5,963,800	15,057
Grupo Aeroportuario—ADR (Transportation)	345,800	11,014
*Urbi Desarrollos Urbanos S.A. (Household durables)	2,697,800	14,818
Walmart de Mexico (Retail trade)	6,015,300	24,432

		96,653

Emerging Europe, Mid-East, Africa—3.1%
Egypt—1.1%
Orascom Contruction Industry (Construction)	649,241	18,416
*Orascom Telecommunication Holding GDR (Telecommunications)	367,200	18,466

		36,882

Hungary—0.6%
OTP Bank (Banking)	550,700	18,626

Romania—0.1%
Romanian Development Bank (Commercial banks)	3,036,500	4,538

South Africa—0.8%
Edgars Consolidated Stores (Apparel, footwear and retail)	315,763	13,707
*MTN Group Ltd. (Telecommunication services)	2,164,400	14,339

		28,046

Turkey—0.5%
*Turkiye Garanti Bankasi A.S. (Banking)	3,848,500	16,414

Total Common Stock— 94.7% (cost $2,486,838)		3,124,852

Preferred Stock
Brazil—2.1%
Banco Itau Holding (Banking)	158,810	29,409
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	897,200	41,168

Total Preferred Stock—2.1% (cost $55,493)		70,577

Investment in Affiliate—0.6%
William Blair Ready Reserves Fund	20,000,318	20,000

Total Investments in Affiliate (cost $20,000)		20,000

Issuer	Principal Amount	Value

Short-Term Investments—2.2%
American Express Demand Note, VRN, 3.164% due 7/1/05	$36,110,000	$36,110
Prudential Funding Demand Note, VRN, 3.368% due 7/1/05	36,217,000	36,217

Total Short-term Investments (cost $72,327)		72,327

Total Investments—99.6% (cost $2,634,658)		3,287,756
Cash and other assets, less liabilities—0.4%		12,844

Net assets—100.0%		$3,300,600

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

All securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, are fair valued pursant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	28.4%
Japanese Yen	18.1%
British Pound Sterling	11.4%
Swiss Franc	6.4%
Canadian Dollar	5.4%
Australian Dollar	4.0%
United States Dollar	3.5%
Indian Rupee	3.2%
Hong Kong Dollar	3.1%
Taiwan Dollar	2.8%
Mexico Nuevo Peso	2.7%
Brazilian Real	2.7%
South Korean Won	1.4%
Swedish Krona	1.4%
Norwegian Krone	1.2%
All other currencies	4.3%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 31

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform during the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Equity Fund posted a 1.15% decrease (Class N Shares) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World (Free) except US Index, rose 0.32%.

What were the most significant factors impacting international markets during the first six months of the year?

The largely flat return of international equity markets during the first six months of 2005 masked volatile monthly results. Emerging markets and small cap stocks were the strongest international equity market performers at the beginning of the year, extending their dominance from 2004. This trend reversed in March and April as inflation fears and concerns about the impact of high energy and commodity prices on global growth resulted in investors reducing their risk positions. After the mid period pause, markets rebounded in May and June, as sectors such as Telecommunication Services underperformed relative to Health Care, Energy and Information Technology. Materials also was a negative performer during the second quarter as concerns about excess supply and falling demand for commodities rippled through the market. Overall, emerging markets were the strongest region during the six month period, returning 6.26% during the period, while small cap stocks outpaced their larger cap counterparts, returning 4.39%. The Europe, Australia and Far East Index fell 0.85% during same time period.

During the first six months of 2005, the US dollar appreciated versus most currencies, with the largest appreciation versus the Euro, where it appreciated approximately 10%. Despite this appreciation, international markets extended their gains over the US as the MSCI All Country World (Free) except US Index returned 0.32%, while the S&P 500 Index declined 0.81%.

What factors were behind the Fund’s performance versus the benchmark?

While the Fund significantly outperformed the broad and growth index benchmarks during the second quarter, it lagged the broad benchmark during the six month period, due to first quarter results. The Fund’s quality growth discipline, which manifested itself in the overweighted allocation in Information Technology and Consumer sectors at the expense of Materials and Energy during the first quarter, hampered results. Somewhat mitigating this performance was strong stock selection across sectors and regions during the second quarter, coupled with positive results from emerging markets exposure.

What is your current outlook?

The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China’s imports may be receding into the background as other cyclical forces begin to edge growth higher.

32 Semi-Annual Report	June 30, 2005

Evidence from a number of sources—including recent purchasing managers’ index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit growth (in Europe)—suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the US or elsewhere. Household spending in China and other emerging markets has remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

What is your current strategy? How is the Fund positioned?

As of June 30, the Fund maintains its overweighting in emerging markets relative to the Index, and is now overweighted in Europe ex-UK, largely through the addition of Health Care and Technology companies to the portfolio during the quarter. From a sector perspective, the portfolio maintains its largest relative weightings in Consumer Discretionary, Information Technology and Health Care, and has its smallest relative weightings in Materials, Telecommunication Services and Financials. These weightings are largely the result of the Advisor’s bottom up, fundamental quality growth discipline, which are also supported by the Advisor’s strategic viewpoint.

June 30, 2005	William Blair Funds 33

International Equity Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	1 Year	Since Inception(a)
International Equity Fund Class N	6.06%	10.73%
International Equity Fund Class I	6.53	11.18
MSCI All Country World Free Ex-US	16.95	20.47
Lipper International Index	13.45	—
(a)	For the period from May 24, 2004 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

34 Semi-Annual Report	June 30, 2005

International Equity Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—38.5%
Austria—0.8%
Erste Bank Der Oester (Banking)	3,975	$198

Finland—1.9%
Nokia, Inc. (Electronic technology)	26,000	432

France—10.2%
BNP Paribas (Banking)	8,200	559
Essilor International (Health care supplies)	2,800	191
Hermes International SCA (Apparel and luxury goods)	1,380	278
*JC Decaux (Media)	7,250	183
Sanofi-Aventis (Pharmaceuticals)	10,515	860
Vinci S.A. (Construction)	3,400	282

		2,353

Germany—9.3%
Celesio AG (Pharmaceuticals)	4,905	384
Continental AG (Diversified manufacturing)	5,275	378
E.ON AG (Energy)	6,680	592
SAP AG (Software)	4,600	794

		2,148

Greece—2.0%
Coca-Cola Hellenic Bottling S.A. (Beverages)	2,950	80
EFG Eurobank (Banking)	6,120	188
National Bank of Greece (Banking)	5,620	190

		458

Ireland—0.8%
Anglo Irish Bank plc (Finance)	15,160	187

Nethrelands—0.4%
*Qiagen, Inc. (Health care)	8,700	101

Norway—2.0%
Statoil ASA (Oil and gas)	22,500	458

Spain—1.7%
Grupo Ferrovial S.A. (Industrial services)	1,800	116
Industria De Textile (Retail trade)	10,900	280

		396

Sweden—0.6%
*Capio AB (Health care)	3,400	50
Scania AB (Electronic technology)	2,800	103

		153

Switzerland—8.8%
Nobel Biocare Holding AG (Medical equipment and supplies)	490	99
Roche Holdings AG (Health care)	7,120	897
SGS SA (Industrials)	200	137
Synthes, Inc. (Health care)	3,060	335
UBS AG (Banking)	7,155	557

		2,025

United Kingdom—11.5%
BG Group plc (Industrial services)	98,950	812
Capita Group plc (Commercial services)	36,600	241
Carnival plc (Hotels, restaurants and leisure activities)	6,640	376
MAN Group plc (Finance)	3,550	92

Issuer	Shares	Value

Common Stocks—United Kingdom—11.5%—(continued)
Next plc (Multiline retail)	6,880	$185
Reckitt Benckiser plc (Household products)	11,300	332
SAB Miller (Beverages)	800	12
Tesco plc (Food retailer)	105,200	599

		2,649

Japan—15.2%
Askul Corporation (Retail trade)	1,200	70
Canon, Inc. (Office electronics)	12,800	671
*Chiyoda Corporation (Construction )	11,000	136
Denso Corporation (Auto parts manufacturing)	16,000	363
Hoya Corporation (Electronic technology)	2,400	276
Keyence Corporation (Electronic technology)	900	201
Nidec Corporation (Electronic technology)	1,600	169
Nitto Denko Corporation (Electronic technology)	2,700	154
Orix Corporation (Consumer finance)	3,200	478
Sharp Corporation (Electronics)	42,400	660
*Shinsei Bank, Ltd. (Banking)	34,500	185
Yamada Denki Co. Ltd. (Retail trade)	2,700	155

		3,518

Canada—4.1%
Canadian National Railway Co. (Railroads)	4,400	254
Manulife Financial Corporation (Life and health insurance)	9,800	467
*Research in Motion Ltd. (Wireless telecommunication)	1,550	114
Shoppers Drug Mart Corporation (Retail trade)	3,100	107

		942

Asia—6.6%
Australia—3.8%
BHP Billiton Ltd. (Diversified resources)	15,300	209
Macquarie Bank, Ltd. (Financial services)	11,200	507
Toll Holdings, Ltd. (Trucking)	16,400	162

		878

Hong Kong—2.8%
Cnooc Ltd. (Oil and gas)	226,300	134
Esprit Holdings Ltd. (Apparel, footwear and retail)	34,000	245
Techtronic Industries Co. (Consumer durables)	106,300	268

		647

Emerging Asia—8.2%
India—2.8%
*Bharti Tele-Ventures (Wireless telecommunication services)	41,000	229
HDFC Bank (Banking)	8,950	129
Infosys Technologies Ltd. (Consulting and software services)	5,180	281

		639

South Korea—2.1%
*Kookmin Bank (Banking)	2,500	113
Samsung Electronics Co. (Semiconductors)	770	365

		478

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 35

International Equity Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Asia—8.2%—(continued)
Taiwan—3.3%
Hon Hai Precision Industry Corp. (Computers)	90,000	$467
*Mediatek, Inc. (Electronic technology)	35,000	302

		769

Emerging Latin America—1.8%
Mexico—1.8%
America Movil S.A. (Communications)	70,900	211
Walmart de Mexico (Retail trade)	52,900	215

		426

Emerging Europe, Mid-East, Africa—2.6%
Hungary—0.7%
OTP Bank (Banking)	5,010	169

South Africa—1.9%
Sasol ASA (Energy)	8,499	230
Standard Bank Group Ltd. (Banking)	20,763	201

		431

Total Common Stock—88.5% (cost $19,846)		20,455

Preferred Stocks
Brazil—2.7%
Banco Itau SA (Banking)	1,000	185
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	9,300	427

Total Preferred Stocks—2.7% (cost $536)		612

Investment in Affiliate—3.0%
William Blair Ready Reserves Fund	689,496	689

Total Investment in Affiliate (cost $689)		689

Short-Term Investments—5.6%
American Express Demand Note, VRN, 3.164%, due 7/1/05	$739,000	739
Prudential Funding Demand Note, VRN, 3.368%, due 7/1/05	563,000	563

Total Short-term Investments (cost $1,302)		1,302

Total Investments—99.8% (cost $22,373)		23,058
Cash plus other assets, less liabilities—0.2%		46

Net assets—100.0%		$23,104

*Non-income producing securities

VRN = Variable Rate Note

All securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	29.8%
Japanese Yen	16.7%
British Pound Sterling	12.6%
Swiss Franc	9.6%
Canadian Dollar	4.5%
Australian Dollar	4.2%
Taiwan Dollar	3.7%
Hong Kong Dollar	3.0%
Indian Rupee	3.0%
Brazilian Real	2.9%
South Korean Won	2.3%
Norwegian Krone	2.2%
Mexico Nuevo Peso	2.0%
South African Rand	2.0%
Hungarian Forint	0.8%
Swedish Krona	0.7%

100.0%

See accompanying Notes to Financial Statements.

36 Semi-Annual Report	June 30, 2005

Jeffrey A. Urbina

W. George Greig

Todd M. McClone

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Emerging Markets Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

The Emerging Markets Growth Fund commenced operations on June 6, 2005. Through the period ended June 30, 2005, the Fund posted a gain of 2.60%, ahead of the 2.09% return of the Fund’s benchmark, the MSCI Emerging Markets Index, for this short time period.

We are enthusiastic about opportunities available to us as portfolio managers of the Emerging Markets Growth Fund. The Fund primarily invests in large, mid and small companies located in emerging markets countries.

Our investment process seeks to find high quality growth companies for the Emerging Markets Growth Fund’s investment portfolio. These are companies that historically have exhibited superior growth, profitability and quality relative to local markets and companies within the same industry worldwide, and are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. We focus on companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth.

International Outlook

The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China’s imports may be receding into the background as other cyclical forces begin to edge growth higher.

Evidence from a number of sources—including recent purchasing managers’ index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit growth (in Europe)—suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the US or elsewhere. Household spending in China and other emerging markets have remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

June 30, 2005	William Blair Funds 37

Emerging Markets Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

Since Inception(a)
Emerging Markets Growth Fund Class N	2.60%
Emerging Markets Growth Fund Class I	2.60
MSCI Emerging Markets Free Index	2.09
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an index that is designated to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

38 Semi-Annual Report	June 30, 2005

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—36.0%
India—14.7%
Bharat Forge Ltd. (Machinery)	7,150	$238
*Bharti Tele-Ventures (Wireless telecommunication services)	79,600	444
HDFC Bank (Banking)	27,060	392
Housing Development Finance Corp. (Financial services)	12,300	250
Infosys Technologies, Ltd. (Consulting and software services)	9,050	491

		1,815

Indonesia—1.9%
*Bank Rakyat Indonesia (Banking)	807,000	239

Malaysia—1.9%
*Airasia Bhd (Air transport)	278,700	120
Transmile Group Bhd (Airport development and maintenance)	42,800	119

		239

South Korea—8.9%
Hana Tour Service (Travel service)	4,700	117
*Kookmin Bank (Banking)	5,100	230
Samsung Electronics Co. (Semiconductors)	1,000	474
*Yedang Entertainment (Music entertainment company)	17,550	280

		1,101

Taiwan—7.6%
Hon Hai Precision Industry (Computers)	89,000	461
*Mediatek Inc. (Semiconductors and equipment)	41,000	354
Novatek Microelectronics (Semiconductors and equipment)	29,000	124

		939

Thailand—1.0%
Aapico Hitech (Auto and truck parts)	148,000	120

Emerging Latin America—26.2%
Brazil—6.1%
Gol Linhas Aereas Int S.P—ADR (Air transport)	12,500	376
*Natura Cosmeticos S.A. (Cosmetics)	11,800	374

		750

Chile—6.3%
Banco Santander SP—ADR (Banking)	9,100	294
Cencosud S.A.—ADR 144A (Retail stores)	9,500	239
Lan Chile S.A.—ADR (Airlines)	6,900	241

		774

Columbia—2.0%
Bancolombia S.A.—ADR (Commercial banks)	15,200	243

Mexico—11.8%
America Movil S.A. (Communications)	123,000	367
*Corporacion Geo Sa De Cv (Real estate)	99,000	250
Grupo Aeroportuario—ADR (Transportation)	3,800	121
*Urbi Desarrollos Urbanos S.A. (Household durables)	44,000	242
Walmart de Mexico (Retail trade)	119,000	483

		1,463

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—21.1%
Egypt—4.9%
Orascom Contruction Industry GDR (Construction)	4,300	$245
*Orascom Telecommunication Holding GDR (Telecommunications)	7,200	362

		607

*Hungary—2.6%
OTP Bank (Banking)	9,300	315

South Africa—10.7%
African Bank Investments (Banking)	43,650	122
Edgars Consolidated Stores (Apparel, footwear and retail)	5,600	243
*MTN Group Ltd. (Telecommunication services)	55,000	364
Sasol Ltd. (Oil Company)	13,900	376
Standard Bank Group Ltd. (Bankings)	22,000	213

		1,318

Turkey—2.9%
*Turkiye Garanti Bankasi A.S. (Banking)	85,000	363

Asia—3.1%
Hong Kong—3.1%
*Foxconn International (Manufacturing services)	515,000	384

Europe—2.0%
Netherlands—2.0%
*Pyaterochka Holdings GDR (Food and retail)	17,300	249

Total Common Stock—88.4% (cost $10,645)		10,919

Preferred Stock
Brazil—5.8%
Banco Itau Holding (Banking)	1,900	352
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	8,100	372

Total Preferred Stock—5.8% (cost $715)		724

Investment in Affiliate—2.1%
William Blair Ready Reserves Fund	258,115	258

Total Investments in Affiliate (cost $258)		258

Short-Term Investments—7.8%
American Express Demand Note, VRN, 3.164% due 7/1/05	$491,000	491
Prudential Funding Demand Note, VRN, 3.368% due 7/1/05	469,000	469

Total Short-term Investments (cost $960)		960

Total Investments—104.1% (cost $12,578)		12,861

Liabilities, plus cash and other assets—(4.1)%		(505)

Net assets—100.0%		$12,356

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 39

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

All securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, are fair valued pursant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	20.4%
Indian Rupee	15.6%
Mexico Nuevo Peso	11.5%
South African Rand	11.3%
South Korean Won	9.4%
Brazilian Real	9.4%
Taiwan Dollar	8.1%
Hong Kong Dollar	3.3%
Turkish Lira	3.1%
Hungarian Forint	2.7%
Indonesian Rupiah	2.1%
Malaysian Ringgit	2.1%
Thai Baht	1.0%

100.0%

See accompanying Notes to Financial Statements.

40 Semi-Annual Report	June 30, 2005

David S. Mitchell

Mark T. Leslie

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals—”broken stocks not broken companies.”

PORTFOLIO MANAGER ADDITION

Mark T. Leslie, CFA, joined the firm on July 25, 2005 as Co-Manager of the William Blair Value Discovery Team and separately managed small-cap value accounts. Mark Leslie joins David S. Mitchell, CFA, who has been a Portfolio Manager of Value Discovery Fund since 1996.

A 15-year veteran of the investment industry, Mark has a broad range of experience in the small- and mid-capitalization value equity portfolio management and buy-side research with US Bancorp Asset Management and sell-side research with Dain Bosworth, Inc. (now RBC Capital Markets), prior to joining William Blair & Company.

Mark received his BS from the Whittemore School of Business and Economics at the University of New Hampshire, Durham.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a 4.67% decrease on a total return basis (Class N shares) during the six months ended June 30, 2005. By comparison, the Russell 2000® Value Index, gained 0.90%, while the Russell 2000® Index declined 1.25%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

After being the largest contributor to performance during the first quarter, the Financial Services sector was the largest detractor from performance during the second quarter. Conversely, following a tough first quarter, the Producer Durables sector posted solid gains during the second quarter. Additionally, the Consumer Discretionary sector showed signs of improvement.

Generally speaking, Technology stocks have underperformed since their strong showing in 2003. Within the sector, communication-related stocks detracted from both the benchmark and the Fund during the first half of the year.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

High energy prices drove the Energy sector to lead performance in both the Fund and the benchmark. Good stock selection within the Energy sector contributed to Fund performance during the year to date period as evidenced by Forest Oil Corporation (an oil and gas company) which was the largest single contributor to performance during the first half of the year.

June 30, 2005	William Blair Funds 41

The Consumer Discretionary sector was the second best contributor year to date. Restoration Hardware, Inc., a retailer of home furnishings and decorative products, was the Fund’s top performer in the Consumer Discretionary sector. Restoration Hardware’s stock price advanced as investors gained confidence in the new management team’s ability to execute their business strategy. The shares of Nautilus Group, Inc., a designer and manufacturer of fitness products, were boosted by strong sales, new product development, and continued progress in the retail distribution channel.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

The Technology sector was the most significant detractor from performance during the first six months of 2005. Carrier Access Corporation, a manufacturer of broadband access equipment, was the biggest disappointment turning out weak results due to delays in capital spending within the communications segment of the sector. Borland Software Corporation, a provider of software deployment solutions designed to accelerate the application development lifecycle, missed earnings due to weaker than expected revenues in Europe. Overland Storage, Inc., a provider of data backup and recovery solutions, also detracted from performance citing weak demand for tape backup solutions and increasing competitive pricing pressure.

The Health Care sector also detracted from performance during the first half of the year most of which occurred during the first quarter. Albany Molecular Research and Discovery Partners, both are providers of outsourcing and research solutions to the pharmaceutical industry, posted disappointing results driven by weaker than expected demand and higher than expected costs. Both stocks were sold during the first quarter.

What is your current strategy? How is the Fund positioned?

We remain true to our philosophy and investment discipline. We appreciate your confidence in us and thank you for investing in the Fund.

42 Semi-Annual Report	June 30, 2005

Value Discovery Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	1 Year	3 Year	5 Year	Since Inception
Value Discovery Fund Class N	1.49%	5.81%	10.65%	12.03	%(a)
Value Discovery Fund Class I	1.62	5.98	10.91	13.62	(b)
Russell 2000® Index	9.45	12.81	5.71	8.44	(a)
				8.61	(b)
Russell 2000® Value Index	14.39	14.15	16.12	12.60	(a)
				15.26	(b)
(a)	For the period from December 23, 1996 (Commencement of the Class) to June 30, 2005.
(b)	For the period from October 1, 1999 (Commencement of the Class) to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Index is the Fund’s primary benchmark. The Russell 2000® Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

June 30, 2005	William Blair Funds 43

Value Discovery Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financial Services—30.3%
*AmericanWest Bancorporation	88,895	$1,773
AmerUs Group, Class “A”	62,925	3,024
Astoria Financial Corporation	71,390	2,032
Donegal Group, Inc., Class “A”	103,651	2,069
Equity Inns, Inc.	204,409	2,719
Flagstar Bancorp, Inc.	245,438	4,646
*Franklin Bank Corporation	151,760	2,847
*Jones Lang LaSalle, Inc	47,700	2,110
*KMG America Coporation	230,345	2,290
*Meadowbrook Insurance Group, Inc.	402,820	2,111
National Financial Partners Corporation	52,070	2,038
Ryder System, Inc.	52,265	1,913
*Seabright Insurance Holdings, Inc.	191,470	2,188
*United Rentals, Inc.	139,675	2,823
Winston Hotels, Inc.	186,905	2,104

		36,687

Consumer Discretionary—21.3%
*BJ’s Wholesale Club, Inc.	110,025	3,575
*Casual Male Retail Group, Inc.	340,600	2,490
*Coinstar, Inc.	114,870	2,606
*Elizabeth Arden, Inc.	223,145	5,219
*K2, Inc.	162,285	2,058
Nautilus Group, Inc.	72,865	2,077
*Navigant International, Inc.	152,515	2,241
*Restoration Hardware, Inc.	409,444	3,349
*Teletech Holdings, Inc.	269,600	2,197

		25,812

Producer Durables—14.1%
*Artesyn Technologies, Inc.	378,974	3,297
*Belden, Inc.	142,584	3,023
General Cable Corporation	332,845	4,936
*LTX Corporation	533,575	2,646
*Spatialight, Inc.	564,667	3,202

		17,104

Technology—15.7%
*Anixter International, Inc.	92,675	3,445
*Borland Software Corporation	453,660	3,112
*Carrier Access Corporation	532,770	2,568
*Overland Storage, Inc.	159,835	1,525
*Plexus Corporation	146,300	2,082
*SPSS, Inc.	165,326	3,176
*Tier Technologies, Inc., Class “B”	364,587	3,073

		18,981

Materials and Processing—7.6%
Jacuzzi Brands, Inc.	222,348	2,386
Polyone Corporation	457,485	3,028
Spartech Corporation	105,415	1,876
Watsco, Inc.	43,865	1,869

		9,159

*Non-income producing

**Fair Valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holding represents 0.90% of the Fund’s net assets at June 30, 2005.

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Other Energy—5.8%
*Forest Oil Corporation	92,125	$3,869
*Grey Wolf, Inc.	217,460	1,611
St Mary Land & Exploration Company	54,785	1,588

		7,068

Autos and Transportation—4.9%
BorgWarner, Inc.	52,355	2,810
*SCS Transportation, Inc.	175,405	3,122

		5,932

Health Care—6.0%
*Encore Medical Corporation	667,440	3,704
*Par Pharmaceutical Companies, Inc.	111,235	3,539

		7,243

Utilities—3.3%
Atmos Energy Corporation	138,965	4,002

Consumer Staples—1.6%
*Hain Celestial Group, Inc.	101,743	1,984

Total Common Stock—110.6% (cost $109,459)		133,972

Convertible Bonds—0.9%
Midwest Express Holdings, 6.750%, due 10/01/08**	$2,157,000	1,031

Total Convertible Bonds (cost $2,157)		1,031

Investment in Affiliate—0.9%
William Blair Ready Reserves Fund	1,058,707	1,059

Total Investment in Affiliate (cost $1,059)		1,059

Short-Term Investments—0.7%
Prudential Funding Demand Note, VRN, 3.368%, due 7/1/05	$809,000	809

Total Short-Term Investments (cost $809)		809

Total Investments—113.1% (cost $113,484)		136,871
Liabilities, plus cash and other assets—(13.1)%		(15,806)

Net assets—100.0%		$121,065

See accompanying Notes to Financial Statements.

44 Semi-Annual Report	June 30, 2005

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in high-grade intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a 1.33% gain on a total return basis (Class N Shares) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 1.58%, while the Fund’s peer group, the Morningstar Short-term Bond Category, increased 0.94%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Interest rates were the most significant factor impacting Fund performance during the first half of the year.

The Federal Reserve raised the federal funds rate on overnight loans between banks by 0.25% three times during the first half of the year, on March 22, May 3, and June 30—from 2.50% to 3.25%. The rate increase on the last day of the second quarter was the ninth since June, 2004.

The yield curve flattening trend, which began in 2004, remained in place. The short end of the yield curve continued to underperform, with the yields on 2-year Treasury notes rising 0.57% during the first half of the year. However, the long-end of the yield curve, as indicated by yields on 10-year Treasury securities, declined by 0.30%.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

One of our primary strategies during the first quarter was to tilt the Fund toward higher credit quality securities, as we did not believe risk premiums adequately compensated us for investing in corporate bonds—especially in lower-rated securities.

For example, we reduced our holdings in BBB-rated corporate securities from 9.7% at the end of the fourth quarter of 2004 to 6.6% at the end of March, reinvesting proceeds in U.S. Treasury and Agency securities.

However, we generally evaluated risks on a security-by-security basis, and did not believe what was happening in the marketplace was part of a larger industry “contagion,” affecting all corporate issues. By the end of the second quarter, our holdings of BBB-rated securities stood at 7.3%.

And although the mortgage-backed and asset-backed securities sectors have not had an especially noteworthy year, the Fund benefited from its holdings of these defensive income-producing securities.

On balance, we would describe the changes in the portfolio on a year-to-date basis as incremental transactions.

June 30, 2005	William Blair Funds 45

What were among the weakest performing investments for the Fund?

Corporate bonds had a difficult first quarter, which continued into April before conditions finally stabilized somewhat. The majority of the damage in the Corporate Bond market came in late March with a profit warning from General Motors. GM lowered first quarter and full year earnings guidance dramatically. The rating agencies weighed in with either a downgrade or potential action. Given GM’s very large weighting in the corporate bond indexes, the news and rating action created significant concern and concomitant increases in risk premiums in auto credits as well as other BBB names.

We had reduced our holding in GM in early March, as well as our position of Cox Communications (Baa3/BBB-). We further reduced credit exposure in late March with the sale of the remainder of our GM position, and partial sales in Sprint (Baa3/BBB-) and Weyerhaeuser (Baa2/BBB).

What is your current strategy? How is the Fund positioned?

With further interest rate hikes anticipated by the Federal Reserve, we believe that the interest rate yield curve should continue to flatten. We have the Fund positioned defensively, attempting to minimize exposure to interest rates. Although our forecast is for rates to increase, good (modest) longer-term inflation fundamentals and solid foreign demand for U.S. debt securities should keep our domestic rates from rising dramatically.

As we have stated, given our concerns regarding valuations and potential threats to fundamentals, we currently have a bias toward upgrading portfolio credit quality and being judicious in our use of BBB-rated names. In structure, our view on interest rates will likely lead us to continue to emphasize coupon and income-producing securities which produce generous cash flow. These securities should provide “extension” protection, and allow us to reinvest at higher yields of rates move higher during the next stages of the Fed’s tightening cycle.

We continue to favor being defensive and emphasizing non-Treasury sectors. Our enthusiasm for maintaining this strategy will be driven by future changes in valuations and fundamentals.

46 Semi-Annual Report	June 30, 2005

Income Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Income Fund Class N	4.43%	4.08%	5.81%	5.61%	—%
Income Fund Class I	4.58	4.25	5.97	—	5.82
Lehman Intermediate Government Credit Bond Index	4.77	5.08	6.87	6.34	6.52
(a)	For the period from October 1, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

June 30, 2005	William Blair Funds 47

Income Fund

Portfolio of Investments, June 30, 2005 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—48.8%
U.S. Treasury—7.3%
U.S. Treasury Note, 6.500%, due 2/15/10	$ 12,792	$ 14,275
U.S. Treasury Note, 4.750%, due 5/15/14	7,950	8,436

Total U.S. Treasury Obligations	20,742	22,711

Government National Mortgage Association (GNMA)—2.8%
#780405, 9.500%, due 11/15/17	971	1,060
#589335, 6.500%, due 10/15/22	2,703	2,837
#357322, 7.000%, due 9/15/23	247	262
#616250, 6.000%, due 2/15/24	2,385	2,469
#2002-48, Tranche 0B, 6.000%, due 5/16/30	1,837	1,868

Total Government National Mortage Association	8,143	8,496

Small Business Administration—0.0%
Receipt for Multiple Originator Fees, #3, 0.713%, due 11/01/08 (Interest Only) WAC	—	50

Federal Home Loan Mortgage Corp. (FHLMC)—15.4%
FDIC REMIC Trust, 96-C1, 7.250%, due 5/25/26	516	516
#1417, Tranche SA, 15.598%, due 11/15/07	828	895
#G10067, 7.000%, due 1/1/08	614	632
#G10147, 8.500%, due 2/1/08	162	167
#1601, Tranche PJ, 6.000%, due 10/15/08, VRN	2,024	2,064
#1612, Tranche SE, 8.100%, due 11/15/08, VRN	968	1,003
# E80050, 6.000%, due 10/1/09	905	933
#G90028, 7.000%, due 5/15/09	604	625
#G90019, 7.500%, due 12/15/09	714	746
7.000%, due 3/15/10	5,825	6,570
#E65418, 7.000%, due 8/1/10	511	526
#G10457, 7.000%, due 2/1/11	675	707
#E00436, 7.000%, due 6/1/11	659	690
#G10708, 6.500%, due 8/1/12	391	407
#E91999, 5.000%, due 10/1/12	1,317	1,334
#G11218, 7.000%, due 10/1/12	213	223
#E96147, 5.000%, due 5/1/13	1,986	2,012
#E95846, 4.500%, due 5/1/13	1,539	1,535
#G10839, 5.500%, due 10/1/13	1,788	1,837
#E72924, 7.000%, due 10/1/13	1,693	1,772
#E00639, 5.000%, due 3/1/14	2,230	2,270
#E81908, 8.500%, due 12/1/15	211	228
#G11688, 7.00%, due 2/1/16	1,191	1,263
#G90022, 8.000%, due 9/17/16	988	1,054
#G11486, 7.500%, due 4/1/17	1,605	1,698
#E90398, 7.000%, due 5/1/17	1,916	2,005
#M30028, 5.500%, due 5/1/17	538	557
#G11549, 7.000%, due 7/1/17	1,371	1,435
#G30254, 6.500%, due 5/1/19	3,612	3,761
#G30255, 7.000%, due 7/1/21	1,271	1,343
#G90027, 6.000%, due 11/15/17	2,108	2,177
#C67537, 9.500%, due 8/1/21	357	389

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G30243, 6.000%, due 12/1/21	$ 2,636	$ 2,721
#G21, Tranche J, 6.250%, due 8/25/22	15	15
#A45790, 7.500%, due 5/1/35	1,558	1,669

Total FHLMC Mortgage Obligations	45,539	47,779

Federal National Mortgage Association (FNMA)—23.3%
#545560, 8.000%, due 5/1/07	666	690
#1992-192, Tranche SC, 8.641%, due 11/25/07, VRN	518	530
#93-196, Tranche SA, 17.800%, due 10/25/08, VRN	718	805
#1993-221, Tranche SG, 9.030%, due 12/25/08, VRN	483	496
#765396, 5.500%, due 1/1/09	506	517
#695512, 8.000%, due 9/1/10	783	830
#725479, 8.5%, due 10/1/10	1,345	1,417
#255056, 5.000%, due 11/1/10	2,563	2,590
6.250%, due 2/1/11	6,725	7,369
#313816, 6.000%, due 4/1/11	783	810
#577393, 10.000%, due 6/1/11	386	421
#577395, 10.000%, due 8/1/11	1,141	1,247
#254705, 5.500%, due 3/1/13	2,373	2,442
#254788, 6.500%, due 4/1/13	796	834
#725315, 8.000%, due 5/1/13	1,237	1,320
#190539, 6.000%, due 1/1/14	622	643
#806463, 7.000%, due 3/1/14	1,424	1,492
#593561, 9.500%, due 8/1/14	521	567
#567027, 7.000%, due 9/1/14	2,346	2,458
#567026, 6.500%, due 10/1/14	2,384	2,483
#458124, 7.000%, due 12/15/14	722	752
#598453, 7.000%, due 6/1/15	853	890
#555747, 8.000%, due 5/1/16	840	897
#735569, 8.000%, due 10/1/16	4,382	4,677
#725410, 7.500%, due 4/1/17	1,963	2,077
#643217 , 6.500%, due 6/1/17	449	467
# 682075, 5.500%, due 11/1/17	1,379	1,417
#251960, 6.000%, due 9/1/18	929	959
#662925, 6.000%, due 12/1/17	2,342	2,431
#740847, 6.000%, due 10/1/18	1,861	1,925
#735367, 6.000%, due 3/1/22	3,609	3,723
#735574, 8.00%, due 3/1/22	1,511	1,643
#458147, 10.000%, due 8/15/20	1,381	1,552
#735104, 7.000%, due 5/1/22	3,869	4,097
#725927, 7.000%, due 8/1/22	3,078	3,255
#735137, 6.500%, due 11/1/22	2,017	2,100
#1993-19, Tranche SH, 11.233%, due 4/25/23, VRN	11	17
#254797, 5.000%, due 6/1/23	2,352	2,372
#806458, 8.00%, due 6/1/28	1,989	2,144
#797846, 7.000%, due 3/1/32	3,342	3,538
#654674, 6.500%, due 9/1/32	462	480
#733897, 6.500%, due 12/1/32	721	754

Total FNMA Mortgage Obligations	68,382	72,128

See accompanying Notes to Financial Statements.

48 Semi-Annual Report	June 30, 2005

Income Fund

Portfolio of Investments, June 30, 2005 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Collateralized Mortgage Obligations—23.2%
Security National Mortgage Loan Trust, 2002-2, Tranche M2, 6.460%, due 8/25/08*	A+	$ 2,500	$ 2,487
GRP Real Estate Asset Trust, 2004-1, 3.96%, due 3/25/09*	A	132	133
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA	1,935	1,926
Cityscape Home Equity Loan Trust, 1997-4, Tranche M2, 8.210%, due 10/25/18	A-	950	960
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA	1,900	1,968
RALI, 2004-QS16, Tranche 2M1, 5.000%, due 12/25/19	AA	1,806	1,807
RALI, 2004-QS16, Tranche 2M3, 5.00%, due 12/15/19	BBB	305	298
Countrywide, 2001-HLV1, Tranche B1, 9.885%, due 5/10/22	BBB	2,320	2,318
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A	718	717
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA	531	531
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A2	445	444
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24	A2	171	171
GMAC Mortgage Corporation Loan Trust, 2000-CL1, Tranche B, 9.000%, due 6/25/26	A	133	133
CIT Group Home Equity Loan Trust, 98-1 M2, 6.720%, due 9/15/27	A2	1,135	1,136
Green Tree Home Improvement Loan Trust, 1998-E, Tranche HEM2, 7.270%, due 6/15/28	A+	5,025	5,055
Bear Stearns ABS, 2001-A, Tranche M1, 7.540%, due 2/15/31	A	2,700	2,787
Delta Funding Home Equity Loan Trust, 2000-4, Tranche M1, 7.150%, due 2/15/31	AA	3,000	3,069
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 2/25/31	A	1,319	1,369
Countrywide, 2000-2, Tranche MF2, 9.000%, due 6/25/31	A2	466	469
IMSA, 2001-5, Tranche M1, 7.250%, due 8/25/31	AAA	2,222	2,260
Conseco Finance, 2001-B, Tranche 1M1, 7.272%, due 6/15/32	AA	2,255	2,296
Credit Suisse First Boston, 2002-22, Tranche 2M2, 6.500%, due 6/25/32	A	3,041	3,096
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 06/25/32*	A	1,600	1,582
Credit Suisse First Boston, 2001—HE30, Tranche MF2, 7.760%, due 7/25/32	A+	2,557	2,610
Structured Assets Security Corporation, 2002-17, Tranche B3, 6.079%, due 9/25/32, VRN	BBB	1,945	1,940

Issuer	NRSRO Rating	Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
LSSCO, 2004-2, Tranche M1, 5.578%, due 2/28/33, VRN*	AA	$ 2,322	$ 2,333
LSSCO, 2004-2, Tranche M2, 5.578%, due 2/28/33, VRN*	A	1,780	1,778
ABFS, 2002-2, Tranche A-7, 5.215%, due 7/15/33, VRN	AAA	389	396
ABFS, 2002-3, Tranche M1, 5.402%, due 9/15/33, VRN	AA	1,500	1,507
Residential Asset Mortgage Prouducts, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	A	2,200	2,244
ACE, 2004-SD1, Tranche M3, 6.064%, due 11/25/33, VRN	BBB	2,099	2,022
Residential Asset Mortgage Products, 2003-RS11, Tranche MI1, 5.597%, due 12/25/2033	AA	2,400	2,449
GRP Real Estate Asset Trust, 2004-2, Tranche A, 4.210%, due 7/25/34*	A	2,598	2,598
FHASI, 2004-AR4, Tranche 3A1, 4.625%, due 8/25/34	AAA	1,916	1,911
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A	2,200	2,164
GRP Real Estate Asset Trust, 2005-1 Tranche A, 4.850%, due 1/25/35*	A	2,744	2,742
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	1,475	1,473
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB	950	948
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2B, 6.500%, due 6/25/35	AAA	3,385	3,526
Blackrock Capital Finance, 1997-R1 WAC, 7.826%, due 3/25/37, VRN*	AAA	523	538
ACE, 2005-SN1, Tranche M1, 5.520%, due 11/25/39, VRN	AA+	1,075	1,086
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A+	625	632

Total Collateralized Mortgage Obligations		71,292	71,909

Corporate Obligations—27.0%
Block Financial Corporation, 8.500%, due 4/15/07	BBB+	2,699	2,890
Mellon Bank NA, 7.375%, due 5/15/07	A+	2,125	2,242
Applied Materials, Inc., 6.750%, due 10/15/07	A-	2,850	2,992
Amgen Inc., 6.500%, due 12/01/07	A+	1,000	1,054
DaimlerChrysler NA Holdings, 4.750%, due 1/15/08	A3	2,650	2,660
Wells Fargo Company, 3.500%, due 4/4/08	AA-	2,425	2,385
CIT Group Inc., 3.375%, due 4/1/09	A	2,550	2,464
Philips Petroleum, 8.750%, due 5/25/10	A-	3,575	4,259

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 49

Income Fund

Portfolio of Investments, June 30, 2005 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Residential Capital Corporation, 6.375%, due 6/30/10	BBB	$ 2,900	$ 2,914
Household Finance Corporation, 8.000%, due 7/15/10	A	2,425	2,798
Boeing Capital Corporation, 7.375%, due 9/27/10	A	2,524	2,887
Sprint Capital Corp., 7.625%, due 1/30/11	BBB	2,000	2,284
Countrywide Financial Corp., 4.000%, due 3/22/11	A	2,675	2,580
Time Warner, Inc., 6.750%, due 4/15/11	BBB+	1,900	2,106
Morgan Stanley, 6.750%, due 4/15/11	A+	3,350	3,709
Goldman Sachs Group, Inc., 6.600%, due 1/15/12	A+	3,025	3,362
Lehman Brothers Holdings, Inc. 6.625%, due 1/18/12	A	2,650	2,960
National Rural Utility Cooperative, 7.250%, due 3/1/12	A	3,000	3,478
GE Capital Corporation, 6.000%, due 6/15/12	AAA	2,625	2,863
Citigroup, Inc. 5.625%, due 8/27/12	A+	2,650	2,830
SLM Corporation, 5.125%, due 8/27/12	A	2,025	2,094
Verizon Global Funding Corporation, 7.375%, due 9/1/12	A+	2,650	3,096
Cox Communications,Inc., 7.125%, due 10/1/12	BBB-	2,425	2,719
IBM Corporation, 4.750%, due 11/29/12	A+	3,350	3,424
Ohio Power Company, 5.500%, due 2/15/13	A3	1,900	2,007
Comcast Cable Communcations, Inc., 8.375%, due 3/15/13	BBB+	2,000	2,439
Altria Group, Inc., 7.00%, due 11/4/13	BBB	2,180	2,440
American Movil SA, 5.500%, due 3/1/14	A3	2,000	2,000
Bank of America Corporation, 5.375%, due 6/15/14	AA-	2,300	2,444
SBC Communications, Inc., 5.100%, due 9/15/14	A	2,500	2,556
United Technologies Corporation, 4.875%, due 5/1/15	A	2,700	2,762

Total Corporate Obligations		77,628	83,698

Total Long Term Investments—99.0% (Cost $305,894)		291,726	306,771

Issuer	NRSRO Rating	Principal Amount	Value

Short-Term Investments—0.5%
American Express Corporation, VRN, 3.164%, due 7/1/05	A+	$660	$660
Prudential Funding LLC, VRN, 3.368%, due 7/1/05	A+	780	780

Total Short-Term Investments (Cost $1,440)		1,440	1,440

Total Investments—99.5% (Cost $307,334)		$293,166	308,211

Cash and other assets, less liabilities—0.5%			1,456

Net Assets—100%			$309,667

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 6.1% of the net assets at June 30, 2005.

See accompanying Notes to Financial Statements.

50 Semi-Annual Report	June 30, 2005

James S. Kaplan

Christopher T. Vincent

READY RESERVES FUND

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated money market instruments, and exclusively in high quality securities that are rated in the top two categories of credit quality.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Federal Reserve Board Monetary policy was the focus of the money markets during the first half of 2005.

The Federal Reserve raised the federal funds rate on overnight loans between banks by 0.25% three times during the first half of the year, on March 22, May 3, and June 30—from 2.50% to 3.25%. The Federal Reserve has raised this benchmark short-term interest rate nine times since June of 2004.

In a statement that accompanied the announcement of its latest rate increase, the Federal Reserve Board provided no indication as to when they might slow or stop their march to higher rates.

The Federal Reserve repeated previous declarations that monetary policy is “accommodative”—which investors interpret as meaning interest rates are still lower than the Fed officials want—and the Fed again said rates could still rise at a “measured” pace.

Federal Reserve watchers believe the Fed has been using those words as a form of advance guidance that it will continue to raise short-term rates in increments of 0.25% at each policy meeting until it says something different—to indicate it has arrived at a neutral “rate” that will neither stimulate inflationary pressures nor put a brake on economic growth.

With the exception of job growth, which has been choppy, the economy remained on solid footing during the first half of the year. Continued strength in the economy should result in increased issuance of commercial paper by corporations, an affirmation of a healthy economy for the money markets.

We intend to maintain our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and also will continue to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR is the London Interbank Offered Rate, which is the rate the creditworthiest international banks dealing in Eurodollars—U.S. currency held in banks outside of the U.S.—charge each other for large loans.)

At June 30, 2005, the Fund’s average maturity was 59 days, compared to 53 days at the end of March 31, 2005, and 55 days at the end of 2004.

The return for the quarter ended June 30, of the Fund’s Class N Shares was 0.58%, versus the 0.55% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets net were $1.08 billion at June 30, 2005, compared to $1.14 billion at March 31, 2005 and $1.09 billion at December 31, 2004.

June 30, 2005	William Blair Funds 51

Ready Reserves Fund

Performance Highlights

The Fund’s 7 day yield on June 30, 2005 was 2.53%.

Average Annual Total Returns—Class N Shares period ending June 30, 2005.

	1 Year		3 Year		5 Year		10 Year
Ready Reserves Fund AAA Rated Money Market Funds	1.58 1.43	% %	1.03 0.90	% %	2.09 2.00	% %	3.53 3.54	% %

Performance cited represents past performance. Past Performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial data.

This report identifies the Fund’s investment’s on June 30, 2005. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

52 Semi-Annual Report	June 30, 2005

Ready Reserves Fund

Portfolio of Investments, June 30, 2005 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
Mortage Backed Securities—9.9%
Federal Home Loan Bank (FHLB), 3.003%-3.363%, 7/5/05-9/28/05	$35,229	$35,243
Federal Home Loan Mortgage Corp. (FHLMC), 3.083%-3.335%, 7/7/05-9/9/05	24,201	24,201
Federal National Mortgage Assoc. (FNMA), 2.990%-3.310%, 7/3/05-9/19/05	40,302	40,315

Total Mortgage Backed Securities	99,732	99,759

Canadian Fixed Rate Notes—3.7%
Province of Ontario, 2.625%-7.000%, 8/4/05-2/21/06	28,295	27,889
Province of Quebec, 5.500%, 4/11/06	9,775	9,726

Total Canadian Fixed Rate Notes	38,070	37,615

Fixed Rate Notes—23.0%
Abbott Laboratories, 5.625%, 7/1/06	10,919	10,906
BellSouth Telecomunications, 3.410%, 7/1/05	10,003	10,000
B.P. plc, 2.350%-10.875%, 7/15/05-6/15/06	19,058	18,008
Caterpillar Financial Services, 3.100%, 9/19/05	4,995	4,996
Colgate-Palmolive Corporation, 5.340%, 3/27/06	7,288	7,268
Dover Corporation, 6.450%, 11/15/05	2,023	2,021
Eli Lilly & Company, 5.500%, 7/15/06	5,085	5,085
First Data Corporation, 2.850%-6.800%, 7/15/05-3/30/06	22,144	21,991
Gillette Company, 5.750%, 10/15/05	20,004	19,756
Hershey Foods Company, 6.700%, 10/1/05	1,737	1,724
Kimberly Clark, 4.500%, 7/30/05	19,042	18,747
Merck & Company, 5.250%, 7/1/06	1,318	1,318
Paccar Financial, 3.070%, 7/11/05	9,999	10,000
Pfizer Inc., 5.625%, 2/1/06	7,688	7,634
Pharmacia Corporation, 5.750%, 12/01/05	10,591	10,504
SBC Communications, Inc., 6.250%, 7/7/05	2,031	2,001
SLM Corporation, 2.900%-3.490%, 7/1/05-8/15/05	11,012	11,001
Unilever Capital, 6.875%, 11/1/05	11,551	11,502
US Bancorp, 3.564%-6.750%, 9/16/05-10/15/05	7,695	7,687
USAA Capital Corporation, 3.130%, 12/15/05	2,107	2,103
Wal-Mart Stores, 5.580%-5.875%, 10/15/05-5/1/06	18,738	18,566
Wells Fargo Financial, 4.800%-7.250%, 7/29/05-4/1/06	29,696	29,218

Total Fixed Rate Notes	234,724	232,036

Variable Rate Notes—6.6%
General Electric Capital Corporation, 3.211%-3.600%, 7/2/05-7/25/05	12,207	12,186
National Rural Utility Cooperative Finance Corporation, 3.540%, 9/12/05	6,005	6,005
Paccar Financial Corporation, 3.085%-3.190%, 7/20/05-8/17/05	17,496	17,497
Pfizer, Inc., 3.150%, 8/4/05	10,749	10,750
U.S. Bancorp, 3.350%, 9/6/05	7,726	7,726
Wal-Mart Stores, 3.274%, 9/16/05	10,989	10,993
Wells Fargo Financial, 3.450%, 9/6/05	1,692	1,691

Total Variable Rate Notes	66,864	66,848

VRN = Variable Rate Note

Issuer	Principal Amount	Amortized Cost
Asset Backed Commercial Paper—54.8%
Alpine Securitization Corporation, 3.24%, 9/1/05	$13,000	$12,927
Amsterdam Funding Corporation, 3.070%-3.190%, 7/8/05-7/27/05	45,000	44,923
Blue Ridge Asset Funding, 3.080%-3.170%, 7/12/05-7/28/05	40,000	39,936
CAFCO, L.L.C., 3.070%-3.310%, 7/5/05-8/12/05	30,000	29,949
Ciesco, L.L.C., 3.070%, 7/6/05	10,000	9,996
CRC Funding, L.L.C., 3.060%-3.140%, 7/8/05-7/26/05	35,000	34,945
Daimler Chrysler Revolving Auto, 3.135%-3.340%, 7/19/05-8/18/05	25,000	24,917
Edison Securitization, 3.050%-3.150%, 7/5/05-8/1/05	15,005	14,988
FCAR Owner Trust, 3.190%-3.280%, 8/3/05-8/8/05	45,000	44,856
Govco, Inc., 3.170%-3.310%, 8/12/05-8/22/05	28,500	28,381
Jupiter Securitization Corporation, 3.26%, 7/28/05	10,000	9,976
Kittyhawk Funding, 3.070%, 7/6/05-7/11/05	20,000	19,987
Mortgage Interest Networking Trust, 3.230%, 8/2/05	15,000	14,957
New Center Asset Trust, 3.100%, 7/18/05	10,000	9,985
Old Line Funding, 3.100%-3.170%, 7/12/05-7/25/05	28,740	28,687
Park Avenue Receivables, 3.280%, 8/9/05	10,000	9,964
Preferred Receivables Funding, 3.140%-3.260%, 7/14/05-7/27/05	20,000	19,965
Sheffield Receivables, 3.100%-3.160%, 7/7/05-7/29/05	23,410	23,381
Thames Asset Global Securitization, 3.060%-3.250%, 7/14/05-9/6/05	41,631	41,499
Thunder Bay Funding, 3.060%-3.200%, 7/7/05-7/25/05	19,252	19,227
Variable Funding, 3.130%, 7/18/05-7/19/05	25,000	24,962
Windmill Funding Corporation, 3.070%-3.150%, 7/7/05-8/2/05	43,484	43,426

Total Asset Backed Commercial Paper	553,022	551,834

Commercial Paper—1.0%
American General Finance Corp,, 3.110%, 7/18/05	10,000	9,986

Total Commercial Paper	10,000	9,986

Demand Notes—1.2%
American Express Corporation, VRN, 3.164%, 7/1/05	7,305	7,305
Prudential Funding, VRN, 3.368%, 7/1/05	4,892	4,892

Total Demand Notes	12,197	12,197

Total Investments—100.2% (Cost $1,010,250)	$1,014,609	1,010,275

Liabilities, plus cash and other assets—(0.2)%		(2,009)

Net assets—100.0%		$1,008,266

Portfolio Weighted Average Maturity		59 Days

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 53

Statements of Assets and Liabilities

June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Assets
Investments in securities, at cost	$192,762	$4,469	$7,855	$577,192
Investments in Affiliated Fund, at cost	922	177	330	6,243

Investments in securities, at value	$242,679	$5,841	$8,813	$686,965
Investments in Affiliated Fund, at value	922	177	330	6,243
Cash	—	1	—	—
Receivable for fund shares sold	58	40	16	1,216
Receivable for investment securities sold	4,506	56	154	8,850
Receivable from Advisor	—	12	23	—
Dividend and interest receivable	354	8	15	79

Total assets	248,519	6,135	9,351	703,353
Liabilities
Payable for investment securities purchased	2,196	233	191	3,090
Payable for fund shares redeemed	749	—	—	412
Management fee payable	167	4	6	592
Distribution and shareholder services fee payable	10	—	—	82
Other accrued expenses	97	14	12	58

Total liabilities	3,219	251	209	4,234

Net Assets	$245,300	$5,884	$9,142	$699,119

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$23	$1	$1	$28
Capital paid in excess of par value	197,246	6,295	13,586	557,551
Accumulated net investment income (loss)	(296)	(13)	2	(4,235)
Accumulated realized gain (loss)	(1,590)	(1,771)	(5,405)	36,002
Net unrealized appreciation (depreciation) of investments and foreign currencies	49,917	1,372	958	109,773

Net Assets	$245,300	$5,884	$9,142	$699,119

Class N Shares
Net Assets	$47,724	$203	$1,264	$408,974
Shares Outstanding	4,491,773	22,396	206,286	16,592,518
Net Asset Value Per Share	$10.62	$9.08	$6.13	$24.65
Class I Shares
Net Assets	$197,570	$5,675	$7,875	$290,130
Shares Outstanding	18,328,581	615,957	1,270,099	11,609,889
Net Asset Value Per Share	$10.78	$9.21	$6.20	$24.99

See accompanying Notes to Financial Statements.

54 Semi-Annual Report	June 30, 2005

Statements of Operations

For the Period Ended June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Investment income
Dividends	$906	$22	$41	$487
Less foreign tax withheld	(63)	(1)	(3)	—
Income from Affiliated Fund	29	2	3	91
Interest	21	—	—	7

Total income	893	23	41	585
Expenses
Investment advisory fees	924	21	28	3,877
Distribution fees	59	—	1	538
Custodian fees	37	17	21	71
Transfer agent fees	75	4	7	253
Professional fees	19	8	9	28
Registration fees	17	14	14	20
Other expenses	58	5	4	33

Total expenses before waiver	1,189	69	84	4,820
Less expenses waived or absorbed by the Advisor	—	(33)	(45)	—

Net expenses	1,189	36	39	4,820

Net investment income (loss)	(296)	(13)	2	(4,235)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	15,234	115	44	15,092

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(17,291)	(38)	(151)	(46,037)

Net increase (decrease) in net assets resulting from operations	$(2,353)	$64	$(105)	$(35,180)

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 55

Statements of Changes in Net Assets

For the Period Ended June 30, 2005 and the Year Ended December 31, 2004 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund
	2005	2004	2005	2004	2005	2004	2005	2004
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(296)	$(1,071)	$(13)	$(41)	$2	$(23)	$(4,235)	$(7,267)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	15,234	14,917	115	460	44	196	15,092	80,817
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(17,291)	5,610	(38)	(38)	(151)	149	(46,037)	78,333

Net increase (decrease) in net assets resulting from operations	(2,353)	19,456	64	381	(105)	322	(35,180)	151,883
Distributions to shareholders from
Net investment income	—	—	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—	—	(54,782)

	—	—	—	—	—	—	—	(54,782)
Capital stock transactions
Net proceeds from sale of shares	11,264	35,194	354	246	3,534	1,655	130,438	260,030
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	—	—	—	—	—	53,276
Less cost of shares redeemed	(39,117)	(60,798)	(381)	(1,651)	(704)	(1,079)	(167,348)	(158,022)

Net increase (decrease) in net assets resulting from capital share transactions	(27,853)	(25,604)	(27)	(1,405)	2,830	576	(36,910)	155,284

Increase (decrease) in net assets	(30,206)	(6,148)	37	(1,024)	2,725	898	(72,090)	252,385
Net assets
Beginning of period	275,506	281,654	5,847	6,871	6,417	5,519	771,209	518,824

End of period	$245,300	$275,506	$5,884	$5,847	$9,142	$6,417	$699,119	$771,209

Undistributed net investment income (loss) at the end of the period	$(296)	$—	$(13)	$—	$2	$—	$(4,235)	$—

See accompanying Notes to Financial Statements.

56 Semi-Annual Report	June 30, 2005

Statements of Assets and Liabilities

June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	International Growth Fund	International Equity Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$49,711	$2,614,658	$21,684	$12,320
Investments in Affiliated Fund, at cost	1,224	20,000	689	258

Investments in securities, at value	$53,145	$3,267,756	$22,369	$12,603
Investments in Affiliated Fund, at value	1,224	20,000	689	258
Cash	1	—	1	1
Foreign currency, at value (cost $6,488, $27 and $7, respectively)	—	6,324	27	7
Receivable for fund shares sold	91	28,765	1,117	185
Receivable for investment securities sold	1,378	6,847	—	—
Receivable from Advisor	—	—	34	2
Dividend and interest receivable	23	6,626	41	30

Total assets	55,862	3,336,318	24,278	13,086
Liabilities
Payable for investment securities purchased	1,914	29,499	1,141	718
Payable for fund shares redeemed	13	2,541	—	—
Management fee payable	18	2,702	19	8
Distribution and shareholder services fee payable	2	452	—	—
Other accrued expenses	34	524	14	4

Total liabilities	1,981	35,718	1,174	730

Net Assets	$53,881	$3,300,600	$23,104	$12,356

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$147	$2	$1
Capital paid in excess of par value	50,695	2,498,483	22,792	12,064
Accumulated net investment income (loss)	(167)	(853)	(2)	26
Accumulated realized gain (loss)	(86)	150,154	(372)	(17)
Net unrealized appreciation (depreciation) of investments and foreign currencies	3,434	652,669	684	282

Net Assets	$53,881	$3,300,600	$23,104	$12,356

Class N Shares
Net Assets	$9,414	$2,240,772	$6,310	$1,089
Shares Outstanding	838,886	99,959,774	563,141	106,133
Net Asset Value Per Share	$11.22	$22.42	$11.20	$10.26
Class I Shares
Net Assets	$44,461	$1,059,815	$16,787	$6,134
Shares Outstanding	3,949,492	46,686,913	1,491,943	597,610
Net Asset Value Per Share	$11.26	$22.70	$11.25	$10.26

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 57

Statements of Operations

For the Period Ended June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	International Growth Fund	International Equity Fund	Emerging Markets Growth Fund(a)
Investment income
Dividends	$65	$39,788	$170	$35
Less foreign tax withheld	—	(4,004)	(17)	(2)
Income from Affiliated Fund	18	282	10	1
Interest	7	801	4	2

Total income	90	36,867	167	36
Expenses
Investment advisory fees	193	15,582	74	8
Distribution fees	11	2,660	5	—
Custodian fees	27	853	58	1
Transfer agent fees	15	987	5	1
Professional fees	10	70	16	—
Registration fees	15	49	17	1
Other expenses	15	413	3	1

Total expenses before waiver	286	20,614	178	12
Less expenses waived or absorbed by the Advisor	(29)	—	(88)	(2)

Net expenses	257	20,614	90	10

Net investment income (loss)	(167)	16,253	77	26
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(16)	168,003	(326)	7
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	—	(6,509)	(29)	(24)

Total net realized gain (loss)	(16)	161,494	(355)	(17)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	1,060	(127,108)	259	282

Net increase (decrease) in net assets resulting from operations	$877	$50,639	$(19)	$291

(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.

See accompanying Notes to Financial Statements.

58 Semi-Annual Report	June 30, 2005

Statements of Changes in Net Assets

For the Period Ended June 30, 2005 and the Year Ended December 31, 2004 (all amounts in thousands)

	Small-Mid Cap Growth Fund		International Growth Fund		International Equity Fund		Emerging Markets Growth Fund
	2005	2004	2005	2004	2005	2004(a)	2005(b)
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(167)	$(152)	$16,253	$(1,748)	$77	$(11)	$26
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(16)	5	161,494	106,478	(355)	641	(17)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	1,060	2,395	(127,108)	341,262	259	425	282

Net increase (decrease) in net assets resulting from operations	877	2,248	50,639	445,992	(19)	1,055	291
Distributions to shareholders from
Net investment income	—	—	—	(2,616)	—	—	—
Net realized gain	—	—	—	—	—	—	—

	—	—	—	(2,616)	—	—	—
Capital stock transactions
Net proceeds from sale of shares	29,020	21,231	553,662	1,143,395	14,067	16,380	12,090
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	—	2,161	—	—	—
Less cost of shares redeemed	(1,990)	(1,178)	(305,135)	(487,197)	(633)	(7,746)	(25)

Net increase (decrease) in net assets resulting from capital stock transactions	27,030	20,053	248,527	658,359	13,434	8,634	12,065

Increase (decrease) in net assets	27,907	22,301	299,166	1,101,735	13,415	9,689	12,356
Net assets
Beginning of period	25,974	3,673	3,001,434	1,899,699	9,689	—	—

End of period	$53,881	$25,974	$3,300,600	$3,001,434	$23,104	$9,689	$12,356

Undistributed net investment income (loss) at the end of the period	$(167)	$—	$(853)	$(17,106)	$(11)	$(79)	$26

(a) For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.

(b) For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 59

Statements of Assets and Liabilities

June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$112,425	$307,334	$1,010,275
Investments in Affiliated Fund, at cost	1,059	—	—

Investments in securities, at value	$135,812	$308,211	$1,010,275
Investments in Affiliated Fund, at value	1,059	—	—
Cash	—	101	—
Receivable for fund shares sold	26	945	—
Receivable for investment securities sold	2,802	—	—
Receivable from Advisor	118	—	—
Dividend and interest receivable	186	2,784	4,993

Total assets	140,003	312,041	1,015,268
Liabilities
Payable for investment securities purchased	1,366	1,678	6,233
Payable for fund shares redeemed	17,367	451	—
Management fee payable	123	144	191
Distribution and shareholder services fee payable	35	11	295
Dividend payable	—	—	140
Other accrued expenses	47	90	143

Total liabilities	18,938	2,374	7,002

Net Assets	$121,065	$309,667	$1,008,266

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$31	$1,005
Capital paid in excess of par value	68,031	322,421	1,008,208
Accumulated net investment income (loss)	(200)	1,062	81
Accumulated realized gain (loss)	29,842	(14,724)	(1,028)
Net unrealized appreciation (depreciation) of investments and foreign currencies	23,387	877	—

Net Assets	$121,065	$309,667	$1,008,266

Class N Shares
Net Assets	$20,122	$94,466	$1,008,266
Shares Outstanding	930,145	9,357,076	1,008,320,015
Net Asset Value Per Share	$21.63	$10.10	$1.00
Class I Shares
Net Assets	$100,931	$215,196
Shares Outstanding	4,635,016	21,391,195
Net Asset Value Per Share	$21.78	$10.06

See accompanying Notes to Financial Statements.

60 Semi-Annual Report	June 30, 2005

Statements of Operations

For the Period Ended June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Income Fund	Ready Reserves Fund
Investment income
Dividends	$690	$—	$—
Income from Affiliated Fund	19	—	—
Interest	82	7,140	14,695

Total income	791	7,140	14,695
Expenses
Investment advisory fees	956	718	1,319
Distribution fees	31	66	—
Shareholder services fees	—	—	1,908
Custodian fees	60	45	90
Transfer agent fees	38	48	21
Professional fees	18	20	35
Registration fees	16	16	12
Other expenses	26	40	103

Total expenses before waiver	1,145	953	3,488
Less expenses waived or absorbed by the Advisor	(118)	—	—

Net expenses	1,027	953	3,488

Net investment income (loss)	(236)	6,187	11,207
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	24,622	(528)	—

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(37,982)	(1,472)	—

Net increase (decrease) in net assets resulting from operations	$(13,596)	$4,187	$11,207

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 61

Statements of Changes in Net Assets

For the Period Ended June 30, 2005 and the Year Ended December 31, 2004 (all amounts in thousands)

	Value Discovery Fund		Income Fund		Ready Reserves Fund
	2005	2004	2005	2004	2005	2004
	(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(236)	$84	$6,187	$11,549	$11,207	$8,967
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	24,622	26,728	(528)	(1,841)	—	13
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(37,982)	240	(1,472)	(2,534)	—	—

Net increase (decrease) in net assets resulting from operations	(13,596)	27,052	4,187	7,174	11,207	8,980
Distributions to shareholders from
Net investment income	—	—	(6,786)	(14,033)	(11,207)	(8,967)
Net realized gain	—	(26,037)	—	—	—	—

	—	(26,037)	(6,786)	(14,033)	(11,207)	(8,967)
Capital stock transactions
Net proceeds from sale of shares	13,670	58,405	52,801	93,503	595,486	1,678,077
Shares issued in reinvestment of income dividends and capital gain distributions	—	25,638	5,244	10,085	11,161	8,904
Capital contribution by the Advisor	—	—	—	—	—	1,000
Less cost of shares redeemed	(125,185)	(75,993)	(39,863)	(67,707)	(691,321)	(1,748,986)

Net increase (decrease) in net assets resulting from capital stock transactions	(111,515)	8,050	18,182	35,881	(84,674)	(61,005)

Increase (decrease) in net assets	(125,111)	9,065	15,583	29,022	(84,674)	(60,992)
Net assets
Beginning of period	246,176	237,111	294,084	265,062	1,092,940	1,153,932

End of period	$121,065	$246,176	$309,667	$294,084	$1,008,266	$1,092,940

Undistributed net investment income (loss) at the end of the period	$(200)	$36	$1,062	$173	$81	$81

See accompanying Notes to Financial Statements.

62 Semi-Annual Report	June 30, 2005

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following thirteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed Income Portfolio
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Class of the Emerging Markets Growth Fund issue a separate report.

(b) Share Classes

Six different classes of shares currently exist: A, B, C, N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolio) or a service fee (0.35% for the Money Market Portfolio), and a shareholder services fee (0.15% for the Emerging Markets Growth Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes. Class I shares of the Emerging Markets Growth Portfolio carry an annual shareholder services fee of 0.15%.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

June 30, 2005	William Blair Funds 63

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Funds calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. In addition, quarterly the Board of Trustees receives a report which tracks the fair value prices used to calculate the net asset value to the next day’s opening local prices.

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund’s valuation procedures. As of June 30, 2005, there were securities held in International Growth, International Equity, Emerging Markets Growth and Value Discovery Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Short-term securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on June 30, 2005. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2005, the Income Portfolio recognized a reduction of interest income and a reduction of net realized loss of $1,488 (in thousands). For the years ended December 31, 2004 and 2003, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $2,532 and $2,691 (in thousands), respectively. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions within 60 days of purchase. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

64 Semi-Annual Report	June 30, 2005

For the period ended June 30, 2005, the redemption fees collected by the Portfolios were as follows (in thousands):

Redemption Fees
Growth	$2
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	8
Small Mid-Cap Growth	—
International Growth	25
International Equity	—
Emerging Markets Growth	—
Value Discovery	1
Income	1

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Small-Mid Cap Growth, International Growth, International Equity, Emerging Markets Growth and Value Discovery Portfolios are declared at least annually. Dividends from the Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to net operating losses, Section 988 currency gains and losses, mortgage paydown securities gains and losses associated with securities issued before June 8, 1997 and recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. No data relating to these reclassifications is available for the Emerging Markets Growth Fund as it commenced operations on June 6, 2005. Accordingly, at December 31, 2004, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid In Excess of Par Value
Growth	$1,071	$—	$(1,071)
Tax-Managed Growth	41	—	(41)
Large Cap Growth	23	—	(23)
Small Cap Growth	7,267	(7,267)	—
Small-Mid Cap Growth	152	(75)	(77)
International Growth	(9,697)	9,697	—
International Equity	(67)	(658)	725
Value Discovery	(48)	84	(36)
Income	2,529	(369)	(2,160)
Ready Reserves	—	108	(108)

June 30, 2005	William Blair Funds 65

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows (in thousands):

	Distributions Paid In 2004		Distributions Paid In 2003
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	—
Large Cap Growth	—	—	—	—
Small Cap Growth	15,332	39,450	1,139	6,304
Small-Mid Cap Growth	—	—	—	—
International Growth	2,616	—	2,775	—
International Equity	—	—	—	—
Value Discovery	—	—	—	—
Income	14,033	—	13,802	—
Ready Reserves	8,967	—	8,301	—

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Growth	$—	$16,820	$—	$67,205
Tax-Managed Growth	—	1,886	—	1,410
Large Cap Growth	—	5,421	—	1,082
Small Cap Growth	8,679	—	14,322	153,719
Small-Mid Cap Growth	—	—	—	2,304
International Growth	1,313	5,866	—	753,758
International Equity	—	72	—	402
Value Discovery	—	—	6,625	59,999
Income	173	12,623	—	2,262
Ready Reserves	81	1,028	—	—

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at June 30, 2005.

(g) Foreign Currency Translation and Forward Foreign Currency Contracts

The International Growth, International Equity and Emerging Markets Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

66 Semi-Annual Report	June 30, 2005

(h) Income Taxes

Each Portfolio intends to comply with the special provisions Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2005, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Growth	$193,796	$55,695	$5,890	$49,805
Tax-Managed Growth	4,646	1,520	148	1,372
Large Cap Growth	8,222	1,123	202	921
Small Cap Growth	586,762	136,116	29,670	106,446
Small-Mid Cap Growth	51,231	4,205	1,067	3,138
International Growth	2,640,019	690,894	43,586	647,308
International Equity	22,415	952	310	642
Emerging Markets Growth	12,579	369	88	281
Value Discovery	117,081	24,505	4,715	19,790
Income	307,429	3,902	3,120	782
Ready Reserves	1,010,275	—	—	—

At December 31, 2004, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2005	2006	2007	2008	2009	2010	2011	2012	Total
Growth	$—	$—	$—	$—	$—	$14,788	$2,032	$—	$16,820
Tax-Managed Growth	—	—	—	—	381	1,037	468	—	1,886
Large Cap Growth	—	—	—	356	2,714	1,582	769	—	5,421
Small Cap Growth	—	—	—	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
International Growth	—	—	—	—	—	—	5,866	—	5,866
International Equity	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Income	—	—	1,249	3,292	—	1,692	1,582	4,808	12,623
Ready Reserves	1	1	51	24	—	930	—	21	1,028

The International Growth and International Equity Portfolios have elected to mark-to-market its investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $15,094 and $6, respectively (in thousands) in 2004, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

June 30, 2005	William Blair Funds 67

For the period November 1, 2004 through December 31, 2004, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2005 for Federal income tax purposes (in thousands):

Portfolio	Amount
Growth	$—
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	—
Small-Mid Cap Growth	—
International Growth	—
International Equity	72
Value Discovery	—
Income	376
Ready Reserves	—

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth and International Equity
Tax-Managed Growth	0.80%	First $250 million	1.10%
Large Cap Growth	0.80%	In excess of $250 million	1.00%
Small Cap Growth	1.10%	Emerging Markets Growth	1.10%
Small-Mid Cap Growth	1.00%
Value Discovery	1.15%

Fixed Income Portfolio		Money Market Portfolio
Income*		Ready Reserves
First $250 million	0.25%	First $250 million	0.275%
In excess of $250 million	0.20%	Next $250 million	0.250%
*Management fee also includes a charge of 5% of gross income.		Next $2 billion In excess of $2.5 billion	0.225 0.200	% %

68 Semi-Annual Report	June 30, 2005

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2006, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares		Class I Shares
	Through April 30, 2005	Effective May 1, 2005	Through April 30, 2005	Effective May 1, 2005
Tax-Managed Growth	1.54%	1.53%	1.29%	1.28%
Large Cap Growth	1.34%	1.25%	1.09%	1.00%
Small Cap Growth	1.53%	1.50%	1.40%	1.25%
Small-Mid Cap Growth	1.54%	1.40%	1.29%	1.15%
International Growth	N/A	1.48%	N/A	1.23%
International Equity	1.50%	1.48%	1.25%	1.23%
Emerging Markets Growth	N/A	1.65%	N/A	1.40%
Value Discovery	1.34%	1.34%	1.25%	1.09%
Income Fund	N/A	0.75%	N/A	N/A

For a period of five years subsequent to the Commencement of Operations of each Fund, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth, and Small Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated. The Company’s right to be reimbursed under these agreements expired December 27, 2004. Under this provision, the Small Cap Growth Portfolio reimbursed the Advisor $164, and $186 for the years ended December 31, 2004 and 2003, respectively (in thousands).

For a period of three years subsequent to the Commencement of Operations of the Small-Mid Cap Growth, the International Equity and the Emerging Markets Growth Portfolios, the Company is entitled to reimbursement for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2005 is $162 (in thousands) for the Small-Mid Cap Growth Portfolio, $150 for the International Equity Portfolio and $2 for the Emerging Markets Growth Portfolio.

For the period ended June 30, 2005, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$924	$—	$924	$—
Tax-Managed Growth	21	21	—	12
Large Cap Growth	28	28	—	17
Small Cap Growth	3,877	—	3,877	—
Small-Mid Cap Growth	193	29	164	—
International Growth	15,582	—	15,582	—
International Equity	74	74	—	14
Emerging Markets Growth	8	2	6	—
Value Discovery	956	104	852	—
Income	718	—	718	—
Ready Reserves	1,319	—	1,319	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

June 30, 2005	William Blair Funds 69

Distribution fees incurred by the Portfolios to the Company, for the period ended June 30, 2005, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$59	$—	$59
Tax-Managed Growth	—	—	—
Large Cap Growth	1	—	1
Small Cap Growth	538	—	538
Small-Mid Cap Growth	11	—	11
International Growth	2,660	—	2,660
International Equity	5	—	5
Emerging Markets Growth	—	—	—
Value Discovery	31	14	17
Income	66	—	66

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N. For the period ended June 30, 2005, the following fees were incurred (in thousands):

Ready Reserves	$1,908

The Emerging Markets Growth Portfolio has a Shareholder Services Agreement with the Company to provide shareholder services. Class N and Class I shares of the Portfolio pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets. For the six months ended June 30, 2005, the following fees were incurred (in thousands):

Emerging Markets Growth	$—

(c) Trustees Fees

The Portfolios incurred fees of $150 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2005. Interested trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios’ investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended June 30, 2005 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the period ended June 30, 2005 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Growth	$37,136	$36,352	$9	$29	$922	0.4%
Tax-Managed Growth	989	859	1	2	177	3.0
Large Cap Growth	3,869	3,716	1	3	330	3.6
Small Cap Growth	54,115	69,721	28	92	6,243	0.9
Small-Mid Cap Growth	13,806	13,558	5	18	1,224	2.3
International Growth	75,134	95,000	82	282	20,000	0.6
International Equity	5,219	4,749	1	5	689	3.0
Emerging Markets Growth	1,578	1,320	—	1	258	2.1
Value Discovery	28,680	34,522	6	19	1,059	0.9

(e) Capital Contribution to Affiliated Portfolio

In 2004, the Company voluntarily contributed $1 million dollars to the Ready Reserves Portfolio for which it did not receive any shares. This contribution is reflected on the Statement of Changes in Net Assets.

70 Semi-Annual Report	June 30, 2005

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2005 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$68,434	$100,054
Tax-Managed Growth	708	954
Large Cap Growth	4,374	1,775
Small Cap Growth	228,045	252,489
Small-Mid Cap Growth	37,760	12,008
International Growth	1,464,858	1,216,867
International Equity	17,389	5,274
Emerging Markets Growth	11,977	624
Value Discovery	104,961	197,508
Income	85,169	61,944

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth, International Equity and Emerging Markets Growth Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at June 30, 2005.

June 30, 2005	William Blair Funds 71

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Period Ended June 30, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$4,343	$6,921	$11,264	$19,930	$15,264	$35,194
Tax-Managed Growth	30	324	354	—	246	246
Large Cap Growth	1,119	2,415	3,534	99	1,556	1,655
Small Cap Growth	82,912	47,526	130,438	182,154	77,876	260,030
Small Mid-Cap Growth	3,296	25,724	29,020	7,409	13,822	21,231
International Growth	389,848	163,814	553,662	806,487	336,908	1,143,395
International Equity (a)	4,904	9,163	14,067	1,729	14,645	16,374
Emerging Markets Growth (b)	1,063	6,014	7,077	—	—	—
Value Discovery	1,016	12,654	13,670	13,405	45,000	58,405
Income (c)	30,750	22,051	52,801	50,605	42,898	93,503
Ready Reserves	595,486	—	595,486	1,678,077	—	1,678,077

	Reinvested Distributions (Dollars)
	Period Ended June 30, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$—	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	—	—	—	33,424	19,852	53,276
Small Mid-Cap Growth	—	—	—	—	—	—
International Growth	—	—	—	497	1,664	2,161
International Equity (a)	—	—	—	—	—	—
Emerging Markets Growth (b)	—	—	—	—	—	—
Value Discovery	—	—	—	3,559	22,079	25,638
Income	1,800	3,444	5,244	2,575	7,510	10,085
Ready Reserves	11,161	—	11,161	8,904	—	8,904

	Redemptions (Dollars)
	Period Ended June 30, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$6,325	$32,792	$39,117	$15,081	$45,717	$60,798
Tax-Managed Growth	—	381	381	41	1,610	1,651
Large Cap Growth	130	574	704	134	945	1,079
Small Cap Growth	128,681	38,667	167,348	128,696	29,326	158,022
Small Mid-Cap Growth	1,746	244	1,990	924	254	1,178
International Growth	244,893	60,242	305,135	409,543	77,654	487,197
International Equity (a)(c)	469	164	633	1	7,745	7,746
Emerging Markets Growth (b)	—	25	25	—	—	—
Value Discovery	13,285	111,900	125,185	9,478	66,515	75,993
Income	19,310	20,553	39,863	16,560	51,147	67,707
Ready Reserves	691,321	—	691,321	1,748,986	—	1,748,986

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended June 30, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$(1,982)	$(25,871)	$(27,853)	$4,849	$(30,453)	$(25,604)
Tax-Managed Growth	30	(57)	(27)	(41)	(1,364)	(1,405)
Large Cap Growth	989	1,841	2,830	(35)	611	576
Small Cap Growth	(45,769)	8,859	(36,910)	86,882	68,402	155,284
Small Mid-Cap Growth	1,550	25,480	27,030	6,485	13,568	20,053
International Growth	144,955	103,572	248,527	397,441	260,918	658,359
International Equity (a)	4,435	8,999	14,067	1,728	6,900	8,628
Emerging Markets Growth (b)	1,063	5,989	7,077	—	—	—
Value Discovery	(12,269)	(99,246)	(111,515)	7,486	564	8,050
Income	13,240	4,942	18,182	36,620	(739)	35,881
Ready Reserves	(84,674)	—	(84,674)	(62,005)	—	(62,005)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.
(c)	For 2004, the sales of Class I for Income Fund reflect two in-kind purchases totaling $1.4 million dollars. For 2004, the redemptions for Class I for International Equity Fund reflects an in-kind redemption of $7.7 million. This in-kind redemption resulted in a non-taxable gain of $739 (in thousands).

72 Semi-Annual Report	June 30, 2005

	Sales (Shares)
	Period Ended June 30, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	419	659	1,078	2,031	1,516	3,547
Tax-Managed Growth	3	36	39	—	29	29
Large Cap Growth	183	391	574	16	259	275
Small Cap Growth	3,404	1,916	5,320	7,573	3,260	10,833
Small Mid-Cap Growth	301	2,371	2,672	714	1,328	2,042
International Growth	17,731	7,367	25,098	41,858	17,229	59,087
International Equity (a)	440	819	1,259	165	1,392	1,557
Emerging Markets Growth (b)	106	600	706	—	—	—
Value Discovery	48	597	645	576	1,900	2,476
Income	3,044	2,190	5,234	4,919	4,171	9,090
Ready Reserves	595,486	—	595,486	1,678,077	—	1,678,077

	Reinvested Distributions (Shares)
	Period Ended June 30, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	—	—	—	—	—	—
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	—	—	—	1,331	781	2,112
Small Mid-Cap Growth	—	—	—	—	—	—
International Growth	—	—	—	23	78	101
International Equity (a)	—	—	—	—	—	—
Emerging Markets Growth (b)	—	—	—	—	—	—
Value Discovery	—	—	—	160	991	1,151
Income	179	343	522	251	734	985
Ready Reserves	11,161	—	11,161	8,904	—	8,904

	Redemptions (Shares)
	Period Ended June 30, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	610	3,127	3,737	1,529	4,528	6,057
Tax-Managed Growth	—	43	43	5	190	195
Large Cap Growth	21	94	115	22	158	180
Small Cap Growth	5,345	1,616	6,961	5,546	1,239	6,785
Small Mid-Cap Growth	160	23	183	86	26	112
International Growth	11,164	2,706	13,870	21,332	4,005	25,337
International Equity (a)	42	14	56	—	705	705
Emerging Markets Growth (b)	—	2	2	—	—	—
Value Discovery	623	5,253	5,876	408	2,844	3,252
Income	1,913	2,039	3,952	1,614	4,985	6,599
Ready Reserves	691,321	—	691,321	1,748,986	—	1,748,986

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Period Ended June 30, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	(191)	(2,468)	(2,659)	502	(3,012)	(2,510)
Tax-Managed Growth	3	(7)	(4)	(5)	(161)	(166)
Large Cap Growth	162	297	459	(6)	101	95
Small Cap Growth	(1,941)	300	(1,641)	3,358	2,802	6,160
Small Mid-Cap Growth	141	2,348	2,489	628	1,302	1,930
International Growth	6,567	4,661	11,228	20,549	13,302	33,851
International Equity (a)	398	805	1,203	165	687	852
Emerging Markets Growth (b)	106	598	704	—	—	—
Value Discovery	(575)	(4,656)	(5,231)	328	47	375
Income	1,310	494	1,804	3,556	(80)	3,476
Ready Reserves	(84,674)	—	(84,674)	(62,005)	—	(62,005)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.

June 30, 2005	William Blair Funds 73

Financial Highlights

Growth Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$10.70	$9.97	$8.06	$10.87	$12.73	$20.10
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.06)	(0.07)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.06)	0.79	1.97	(2.74)	(1.66)	(1.52)

Total from investment operations	(0.08)	0.73	1.91	(2.81)	(1.72)	(1.58)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	0.14	5.79

Total distributions	—	—	—	—	0.14	5.79

Net asset value, end of period	$10.62	$10.70	$9.97	$8.06	$10.87	$12.73

Total return (%)	(0.75)	7.32	23.70	(25.85)	(13.53)	(7.47)
Ratios to average daily net assets (%) (a):
Expenses	1.16	1.17	1.19	1.19	1.18	1.13
Net investment income (loss)	(0.44)	(0.60)	(0.67)	(0.73)	(0.57)	(0.34)

	Class I
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$10.84	$10.08	$8.12	$10.93	$12.77	$20.10
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)	(0.04)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.05)	0.80	2.00	(2.76)	(1.66)	(1.53)

Total from investment operations	(0.06)	0.76	1.96	(2.81)	(1.70)	(1.54)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	0.14	5.79

Total distributions	—	—	—	—	0.14	5.79

Net asset value, end of period	$10.78	$10.84	$10.08	$8.12	$10.93	$12.77

Total return (%)	(0.55)	7.54	24.14	(25.71)	(13.33)	(7.27)
Ratios to average daily net assets (%) (a):
Expenses	0.91	0.92	0.94	0.94	0.93	0.88
Net investment income (loss)	(0.19)	(0.35)	(0.42)	(0.48)	(0.32)	(0.06)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$245,300	$275,506	$281,654	$255,625	$386,096	$550,987
Portfolio turnover rate (%) (a)	55	35	45	29	74	88

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

74 Semi-Annual Report	June 30, 2005

Financial Highlights

Tax-Managed Growth Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$8.99	$8.41	$6.86	$9.07	$10.08	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(0.08)	(0.07)	(0.06)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	0.12	0.66	1.62	(2.15)	(0.96)	(0.08)

Total from investment operations	0.09	0.58	1.55	(2.21)	(1.01)	(0.10)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$9.08	$8.99	$8.41	$6.86	$9.07	$10.08

Total return (%)	1.00	6.90	22.59	(24.37)	(10.02)	(0.98)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.54	1.54	1.49	1.36	1.36	1.36
Expenses, before waivers and reimbursements	2.71	2.26	2.26	2.22	3.64	11.34
Net investment income (loss), net of waivers and reimbursements	(0.70)	(0.92)	(0.91)	(0.72)	(0.57)	(0.15)
Net investment income (loss), before waivers and reimbursements	(1.84)	(1.64)	(1.68)	(1.58)	(2.85)	(10.13)

	Class I
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$9.10	$8.50	$6.92	$9.12	$10.11	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.05)	(0.04)	(0.03)	—
Net realized and unrealized gain (loss) on investments	0.13	0.66	1.63	(2.16)	(0.96)	(0.07)

Total from investment operations	0.11	0.60	1.58	(2.20)	(0.99)	(0.07)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$9.21	$9.10	$8.50	$6.92	$9.12	$10.11

Total return (%)	1.21	7.06	22.83	(24.12)	(9.79)	(0.69)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.29	1.29	1.24	1.11	1.11	1.11
Expenses, before waivers and reimbursements	2.46	2.01	2.01	1.97	3.39	11.09
Net investment income (loss), net of waivers and reimbursements	(0.45)	(0.67)	(0.66)	(0.47)	(0.32)	0.05
Net investment income (loss), before waivers and reimbursements	(1.62)	(1.39)	(1.43)	(1.33)	(2.60)	(9.93)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$5,884	$5,847	$6,871	$5,303	$7,211	$5,001
Portfolio turnover rate (%) (a)	26	31	37	44	37	32

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 75

Financial Highlights

Large Cap Growth Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$6.24	$5.93	$4.80	$6.72	$8.45	$10.14
Income (loss) from investment operations:
Net investment income (loss)	—	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(.11)	0.35	1.17	(1.88)	(1.68)	(1.64)

Total from investment operations	(.11)	0.31	1.13	(1.92)	(1.73)	(1.69)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$6.13	$6.24	$5.93	$4.80	$6.72	$8.45

Total return (%)	(1.76)	5.23	23.54	(28.57)	(20.47)	(16.67)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.31	1.38	1.42	1.36	1.36	1.36
Expenses, before waivers and reimbursements	2.64	2.29	2.39	2.45	3.01	2.84
Net investment income (loss), net of waivers and reimbursements	(0.20)	(0.63)	(0.76)	(0.71)	(0.79)	(0.58)
Net investment income (loss), before waivers and reimbursements	(1.53)	(1.54)	(1.73)	(1.80)	(2.44)	(2.06)

	Class I
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$6.31	$5.99	$4.82	$6.74	$8.47	$10.14
Income (loss) from investment operations:
Net investment income (loss)	—	(0.02)	(0.03)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.11)	0.34	1.20	(1.89)	(1.69)	(1.63)

Total from investment operations	(0.11)	0.32	1.17	(1.92)	(1.73)	(1.67)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$6.20	$6.31	$5.99	$4.82	$6.74	$8.47

Total return (%)	(1.74)	5.34	24.27	(28.49)	(20.43)	(16.47)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.06	1.13	1.17	1.11	1.11	1.11
Expenses, before waivers and reimbursements	2.39	2.04	2.14	2.20	2.76	2.59
Net investment income (loss), net of waivers and reimbursements	0.05	(0.38)	(0.51)	(0.46)	(0.54)	(0.35)
Net investment income (loss), before waivers and reimbursements	(1.28)	(1.29)	(1.48)	(1.55)	(2.19)	(1.83)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$9,142	$6,417	$5,519	$5,469	$5,991	$10,995
Portfolio turnover rate (%) (a)	50	39	33	52	87	95

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

76 Semi-Annual Report	June 30, 2005

Financial Highlights

Small Cap Growth Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$25.72	$21.83	$13.72	$16.58	$13.16	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.30)	(0.21)	(0.19)	(0.17)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.91)	6.20	8.68	(2.67)	3.59	3.51

Total from investment operations	(1.07)	5.90	8.47	(2.86)	3.42	3.40
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.01	0.36	—	—	0.43

Total distributions	—	2.01	0.36	—	—	0.43

Net asset value, end of period	$24.65	$25.72	$21.83	$13.72	$16.58	$13.16

Total return (%)	(4.16)	27.24	61.88	(17.25)	25.99	33.68
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.46	1.49	1.55	1.56	1.59	1.60
Expenses, before waivers and reimbursements	1.46	1.46	1.52	1.62	1.95	2.17
Net investment income (loss), net of waivers and reimbursements	(1.29)	(1.27)	(1.22)	(1.31)	(1.15)	(0.75)
Net investment income (loss), before waivers and reimbursements	(1.29)	(1.24)	(1.19)	(1.37)	(1.51)	(1.32)

	Class I
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$26.04	$22.03	$13.82	$16.65	$13.18	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.24)	(0.18)	(0.16)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.92)	6.26	8.75	(2.67)	3.60	3.53

Total from investment operations	(1.05)	6.02	8.57	(2.83)	3.47	3.42
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.01	0.36	—	—	0.43

Total distributions	—	2.01	0.36	—	—	0.43

Net asset value, end of period	$24.99	$26.04	$22.03	$13.82	$16.65	$13.18

Total return (%)	(4.03)	27.54	62.15	(17.00)	26.33	33.87
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.21	1.24	1.35	1.31	1.34	1.35
Expenses, before waivers and reimbursements	1.21	1.21	1.28	1.37	1.70	1.92
Net investment income (loss), net of waivers and reimbursements	(1.04)	(1.02)	(1.02)	(1.06)	(0.90)	(0.72)
Net investment income (loss), before waivers and reimbursements	(1.04)	(0.99)	(0.95)	(1.12)	(1.26)	(1.29)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$699,119	$771,209	$518,824	$78,581	$54,658	$28,778
Portfolio turnover rate (%) (a)	66	109	103	133	147	433

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 77

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003 (a)
	(unaudited)
Net asset value, beginning of period	$11.28	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.13)	—
Net realized and unrealized gain (loss) on investments	—	1.47	(0.06)

Total from investment operations	(0.06)	1.34	(0.06)
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$11.22	$11.28	$9.94

Total return (%)	(0.53)	13.48	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.49	1.54	1.54
Expenses, before waivers and reimbursements	1.63	2.14	1.54
Net investment income (loss), net of waivers and reimbursements	(1.05)	(1.26)	(1.54)
Net investment income (loss), before waivers and reimbursements	(1.19)	(1.86)	(1.54)

	Class I
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003 (a)
	(unaudited)
Net asset value, beginning of period	$11.30	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.11)	—
Net realized and unrealized gain (loss) on investments	—	1.47	(0.06)

Total from investment operations	(0.04)	1.36	(0.06)
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$11.26	$11.30	$9.94

Total return (%)	(0.35)	13.68	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.24	1.29	1.29
Expenses, before waivers and reimbursements	1.38	1.89	1.29
Net investment income (loss), net of waivers and reimbursements	(0.80)	(1.01)	(1.29)
Net investment income (loss), before waivers and reimbursements	(0.94)	(1.61)	(1.29)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$53,881	$25,974	$3,673
Portfolio turnover rate (%) (b)	63	55	—

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

78 Semi-Annual Report	June 30, 2005

Financial Highlights

International Growth Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$22.09	$18.65	$13.13	$15.48	$17.93	$24.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	(0.02)	0.02	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.23	3.47	5.52	(2.30)	(2.43)	(2.04)

Total from investment operations	0.33	3.45	5.54	(2.35)	(2.45)	(2.05)
Less distributions from:
Net investment income	—	0.01	0.02	—	—	0.08
Net realized gain	—	—	—	—	—	3.97

Total distributions	—	0.01	0.02	—	—	4.05

Net asset value, end of period	$22.42	$22.09	$18.65	$13.13	$15.48	$17.93

Total return (%)	1.49	18.48	42.21	(15.18)	(13.66)	(8.10)
Ratios to average daily net assets (%) (b):
Expenses	1.40	1.47	1.50	1.51	1.60	1.59
Net investment income (loss)	0.95	(0.16)	0.05	(0.36)	(0.11)	(0.44)

	Class I
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$22.34	$18.85	$13.27	$15.60	$18.02	$24.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.01	0.09	(0.01)	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.22	3.53	5.54	(2.32)	(2.44)	(2.03)

Total from investment operations	0.36	3.54	5.63	(2.33)	(2.42)	(2.00)
Less distributions from:
Net investment income	—	0.05	0.05	—	—	0.04
Net realized gain	—	—	—	—	—	3.97

Total distributions	—	0.05	0.05	—	—	4.01

Net asset value, end of period	$22.70	$22.34	$18.85	$13.27	$15.60	$18.02

Total return (%)	1.61	18.79	42.42	(14.94)	(13.43)	(7.87)
Ratios to average daily net assets (%) (b):
Expenses	1.15	1.22	1.25	1.26	1.35	1.34
Net investment income (loss)	1.20	0.09	0.30	(0.11)	0.14	(0.16)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$3,300,600	$3,001,434	$1,899,699	$778,788	$454,055	$333,888
Portfolio turnover rate (%) (b)	80	79	57	73	112	116

(a)	Includes $0.12, $0.03, $0.00, $0.00, and $0.06 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2004, 2003, 2002, 2001, and 2000, respectively.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 79

Financial Highlights

International Equity Fund

	Class N
	Period Ended
	6/30/2005	December 31, 2004 (a)
	(unaudited)
Net asset value, beginning of period	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.04)
Net realized and unrealized gain (loss) on investments	(0.19)	1.37

Total from investment operations	(0.12)	1.33
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.20	$11.33

Total return (%)	(1.15)	13.30
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.49	1.50
Expenses, before waivers and reimbursements	2.98	2.96
Net investment income (loss), net of waivers and reimbursements	0.90	(0.77)
Net investment income (loss), before waivers and reimbursements	(0.59)	(2.23)

	Class I
	Period Ended
	6/30/2005	December 31, 2004 (a)
	(unaudited)
Net asset value, beginning of period	$11.37	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(0.18)	1.38

Total from investment operations	(0.12)	1.37
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.25	$11.37

Total return (%)	(1.06)	13.70
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.24	1.25
Expenses, before waivers and reimbursements	2.73	2.71
Net investment income (loss), net of waivers and reimbursements	1.15	(0.52)
Net investment income (loss), before waivers and reimbursements	(0.34)	(1.98)

	Period Ended
	6/30/2005	12/31/2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$23,104	$9,689
Portfolio turnover rate (%) (b)	81	108

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

80 Semi-Annual Report	June 30, 2005

Financial Highlights

Emerging Markets Growth Fund

Class N
Period Ended
6/30/2005
(unaudited)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	0.22

Total from investment operations	0.26
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$10.26

Total return (%)	2.60
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.65
Expenses, before waivers and reimbursements	1.98
Net investment income (loss), net of waivers and reimbursements	3.40
Net investment income (loss), before waivers and reimbursements	3.07

Class I
Period Ended
6/30/2005
(unaudited)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	0.22

Total from investment operations	0.26
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$10.26

Total return (%)	2.60
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	1.73
Net investment income (loss), net of waivers and reimbursements	3.65
Net investment income (loss), before waivers and reimbursements	3.32

Period Ended
6/30/2005
(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$12,356
Portfolio turnover rate (%) (b)	163

(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 81

Financial Highlights

Value Discovery Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$22.70	$22.68	$16.28	$18.23	$16.20	$13.66
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)	(0.06)	(0.03)	0.08	0.05
Net realized and unrealized gain (loss) on investments	(1.03)	2.68	6.46	(1.92)	2.74	2.52

Total from investment operations	(1.07)	2.67	6.40	(1.95)	2.82	2.57
Less distributions from:
Net investment income	—	—	—	—	0.03	0.03
Net realized gain	—	2.65	—	—	0.76	—

Total distributions	—	2.65	—	—	0.79	0.03

Net asset value, end of period	$21.63	$22.70	$22.68	$16.28	$18.23	$16.20

Total return (%)	(4.67)	12.05	39.31	(10.70)	17.39	18.85
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.34	1.34	1.49	1.53	1.61	1.64
Expenses, before waivers and reimbursements	1.58	1.48	1.58	1.53	1.66	1.88
Net investment income (loss), net of waivers and reimbursements	(0.40)	(0.06)	(0.30)	(0.16)	0.28	0.40
Net investment income (loss), before waivers and reimbursements	(0.64)	(0.20)	(0.39)	(0.16)	0.23	0.16

	Class I
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$22.82	$22.76	$16.31	$18.19	$16.16	$13.64
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.01	(0.03)	0.01	0.17	0.09
Net realized and unrealized gain (loss) on investments	(1.01)	2.70	6.48	(1.89)	2.70	2.52

Total from investment operations	(1.04)	2.71	6.45	(1.88)	2.87	2.61
Less distributions from:
Net investment income	—	—	—	—	0.08	0.09
Net realized gain	—	2.65	—	—	0.76	—

Total distributions	—	2.65	—	—	0.84	0.09

Net asset value, end of period	$21.78	$22.82	$22.76	$16.31	$18.19	$16.16

Total return (%)	(4.56)	12.18	39.55	(10.34)	17.72	19.16
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.20	1.23	1.33	1.34	1.36	1.39
Expenses, before waivers and reimbursements	1.33	1.23	1.33	1.34	1.41	1.63
Net investment income (loss), net of waivers and reimbursements	(0.26)	0.05	(0.14)	0.03	0.53	0.61
Net investment income (loss), before waivers and reimbursements	(0.39)	0.05	(0.14)	0.03	0.48	0.37

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$121,065	$246,176	$237,111	$190,802	$149,292	$74,093
Portfolio turnover rate (%) (a)	127	50	51	20	48	68

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

82 Semi-Annual Report	June 30, 2005

Financial Highlights

Income Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$10.19	$10.43	$10.62	$10.34	$10.22	$9.92
Income (loss) from investment operations:
Net investment income (loss) (a)	0.27	0.52	0.40	0.55	0.55	0.62
Net realized and unrealized gain (loss) on investments	(0.14)	(0.26)	(0.02)	0.25	0.17	0.33

Total from investment operations	0.13	0.26	0.38	0.80	0.72	0.95
Less distributions from:
Net investment income	0.22	0.50	0.57	0.52	0.60	0.65
Net realized gain	—	—	—	—	—	—

Total distributions	0.22	0.50	0.57	0.52	0.60	0.65

Net asset value, end of period	$10.10	$10.19	$10.43	$10.62	$10.34	$10.22

Total return (%)	1.33	2.61	3.68	7.91	7.18	9.99
Ratios to average daily net assets (%) (b):
Expenses	0.75	0.78	0.77	0.81	0.94	0.92
Net investment income (loss)	4.05	4.12	4.09	5.23	5.38	6.23

	Class I
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$10.15	$10.40	$10.62	$10.35	$10.24	$9.91
Income (loss) from investment operations:
Net investment income (loss) (a)	0.30	0.59	0.43	0.57	0.58	0.64
Net realized and unrealized gain (loss) on investments	(0.16)	(0.31)	(0.04)	0.24	0.15	0.34

Total from investment operations	0.14	0.28	0.39	0.81	0.73	0.98
Less distributions from:
Net investment income	0.23	0.53	0.61	0.54	0.62	0.65
Net realized gain	—	—	—	—	—	—

Total distributions	0.23	0.53	0.61	0.54	0.62	0.65

Net asset value, end of period	$10.06	$10.15	$10.40	$10.62	$10.35	$10.24

Total return (%)	1.41	2.79	3.76	8.04	7.32	10.28
Ratios to average daily net assets (%) (b):
Expenses	0.60	0.63	0.62	0.66	0.79	0.77
Net investment income (loss)	4.20	4.27	4.24	5.38	5.53	6.39

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$309,667	$294,084	$265,062	$196,136	$176,264	$167,746
Portfolio turnover rate (%) (b)	41	43	36	66	82	54

(a)	As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.87% to 5.38% for Class N for 2001. It decreased the Ratio of Net Investment Income from 6.02% to 5.53% for Class I shares for 2001.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 83

Financial Highlights

Ready Reserves Fund

	Class N
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.01	0.01	0.04	0.06

Total from investment operations	0.01	0.01	0.01	0.01	0.04	0.06
Less distributions from:
Net investment income	0.01	0.01	0.01	0.01	0.04	0.06

Total distributions	0.01	0.01	0.01	0.01	0.04	0.06

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	1.03	0.80	0.66	1.28	3.66	5.91
Ratios to average daily net assets (%) (a)
Expenses	0.64	0.65	0.66	0.67	0.67	0.70
Net investment income (loss)	2.06	0.80	0.66	1.28	3.63	5.78
Supplemental data:
Net assets at end of period (in thousands)	$1,008,266	$1,092,940	$1,153,932	$1,324,001	$1,403,740	$1,339,180

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

84 Semi-Annual Report	June 30, 2005

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Conrad Fischer, 71*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	13	Trustee Emeritus, Chicago Child Care Society, a non-profit organization

Michelle Seitz, 39*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	13	N/A
Non-Interested Trustees
Theodore A. Bosler, 70	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	13	Crystal Lake Watershed Fund, Desert Foothills Land Trust and Institute of Chartered Financial Analysts.

Ann P. McDermott, 65	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	13	Junior League of Chicago, Northwestern University, Women’s Board; Ravinia Festival Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 58	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	13	American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 71	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	13	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 61	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	13	Beverly Enterprises, Inc., provider of eldercare and rehabilitative services; Warnaco Group, Inc. intimate apparel, sportswear, and swimwear manufacturer.

Robert E. Wood II, 67	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	13	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC

June 30, 2005	William Blair Funds 85

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Officers
Marco Hanig, 47	President	Since 1999	Principal, William Blair & Company, L.L.C.; former Senior Vice President, First Chicago NBD	N/A	Chicago Scores

Karl W. Brewer, 39	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 61	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 48	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

James W. Golan , 43	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A	N/A

W. George Greig, 52	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 46	Senior Vice President Vice President	Since 2004 Since 2000	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.; former Vice President, First Chicago NBD	N/A	N/A

John F. Jostrand, 51	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 44	Senior Vice President Vice President	Since 2004 Since 1995	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Robert C. Lanphier, IV, 49	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

David S. Mitchell, 45	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Gregory J. Pusinelli, 46	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.; former Principal and Vice President, Stein Roe & Farnham Incorporated	N/A	N/A

Norbert W. Truderung, 53	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

86 Semi-Annual Report	June 30, 2005

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Jeffrey A. Urbina, 50	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A

Christopher T. Vincent, 48	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

Todd M. McClone, 36	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.	N/A	N/A

Terence M. Sullivan, 61	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 44	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.; former Assistant Vice President, Scudder Kemper Investments	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2005	William Blair Funds 87

Basis for Board Approval of Advisory Agreement

The advisory agreement was most recently approved, and with respect to the Emerging Markets Growth Fund was initially approved, by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on February 18, 2005. The Board of Trustees, including a majority of the independent trustees, determined that continuation of the advisory agreement was in the best interests of the Fund. The independent trustees met separately from the “interested” trustees of the Fund and officers and employees of the Company to consider continuance of the advisory agreement (and approval of the advisory agreement for the Emerging Markets Growth Fund) and were assisted by independent legal counsel in making their determination. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board noted that the Company is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Portfolios, in each case other than the Growth Fund, since the inception of the Portfolios. The Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Company managed the Portfolios and knowing the investment advisory fee schedule. The Board concluded that each existing Portfolio was managed by the Company consistent with its investment objectives and policies and that high quality services were provided. The Board also concluded that it expected the services to be provided by the Company to the Emerging Markets Growth Fund would be high quality.

With respect to the nature, extent and quality of the services provided by the Company to the Portfolios (or to be provided with respect to the Emerging Markets Growth Fund), the Board considered the Company’s Form ADV, biographical information about each Portfolio’s portfolio manager(s), the administrative services performed or to be performed by the Company, financial information regarding the Company, the compliance regime created by the Company, including the fact that the Company has engaged a third party for additional Fund compliance monitoring and, the financial support of the Portfolios, including with respect to the Ready Reserves Fund, the Company’s $1 million voluntary contribution to the Portfolio to ensure that the Portfolio maintains a net asset value of $1.00.

The Board also reviewed and discussed the short- and, where applicable, long-term performance of each of the existing Portfolios, as compared to applicable Morningstar rankings. The Board concluded that as to each Portfolio, the investment performance was at least satisfactory, and in some cases, excellent. With regard to the International Equity Fund, the Board noted that the time period being evaluated was very short and that the Board would continue to monitor the performance. With regard to the Value Discovery Fund, the Board noted that performance was good on an absolute basis but on a relative basis to peers the Company was performing less well, and that the Company was taking steps to address relative performance issues. With respect to the Emerging Markets Growth Fund, the Board reviewed the Company’s performance for managing emerging markets assets as well as the performance of the former Emerging Markets Growth Fund and concluded that the Company’s performance was satisfactory.

With respect to the costs of services provided and profits realized by the Company, the Board considered profitability information provided by the Company and, as applicable, the expense caps in place and/or proposed. Based on this information, the Board concluded for each Portfolio that the Company’s profitability was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Portfolios grow and considered management’s representation that certain Portfolio expenses are fixed and unrelated to asset size and that for some Portfolios there are little or no economies of scale in the investment process. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed each Portfolio’s asset size (or projected asset size for the Emerging Markets Growth Fund), the Portfolio’s total and net expense ratios (projected for the Emerging Markets Growth Fund), the expense caps in place and/or proposed and whether the investment process produced economies of scale. The Board concluded with respect to each of the Portfolios, that the total expense ratios, after giving effect to the expense caps proposed by the Company, were reasonable.

For each Portfolio, the Board compared the amounts to be paid to the Company for advisory and administrative services with other registered funds included in the Portfolio’s Lipper expense universe. In addition, for each Portfolio (except for the Income and Ready Reserves Funds which are not similar to any other funds advised or subadvised by the Company) the Board compared amounts paid to the Company by other registered funds, including other Portfolios in the Fund and funds for which the Company acts as a subadvisor. For each Portfolio (except for the Ready Reserves Fund because the Company does not manage other money market accounts), the Board compared amounts paid to the Company by the Company’s other clients. The Board also considered that the Company continues to waive advisory fees for the smaller Portfolios, has in place

88 Semi-Annual Report	June 30, 2005

and/or proposed expense caps for certain Portfolios and proposed to waive advisory fees for the Emerging Markets Growth Fund. The Board concluded that each Portfolio’s advisory fee was reasonable, and with respect to the Value Discovery Fund, in particular, emphasized the fact that the Company is waiving advisory fees and reimbursing expenses.

The Board considered benefits derived by the Company from its relationship with the Portfolios, including soft dollars and favorable media coverage. The Board concluded that, taking into account these benefits, the fees were reasonable. Based on all of the information considered and the conclusions reached, the Board determined to approve continuance of the advisory agreement for the existing Portfolios and to approve the advisory agreement for the Emerging Markets Growth Fund.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 30, 2005	William Blair Funds 89

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees distribution (12b-1) fees (for Class N shares except for Ready Reserves Fund), service fee (for Class N of Ready Reserves Fund), shareholder services fee (for Emerging Markets Growth Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

90 Semi-Annual Report	June 30, 2005

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2005	Ending Account Value 6/30/2005	Expenses Paid during Period(a)		Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$992.50	$5.73		1.16%
Class N—hypothetical 5% return	1,000.00	1,019.04	5.81		1.16
Class I—actual return	1,000.00	994.50	4.50		0.91
Class I—hypothetical 5% return	1,000.00	1,020.28	4.56		0.91
Tax-Managed Growth Fund
Class N—actual return	1,000.00	1,010.00	7.67		1.54
Class N—hypothetical 5% return	1,000.00	1,017.16	7.70		1.54
Class I—actual return	1,000.00	1,012.10	6.44		1.29
Class I—hypothetical 5% return	1,000.00	1,018.40	6.46		1.29
Large Cap Growth Fund
Class N—actual return	1,000.00	982.40	6.44		1.31
Class N—hypothetical 5% return	1,000.00	1,018.30	6.56		1.31
Class I—actual return	1,000.00	982.60	5.21		1.06
Class I—hypothetical 5% return	1,000.00	1,019.54	5.31		1.06
Small Cap Growth Fund
Class N—actual return	1,000.00	958.40	7.09		1.46
Class N—hypothetical 5% return	1,000.00	1,017.55	7.30		1.46
Class I—actual return	1,000.00	959.70	5.88		1.21
Class I—hypothetical 5% return	1,000.00	1,018.79	6.06		1.21
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	994.70	7.37		1.49
Class N—hypothetical 5% return	1,000.00	1,017.41	7.45		1.49
Class I—actual return	1,000.00	996.50	6.14		1.24
Class I—hypothetical 5% return	1,000.00	1,018.65	6.21		1.24
International Growth Fund
Class N—actual return	1,000.00	1,014.90	6.99		1.40
Class N—hypothetical 5% return	1,000.00	1,017.85	7.00		1.40
Class I—actual return	1,000.00	1,016.10	5.75		1.15
Class I—hypothetical 5% return	1,000.00	1,019.09	5.76		1.15
International Equity Fund
Class N—actual return	1,000.00	988.50	7.35		1.49
Class N—hypothetical 5% return	1,000.00	1,017.41	7.45		1.49
Class I—actual return	1,000.00	989.40	6.12		1.24
Class I—hypothetical 5% return	1,000.00	1,018.65	6.21		1.24
Emerging Markets Growth Fund
Class N—actual return	1,000.00	1,026.00	1.10	(b)	1.65
Class N—hypothetical 5% return	1,000.00	1,002.20	1.09	(b)	1.65
Class I—actual return	1,000.00	1,026.00	0.93	(b)	1.40
Class I—hypothetical 5% return	1,000.00	1,002.37	0.92	(b)	1.40
Value Discovery Fund
Class N—actual return	1,000.00	953.30	6.49		1.34
Class N—hypothetical 5% return	1,000.00	1,018.15	6.71		1.34

Class I—actual return	1,000.00	954.40	5.82		1.20
Class I—hypothetical 5% return	1,000.00	1,018.84	6.01		1.20

June 30, 2005	William Blair Funds 91

	Beginning Account Value 1/1/2005	Ending Account Value 6/30/2005	Expenses Paid during Period(a)	Annualized Expense Ratio
Income Fund
Class N—actual return	$1,000.00	$1,013.30	$3.74	0.75
Class N—hypothetical 5% return	1,000.00	1,021.08	3.76	0.75
Class I—actual return	1,000.00	1,014.10	3.00	0.60
Class I—hypothetical 5% return	1,000.00	1,021.82	3.01	0.60
Ready Reserves Fund
Class N—actual return	1,000.00	1,010.30	3.19	0.64
Class N—hypothetical 5% return	1,000.00	1,021.62	3.21	0.64

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half-year period.)
(b)	For the period June 6, 2005 (Commencement of Operations) until June 30, 2005.

92 Semi-Annual Report	June 30, 2005

BOARD OF TRUSTEES

Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.,

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James W. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Todd M. McClone, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

Date of First Use August, 2005    93

WILLIAM BLAIR FUNDS

GROWTH FUNDS

Growth Fund

Tax-Managed Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

Small-Mid Cap Growth Fund

International Growth Fund

International Equity Fund

Emerging Markets Growth Fund

OTHER FUNDS

Value Discovery Fund Income Fund Ready Reserves Fund

222 West Adams Street

Chicago, Illinois 60606

800.742.7272

www.williamblairfunds.com

William Blair & Company, L.L.C., Distributors

WILLIAM BLAIR FUNDS

INSTITUTIONAL INTERNATIONAL FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2005

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. ©William Blair & Company, LLC., distributor.

June 30, 2005	William Blair Funds 1

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Growth Fund posted a 1.68% gain for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World (Free) except US Index, rose 0.32%.

What were the most significant factors impacting international markets during the first six months of the year?

The largely flat return of international equity markets during the first six months of 2005 masked volatile monthly results. Emerging markets and small cap stocks were the strongest international equity market performers at the beginning of the year, extending their dominance from 2004. This trend reversed in March and April as inflation fears and concerns about the impact of high energy and commodity prices on global growth resulted in investors reducing their risk positions. After the mid period pause, markets rebounded in May and June, as sectors such as Telecommunication Services underperformed relative to Health Care, Energy and Information Technology. Materials also was a negative performer during the second quarter as concerns about excess supply and falling demand for commodities rippled through the market. Overall, emerging markets were the strongest region during the six month period, returning 6.26% during the period, while small cap stocks outpaced their larger cap counterparts, returning 4.39%. The Europe, Australia and Far East Index fell 0.85% during same time period.

During the first six months of 2005, the US dollar appreciated versus most currencies, with the largest appreciation versus the Euro, where it appreciated approximately 10%. Despite this appreciation, international markets extended their gains over the US as the MSCI All Country World (Free) except US Index returned 0.32%, while the S&P 500 Index declined 0.81%.

What factors were behind the Fund’s performance versus the benchmark?

While the Fund slightly lagged the broad index benchmark during the first quarter, it outperformed both broad and growth benchmarks during the six month period, due to strong second quarter results as the market focused on fundamentals. Year to date relative performance was driven by strong stock selection across most regions and sectors, coupled with emerging markets and small cap exposures and stock selection. Somewhat mitigating this performance was stock selection in the Western Hemisphere, in addition to Information Technology and Consumer Discretionary exposures and a lower Energy weighting versus the Index.

What is your current outlook?

The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China’s imports may be receding into the background as other cyclical forces begin to edge growth higher.

2 Semi-Annual Report	June 30, 2005

Evidence from a number of sources—including recent purchasing managers’ index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit growth (in Europe)—suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the US or elsewhere. Household spending in China and other emerging markets have remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

What is your current strategy? How is the Fund positioned?

As of June 30, the Fund maintains its overweighting in emerging markets relative to the Index, and is now near a market weight in Europe ex-UK, largely through the addition of Health Care and Information Technology companies to the portfolio during the quarter. From a sector perspective, the portfolio maintains its largest relative weightings in Consumer Discretionary, Information Technology and Health Care, and has its smallest relative weightings in Energy, Materials, and Financials. These weightings are largely the result of the Advisor’s bottom up, fundamental quality growth discipline, which are also supported by the Advisor’s strategic viewpoint.

June 30, 2005	William Blair Funds 3

Institutional International Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

	1 Year	Since Inception(a)
Institutional International Growth Fund	16.62%	18.27%
MSCI All Country World Ex-US Index	16.95	19.37
(a)	For the period from July 26, 2002 (Commencement of Operations) to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

4 Semi-Annual Report	June 30, 2005

Institutional International Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—37.0%
Austria—2.0%
Erste Bank Der Oester (Banking)	238,900	$11,919
*Raiffeisen International Bank (Banking)	206,800	13,092

		25,011

Belgium—0.2%
Colruyt S.A.(Mass market distribution)	18,400	2,504

Finland—0.3%
Nokian Renkaat Oyj (Automotive)	217,000	3,951

France—10.7%
April Group S.A. (Insurance brokers)	89,500	2,780
BNP Paribas (Banking)	344,200	23,471
Essilor International (Health care supplies)	166,300	11,324
Hermes International SCA (Apparel and luxury goods)	61,400	12,355
*JC Decaux (Media)	579,730	14,643
Klepierre (Real estate)	40,270	3,828
*Nexity (Real estate management)	94,900	3,661
*Orpea (Hospital and nursing management)	159,533	7,070
Sanofi-Avenits (Pharmaceuticals)	389,695	31,864
Technip-Coflexip S.A. (Construction)	148,480	6,878
Vinci S.A.(Construction)	130,400	10,819
Zodiac S.A. (Aerospace and defense)	109,000	5,838

		134,531

Germany—7.9%
AWD Holdings AG (Financial services)	132,500	5,550
Bijou Brigitte (Fashion jewelry accessories)	18,400	3,310
Celesio AG (Pharmaceuticals)	149,350	11,699
Continental AG (Diversified manufacturing)	178,500	12,778
Did Deutscher Industrie Svc (Commercial services)	87,096	3,710
E.ON AG (Energy)	276,580	24,513
GFK AG (Commercial services)	93,600	3,684
Rational AG (Business equipment)	21,700	2,331
SAP AG (Software)	152,200	26,288
Stada Arzneimittel AG (Pharmaceuticals)	136,800	4,993

		98,856

Greece—1.8%
Coca-Cola Hellenic Bottling S.A. (Beverages)	176,400	4,776
EFG Eurobank (Banking)	246,700	7,577
National Bank of Greece (Banking)	304,890	10,315

		22,668

Ireland—1.9%
Anglo Irish Bank plc (Finance)	887,200	10,966
*Grafton Group plc (Wholesale distributors)	426,800	4,934
Kingspan Group plc (Construction)	446,000	5,235
United Drug plc (Pharmaceuticals)	736,700	3,158

		24,293

Italy—1.0%
Credito Emiliano SpA (Banking)	433,000	4,385
Hera SpA (Electric services)	1,661,900	4,620
Pirelli & C Real Estate SpA (Real estate development)	65,100	3,892

		12,897

Issuer	Shares	Value

Common Stocks—Europe—37.0%—(continued)
Netherlands—1.1%
*Axalto (Business equipment)	109,200	$3,284
*Pyaterochka Holdings GDR (Food and retail)	332,500	4,788
*Tomtom NV (Computer software)	265,500	5,819

		13,891

Norway—1.1%
Statoil Asa (Oil and gas)	690,900	14,051

Spain—1.4%
Grupo Ferrovial S.A. (Industrial services)	109,500	7,034
*Industria De Textile (Retail trade)	400,900	10,285

		17,319

Sweden—1.3%
*Capio AB (Health care)	185,800	2,732
Clas Ohlson AB (Retail)	147,900	2,651
*Modern Times Group (Television)	20,000	611
Scania AB (Vehicles and equipment)	288,900	10,630

		16,624

Switzerland—6.3%
*Actelion (Biotechnology)	59,100	6,129
*Kudelski S.A. (Telecommunication equipment)	28,800	1,048
Nobel Biocare Holdings AG (Medical equipment and supplies)	29,750	6,016
Phonak Holdings AG (Hearing technology)	124,100	4,640
Roche Holdings AG (Health care)	299,300	37,709
UBS AG (Banking)	293,000	22,807

		78,349

United Kingdom—11.4%
BG Group plc (Industrial services)	3,440,020	28,232
*Burren Energy plc (Energy)	399,400	4,774
*Cairn Energy plc (Petroleum refining)	295,800	7,124
Capita Group plc (Commercial services)	1,782,400	11,715
Carnival plc (Hotels, restaurants and leisure activities)	275,400	15,609
Intertek Group (Diversified commercial services)	361,000	4,528
MAN Group plc (Finance)	210,500	5,437
*Michael Page International (Personnel services)	1,421,000	5,134
Next plc (Multiline retail)	287,100	7,735
Northgate (Vehicles and equipment)	217,300	3,529
Reckitt Benckiser plc (Household products)	393,650	11,559
Standard Chartered plc (Banking)	338,200	6,159
Tesco plc (Food retail)	4,701,700	26,775
Ultra Electronic Holdings plc (Electronic products)	299,000	4,302

		142,612

Canada—5.5%
*Alimentation Couche-Tard—Class “B” (Food retail)	254,000	3,872
Canadian National Railway Company (Railroads)	264,000	15,205
Four Seasons Hotel, Inc. (Hotels)	178,500	11,770
Manulife Financial Corp. (Life and health insurance)	260,100	12,401

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Canada—5.5%—(continued)
*Research in Motion Ltd. (Wireless telecommunication)	155,800	$11,448
Ritchie Brothers Auctioneers, Inc. (Business services)	50,000	1,928
*Rona, Inc. (Building materials)	279,600	5,623
Shoppers Drug Mart Corp. (Retail trade)	192,800	6,677

		68,924

Japan—17.7%
Aeon Credit Service Co., Ltd. (Consumer finance)	99,200	6,194
Aeon Mall Co., Ltd. (Real estate)	168,600	5,914
Arnest One Corp. (Real estate)	151,700	3,631
Askul Corporation (Retail trade)	65,100	3,808
Canon, Inc. (Office electronics)	454,000	23,807
*Chiyoda Corp. (Construction)	677,800	8,363
Chugai Pharmaceutical Company (Pharmaceuticals)	1,023,000	15,759
Honeys Company, Ltd. (Luxury goods)	46,200	1,448
Hoya Corporation (Electronic technology)	138,900	15,965
ITO EN, Ltd. (Beverages)	75,000	3,847
Keyence Corporation (Electronic technology)	37,990	8,473
Nakanishi Inc. (Medical specialties)	39,100	3,939
Neomax Co., Ltd. (Electronic equipment and instruments)	156,700	3,452
Nidec Corporation (Electronic technology)	96,000	10,124
Nitori Company Ltd. (Specialty stores)	67,340	4,821
Nitto Denko Corporation (Electronic technology)	158,300	9,024
NIWS Company, Ltd. (Computer integration)	1,700	2,228
Orix Corporation (Consumer finance)	120,900	18,061
Park 24 Co., Ltd. (Commercial services)	231,000	4,565
Point Inc. Ltd. (Apparel and footwear retail)	119,390	4,675
Ryohin Keikaku Co. Ltd. (Retail stores)	129,200	6,365
Sharp Corp. (Electronics)	2,034,100	31,665
Shimamura Company Ltd. (Retail stores)	59,100	4,978
*Shinsei Bank, Ltd. (Banking)	1,233,500	6,623
Sparks Asset Management Co. (Financial)	1,266	2,641
Sundrug Co., Ltd. (Drug stores)	90,200	3,547
Yamada Denki Company (Retail trade)	143,200	8,227

		222,144

Emerging Asia—8.2%
India—3.2%
Bharat Forge Ltd. (Machinery)	158,760	5,214
*Bharti Tele-Ventures (Telecommunications)	1,572,500	8,775
HDFC Bank (Banking)	491,000	7,114
Housing Development Finance Corp. (Financial services)	427,300	8,670
Infosys Technologies, Ltd. (Consulting and software services)	184,028	9,973

		39,746

Indonesia—0.6%
*Bank Rakyat Indonesia (Banking)	14,652,700	4,346
Bank Danamon (Commercial banks)	6,170,000	3,189

		7,535

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.2%—(continued)
Malaysia—0.3%
*Airasia Bhd (Air transport)	8,653,500	$3,729
Transmile Group Bhd (Airport development and maintenance)	130,000	362

		4,091

South Korea—1.4%
Samsung Electronics Co. (Semiconductors)	36,100	17,105

Taiwan—2.7%
Hon Hai Precision Industry (Computers)	3,837,347	19,893
*Mediatek Inc. (Semiconductors and equipment)	1,102,000	9,518
Novatek Microelectronics (Semiconductors and equipment)	1,173,000	5,003

		34,414

Asia—7.8%
Australia—3.9%
BHP Billiton Ltd. (Diversified resources)	938,300	12,801
Billabong International Ltd. (Apparel and luxury goods)	808,300	8,348
Macquarie Bank, Ltd. (Financial services)	303,000	13,721
Sigma Company, Ltd. (Medical distributors)	775,800	5,447
Toll Holdings, Ltd. (Trucking)	914,500	9,058

		49,375

Hong Kong—3.0%
China Insurance International (Insurance)	8,005,160	2,951
Cnooc Ltd. (Oil and gas)	11,789,900	6,987
Esprit Holdings Ltd. (Apparel, footwear and retail)	1,231,000	8,877
*Foxconn International (Manufacturing services)	8,381,000	6,256
*Lifestyle International Holdings Ltd. (Specialty retail)	1,114,500	1,830
Techtronic Industries Co. (Consumer durables)	4,006,400	10,098

		36,999

Singapore—0.9%
Capitaland, Ltd. (Real estate operations)	6,685,000	9,422
Osim International Ltd. (Consumer sundries)	2,997,200	1,900

		11,322

Emerging Latin America—5.5%
Brazil—0.8%
Gol Linhas Aereas Int S.P—ADR (Air transport)	119,800	3,601
*Natura Cosmeticos S.A. (Cosmetics)	193,300	6,132

		9,733

Chile—1.4%
Banco Santander SP—ADR (Banking)	170,733	5,515
Cencosud S.A.—ADR 144A (Retail stores)	261,300	6,571
Lan Chile S.A.—ADR (Airlines)	164,600	5,753

		17,839

See accompanying Notes to Financial Statements.

6 Semi-Annual Report	June 30, 2005

Institutional International Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.5%—(continued)
Columbia—0.3%
Bancolombia S.A.—ADR (Commercial banks)	195,400	$3,124

Mexico—3.0%
America Movil S.A. (Communications)	3,136,100	9,348
*Consorcio Ara Sa De Cv (Construction)	782,300	2,702
*Corporacion Geo Sa De Cv (Real estate)	2,250,000	5,681
Grupo Aeroportuario—ADR (Transportation)	135,800	4,325
*Urbi Desarrollos Urbanos S.A. (Household durables)	1,041,800	5,722
Walmart de Mexico (Retail trade)	2,429,400	9,867

		37,645

Emerging Europe, Mid-East, Africa—3.2%
Egypt—1.1%
Orascom Contruction Industry (Construction)	251,343	7,129
*Orascom Telecommunication Holding GDR (Telecommunications)	141,600	7,121

		14,250

Hungary—0.6%
OTP Bank (Banking)	212,400	7,184

Romania—0.1%
Romanian Development Bank (Commercial banks)	1,063,000	1,589

South Africa—0.9%
Edgars Consolidated Stores (Apparel, footwear and retail)	128,500	5,578
*MTN Group Ltd. (Telecommunication services)	828,500	5,489

		11,067

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—3.2%—(continued)
Turkey—0.5%
*Turkiye Garanti Bank (Banking)	1,477,400	6,301

Total Common Stock—96.3% (cost $995,294)		1,207,944

Preferred Stock
Brazil—2.2%
Banco Itau Holding (Banking)	61,290	$11,350
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	344,400	15,802

Total Preferred Stock—2.2% (cost $21,558)		27,152

Investment in Affiliate—0.6%
William Blair Ready Reserves Fund	7,862,634	7,863

Total Investments in Affiliate (cost $7,863)		7,863

Short-Term Investments—2.1%
American Express Demand Note, VRN, 3.164% due 7/1/05	$13,802,000	13,802
Prudential Funding Demand Note, VRN, 3.368% due 7/1/05	12,712,000	12,712

Total Short-term Investments (cost $26,514)		26,514

Total Investments—101.2% (cost $1,051,229)		1,269,473
Liabilities, plus cash and other assets—(1.2)%		(15,456)

Net assets—100.0%		$1,254,017

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

All securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	28.4%
Japanese Yen	18.0%
British Pound Sterling	11.6%
Swiss Franc	6.3%
Canadian Dollar	5.4%
Australian Dollar	4.0%
United States Dollar	3.5%
Indian Rupee	3.2%
Hong Kong Dollar	3.0%
Taiwan Dollar	2.8%
Mexico Nuevo Peso	2.7%
Brazilian Real	2.7%
South Korean Won	1.4%
Swedish Krona	1.4%
Norwegian Krone	1.1%
All other currencies	4.5%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 7

W. George Greig

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Equity Fund posted a 0.20% increase for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World (Free) except US Index, rose 0.32%.

What were the most significant factors impacting international markets during the first six months of the year?

The largely flat return of international equity markets during the first six months of 2005 masked volatile monthly results. Emerging markets and small cap stocks were the strongest international equity market performers at the beginning of the year, extending their dominance from 2004. This trend reversed in March and April as inflation fears and concerns about the impact of high energy and commodity prices on global growth resulted in investors reducing their risk positions. After the mid period pause, markets rebounded in May and June, as defensive sectors such as Utilities and Telecommunication Services underperformed relative to Health Care, Energy and Information Technology. Materials also was a negative performer during the second quarter as concerns about excess supply and falling demand for commodities rippled through the market. Overall, emerging markets were the strongest region during the six month period, returning 6.26% during the period, while small cap stocks outpaced their larger cap counterparts, returning 4.39%. The Europe, Australia and Far East Index fell 0.85% during same time period.

During the first six months of 2005, the US dollar appreciated versus most currencies, with the largest appreciation versus the Euro, where it appreciated approximately 10%. Despite this appreciation, international markets extended their gains over the US as the MSCI All Country World (Free) except US Index returned 0.32%, while the S&P 500 Index declined 0.81%.

What factors were behind the Fund’s performance versus the benchmark?

While the Fund significantly outperformed the broad and growth index benchmarks during the second quarter, it lagged the broad benchmark during the six month period, due to first quarter results. The Fund’s quality growth discipline, which manifested itself in the overweighted allocation in Information Technology and Consumer sectors at the expense of Materials and Energy during the first quarter, hampered results. Somewhat mitigating this performance was strong stock selection across sectors and regions during the second quarter, coupled with positive results from emerging markets exposure.

What is your current outlook?

The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China’s imports may be receding into the background as other cyclical forces begin to edge growth higher.

8 Semi-Annual Report	June 30, 2005

Evidence from a number of sources—including recent purchasing managers’ index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit growth (in Europe)—suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the US or elsewhere. Household spending in China and other emerging markets has remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

What is your current strategy? How is the Fund positioned?

As of June 30, the Fund maintains its overweighting in emerging markets relative to the Index, and is now near a market weight in Europe ex-UK, largely through the addition of healthcare and technology companies to the portfolio during the quarter. From a sector perspective, the portfolio maintains its largest relative weightings in Consumer Discretionary, Information Technology and Health Care, and has its smallest relative weightings in Materials, Telecommunication Services and Financials. These weightings are largely the result of the Advisor’s bottom up, fundamental quality growth discipline, which are also supported by the Advisor’s strategic viewpoint.

June 30, 2005	William Blair Funds 9

Institutional International Equity Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

Since Inception(a)
Institutional International Equity Fund	2.20%
MSCI All Country World Free Ex-US Index	4.63
(a)	For the period from December 1, 2004 (Commencement of Operations) to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

10 Semi-Annual Report	June 30, 2005

Institutional International Equity Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—39.0%
Austria—1.0%
Erste Bank Der Oester (Banking)	13,870	$692

France—10.7%
BNP Paribas (Banking)	25,500	1,739
Essilor International (Health care supplies)	9,500	647
Hermes International SCA (Apparel and luxury goods)	4,900	986
*JC Decaux (Media)	25,400	642
Sanofi-Aventis (Pharmaceuticals)	30,600	2,502
Vinci S.A. (Construction)	11,700	971

		7,487

Germany—10.0%
Celesio AG (Pharmaceuticals)	16,800	1,316
Continental AG (Diversified manufacturing)	17,870	1,279
E.ON AG (Energy)	20,900	1,852
SAP AG (Software)	14,750	2,548

		6,995

Greece—2.2%
Coca-Cola Hellenic Bottling S.A. (Beverages)	9,950	269
EFG Eurobank (Banking)	21,300	654
National Bank of Greece (Banking)	18,800	636

		1,559

Ireland—0.9%
Anglo Irish Bank plc (Finance)	53,400	660

Netherlands—0.5%
*Qiagen, Inc. (Health care)	29,700	345

Norway—2.3%
Statoil ASA (Oil and gas)	79,700	1,621

Spain—1.9%
Grupo Ferrovial S.A. (Industrial services)	6,200	398
*Industria De Textile (Retail trade)	35,300	906

		1,304

Sweden—0.2%
Capio AB (Health care)	9,800	144

Switzerland—9.3%
Nobel Biocare Holdings AG (Medical equipment and supplies)	1,650	334
Roche Holdings AG (Health care)	22,450	2,828
SGS SA (Industrials)	710	486
Synthes, Inc. (Health care)	10,380	1,136
UBS AG (Banking)	22,165	1,725

		6,509

United Kingdom—12.6%
BG Group plc (Industrial services)	342,300	2,809
Capita Group plc (Commercial services)	121,550	799
Carnival plc (Hotels, restaurants and leisure activities)	20,700	1,173
MAN Group plc (Finance)	12,800	331
Next plc (Multiline retail)	23,400	630
Reckitt Benckiser plc (Household products)	38,500	1,131
Tesco plc (Food retailer)	334,200	1,903

		8,776

Issuer	Shares	Value

Common Stocks—Japan—16.7%
Askul Corporation (Retail trade)	4,200	$246
Canon, Inc. (Office electronics)	39,800	2,087
*Chiyoda Corporation (Construction)	37,000	456
Denso Corporation (Auto parts manufacturing)	54,600	1,240
Hoya Corporation (Electronic technology)	8,000	920
Keyence Corporation (Electronic technology)	3,300	736
Nidec Corporation (Electronic technology)	5,700	601
Nitto Denko Corporation (Electronic technology)	9,000	513
Orix Corporation (Consumer finance)	10,700	1,598
Sharp Corporation (Electronics)	137,000	2,133
*Shinsei Bank, Ltd. (Banking)	117,000	628
Yamada Denki Co. Ltd. (Retail trade)	9,100	523

		11,681

Canada—4.6%
Canadian National Railway Co. (Railroads)	14,500	835
Manulife Financial Corporation (Life and health insurance)	33,600	1,602
*Research in Motion Ltd. (Wireless telecommunication)	5,000	367
Shoppers Drug Mart Corporation (Retail trade)	10,800	374

		3,178

Asia—7.2%
Australia—4.1%
BHP Billiton Ltd. (Diversified resources)	52,500	716
Macquarie Bank, Ltd. (Financial services)	35,500	1,607
Toll Holdings, Ltd. (Trucking)	56,600	561

		2,884

Hong Kong—3.1%
Cnooc Ltd. (Oil and gas)	729,500	432
Esprit Holdings Ltd. (Apparel, footwear and retail)	109,100	787
Techtronic Industries Co. (Consumer durables)	374,900	945

		2,164

Emerging Asia—9.0%
India—3.0%
*Bharti Tele-Ventures (Wireless telecommunication services)	132,331	738
HDFC Bank (Banking)	32,490	471
Infosys Technologies Ltd. (Consulting and software services)	16,088	872

		2,081

South Korea—2.3%
*Kookmin Bank (Banking)	8,700	393
Samsung Electronics Co. (Semiconductors)	2,612	1,237

		1,630

Taiwan—3.7%
Hon Hai Precision Industry Corp. (Computers)	300,000	1,555
*Mediatek, Inc. (Electronic technology)	123,000	1,063

		2,618

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 11

Institutional International Equity Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Latin America—2.1%
Mexico—2.1%
America Movil S.A. (Communications)	250,500	$747
Walmart de Mexico (Retail trade)	185,100	752

		1,499

Emerging Europe, Mid-East, Africa—3.0%
Hungary—0.9%
OTP Bank (Banking)	17,500	592

South Africa—2.1%
Sasol ASA (Energy)	30,000	811
Standard Bank Group Ltd. (Banking)	67,400	652

		1,463

Total Common Stock—94.2% (cost $64,000)		65,882

Preferred Stocks
Brazil—3.1%
*Banco Itau Holding (Banking)	3,700	685
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	31,500	1,446

Total Preferred Stocks—3.1% (cost $1,999)		2,131

Issuer	Shares or Principal Amount	Value

Investment in Affiliate—1.0%
William Blair Ready Reserves Fund	705,682	$706

Total Investment in Affiliate (cost $706)		706

Short-Term Investments—2.2%
American Express Demand Note, VRN, 3.164% due 7/1/05	$685,000	685
Prudential Funding Demand Note, VRN, 3.368%, due 7/1/05	839,000	839

Total Short-term Investments (cost $1,524)		1,524

Total Investments—100.5% (cost $68,229)		70,243
Liabilities, plus cash and other assets—(0.5)%		(325)

Net assets—100.0%		$69,918

* Non-income producing securities

ADR = American Depository Receipt

+ = U.S. listed foreign security

GDR=Global Depository Receipt

VRN=Variable Rate Note

All securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	28.0%
Japanese Yen	17.2%
British Pound Sterling	12.9%
Swiss Franc	9.6%
Canadian Dollar	4.7%
Australian Dollar	4.2%
Hong Kong Dollar	3.2%
Swedish Krona	0.2%
Indian Rupee	3.0%
Mexico Nuevo Peso	2.2%
Norwegian Krone	2.4%
South African Rand	2.1%
South Korean Won	2.4%
Taiwan Dollar	3.9%
Brazilian Real	3.1%
Hungarian Forint	0.9%

100.0%

See accompanying Notes to Financial Statements.

12 Semi-Annual Report	June 30, 2005

Jeffrey A. Urbina

W. George Greig

Todd M. McClone

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Emerging Markets Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

The Emerging Markets Growth Fund commenced operations on June 6, 2005. Through the period ended June 30, 2005, the Fund posted a gain of 2.70%, ahead of the 2.09% return of the Fund’s benchmark, the MSCI Emerging Markets Index, for this short time period.

We are enthusiastic about opportunities available to us as portfolio managers of the Emerging Markets Growth Fund. The Fund primarily invests in large, mid and small companies located in emerging markets countries.

Our investment process seeks to find high quality growth companies for the Emerging Markets Growth Fund’s investment portfolio. These are companies that historically have exhibited superior growth, profitability and quality relative to local markets and companies within the same industry worldwide, and are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. We focus on companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth.

International Outlook

The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China’s imports may be receding into the background as other cyclical forces begin to edge growth higher.

Evidence from a number of sources—including recent purchasing managers’ index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit growth (in Europe)—suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the US or elsewhere. Household spending in China and other emerging markets have remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

June 30, 2005	William Blair Funds 13

Emerging Markets Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005

Since Inception(a)
Emerging Markets Growth Fund Institutional Class	2.70%
MSCI Emerging Markets Free Index	2.09
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an index that is designated to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

14 Semi-Annual Report	June 30, 2005

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—36.0%
India—14.7%
Bharat Forge Ltd. (Machinery)	7,150	$238
*Bharti Tele-Ventures (Telecommunication services)	79,600	444
HDFC Bank (Banking)	27,060	392
Housing Development Finance Corp. (Financial services)	12,300	250
Infosys Technologies, Ltd. (Consulting and software services)	9,050	491

		1,815

Indonesia—1.9%
*Bank Rakyat Indonesia (Banking)	807,000	239

Malaysia—1.9%
*Airasia Bhd (Air transport)	278,700	120
Transmile Group Bhd (Airport development and maintenance)	42,800	119

		239

South Korea —8.9%
Hana Tour Service (Travel service)	4,700	117
*Kookmin Bank (Banking)	5,100	230
Samsung Electronics Co. (Semiconductors)	1,000	474
*Yedang Entertainment (Music entertainment company)	17,550	280

		1,101

Taiwan—7.6%
Hon Hai Precision Industry (Computers)	89,000	461
*Mediatek Inc. (Semiconductors and equipment)	41,000	354
Novatek Microelectronics (Semiconductors and equipment)	29,000	124

		939

Thailand—1.0%
Aapico Hitech (Auto and truck parts)	148,000	120

Emerging Latin America—26.2%
Brazil—6.1%
Gol Linhas Aereas Int S.P—ADR (Air transport)	12,500	376
*Natura Cosmeticos S.A. (Cosmetics)	11,800	374

		750

Chile—6.3%
Banco Santander SP—ADR (Banking)	9,100	294
Cencosud S.A.—ADR 144A (Retail stores)	9,500	239
Lan Chile S.A.—ADR (Airlines)	6,900	241

		774

Columbia—2.0%
Bancolombia S.A.—ADR (Commercial banks)	15,200	243

Mexico—11.8%
America Movil S.A. (Communications)	123,000	367
*Corporacion Geo Sa De Cv (Real estate)	99,000	250
Grupo Aeroportuario—ADR (Transportation)	3,800	121
*Urbi Desarrollos Urbanos S.A. (Household durables)	44,000	242
Walmart de Mexico (Retail trade)	119,000	483

		1,463

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—21.1%
Egypt—4.9%
Orascom Contruction Industry GDR (Construction)	4,300	$245
*Orascom Telecommunication Holding GDR (Telecommunications)	7,200	362

		607

*Hungary—2.6%
OTP Bank (Banking)	9,300	315

South Africa—10.7%
African Bank Investments (Banking)	43,650	122
Edgars Consolidated Stores (Apparel, footwear and retail)	5,600	243
*MTN Group Ltd. (Telecommunication services)	55,000	364
Sasol Ltd. (Oil Company)	13,900	376
Standard Bank Group Ltd. (Banking)	22,000	213

		1,318

Turkey—2.9%
*Turkiye Garanti Bankasi A.S. (Banking)	85,000	363

Asia—3.1%
Hong Kong—3.1%
*Foxconn International (Manufacturing services)	515,000	384

Europe—2.0%
Netherlands—2.0%
*Pyaterochka Holdings GDR (Food and retail)	17,300	249

Total Common Stock—88.4% (cost $10,645)		10,919

Preferred Stock
Brazil—5.8%
Banco Itau Holding (Banking)	1,900	352
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	8,100	372

Total Preferred Stock—5.8% (cost $715)		724

Investment in Affiliate—2.1%
William Blair Ready Reserves Fund	258,115	258

Total Investments in Affiliate (cost $258)		258

Short-Term Investments—7.8%
American Express Demand Note, VRN, 3.164% due 7/1/05	$491,000	491
Prudential Funding Demand Note, VRN, 3.368% due 7/1/05	469,000	469

Total Short-term Investments (cost $960)		960

Total Investments—104.1% (cost $12,578)		12,861
Liabilities, plus cash and other assets—(4.1)%		(505)

Net assets—100.0%		$12,356

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 15

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

All securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, are fair valued pursant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	20.4%
Indian Rupee	15.6%
Mexico Nuevo Peso	11.5%
South African Rand	11.3%
South Korean Won	9.4%
Brazilian Real	9.4%
Taiwan Dollar	8.1%
Hong Kong Dollar	3.3%
Turkish Lira	3.1%
Hungarian Forint	2.7%
Indonesian Rupiah	2.1%
Malaysian Ringgit	2.1%
Thai Baht	1.0%

100.0%

See accompanying Notes to Financial Statements.

16 Semi-Annual Report	June 30, 2005

Statements of Assets and Liabilities

June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$1,043,366	$67,523	$12,320
Investments in Affiliated Fund, at cost	7,863	706	258

Investments in securities, at value	$1,261,610	$69,537	$12,603
Investments in Affiliated Fund, at value	7,863	706	258
Cash	44	—	1
Foreign currency, at value (cost $2,215, $0, and $15, respectively)	—	29	7
Receivable for fund shares sold	—	—	185
Receivable for investment securities sold	2,819	—	—
Receivable from Advisor	—	—	2
Dividend and interest receivable	2,562	133	30

Total assets	1,274,898	70,405	13,086
Liabilities
Payable for investment securities purchased	19,621	37	718
Payable for fund shares redeemed	63	363	—
Management fee payable	993	32	8
Other accrued expenses	204	55	4

Total liabilities	20,881	487	730

Net Assets	$1,254,017	$69,918	$12,356

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$77	$7	$1
Capital paid in excess of par value	964,553	68,655	12,064
Accumulated net investment income (loss)	2,228	141	26
Accumulated realized gain (loss)	69,032	(895)	(17)
Net unrealized appreciation (depreciation) of investments and foreign currencies	218,127	2,010	282

Net Assets	$1,254,017	$69,918	$12,356

Net Assets	$1,254,017	$69,918	$—
Shares Outstanding	76,776,668	6,839,228	—
Net Asset Value Per Share	$16.33	$10.22	$—
Institutional Share Class
Net Assets	$—	$—	$5,133
Shares Outstanding	—	—	500,000
Net Asset Value Per Share	$—	$—	$10.27

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 17

Statements of Operations

For the Period Ended June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	Emerging Markets Growth Fund(a)
Investment income
Dividends	$15,343	$483	$35
Less foreign tax withheld	(1,526)	(50)	(2)
Income from Affiliated Fund	87	10	1
Interest	251	32	2

Total income	14,155	475	36
Expenses
Investment advisory fees	5,803	188	8
Custodian fees	434	57	1
Transfer agent fees	24	2	1
Professional fees	54	23	—
Registration fees	19	5	1
Other expenses	109	24	1

Total expenses before waiver	6,443	299	12
Less expenses waived or absorbed by the Advisor	—	(90)	(2)

Net expenses	6,443	209	10

Net investment income (loss)	7,712	266	26
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	63,112	(804)	7
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(3,430)	(71)	(24)

Total net realized gain (loss)	59,682	(875)	(17)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(46,105)	1,481	282

Net increase (decrease) in net assets resulting from operations	$21,289	$872	$291

(a) For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.

See accompanying Notes to Financial Statements.

18 Semi-Annual Report	June 30, 2005

Statements of Changes in Net Assets

For the Period Ended June 30, 2005 and the Year Ended December 31, 2004 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		Emerging Markets Growth Fund
	2005	2004	2005	2004(a)	2005(b)
	(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$7,712	$1,475	$266	$(3)	$26
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	59,682	6,935	(875)	(142)	(17)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(46,105)	168,587	1,481	529	282

Net increase (decrease) in net assets resulting from operations	21,289	176,997	872	384	291
Distributions to shareholders from
Net investment income	—	(605)	—	—	—
Net realized gain	—	—	—	—	—

	—	(605)	—	—	—
Capital stock transactions
Net proceeds from sale of shares	46,774	597,277 (c)	42,046	27,000	12,090
Shares issued in reinvestment of income dividends and capital gain distributions	—	487	—	—	—
Less cost of shares redeemed	(37,482)	(28,231)	(384)	—	(25)

Net increase (decrease) in net assets resulting from capital stock transactions	9,292	569,533	41,662	27,000	12,065

Increase (decrease) in net assets	30,581	745,925	42,534	27,384	12,356
Net assets
Beginning of period	$1,223,436	$477,511	$27,384	$—	$—

End of period	$1,254,017	$1,223,436	$69,918	$27,384	$12,356

Undistributed net investment income (loss) at the end of the period	$2,228	$(5,484)	$141	$(125)	$26

Capital stock transactions in shares
Shares sold	2,158	43,026	4,192	2,685	500
Shares issued in reinvestment of income dividends and capital gain distributions	—	31	—	—	—
Less shares redeemed	(776)	(1,991)	(37)	—	—

	1,382	41,066	4,155	2,685	500

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.
(c)	The net proceeds from sale of shares include $73 million dollars in two in-kind purchase transactions completed during 2004.

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 19

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following thirteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed Income Portfolio
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Share Class of the Emerging Markets Growth Fund are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the Emerging Markets Growth Fund currently exist: N, I and Institutional. This report includes financial information for the Institutional Class.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Funds calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. In addition, quarterly the Board of Trustees receives a report which tracks the fair value prices used to calculate the net asset value to the next day’s opening local prices. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of

20 Semi-Annual Report	June 30, 2005

Trustees and in accordance with the Fund’s valuation procedures. As of June 30, 2005, there were securities held in the Institutional International Growth, Institutional International Equity and Emerging Markets Growth Portfolios requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The Portfolio utilizes the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs. (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. No data relating to these reclassifications is available for the Emerging Markets Growth Fund Institutional Share Class as it commenced operations on June 6, 2005. Accordingly, at December 31, 2004, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Institutional International Growth	$(4,727)	$4,727	$—
Institutional International Equity	(121)	121	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows (in thousands):

	Distributions Paid In 2004		Distributions Paid In 2003
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Institutional International Growth	$605	$—	$1,120	$—
Institutional International Equity	—	—	—	—

June 30, 2005	William Blair Funds 21

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$1,320	$—	$12,011	$254,767
Institutional International Equity	2	110	—	492

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. These Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(g) Income Taxes

The Portfolios intend to comply with the special provisions Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Portfolios have elected to mark-to-market its investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Institutional International Growth and Institutional International Equity Portfolios recognized net unrealized appreciation (depreciation) of $5,929 and $15, respectively (in thousands) in 2004 all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2005 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$1,053,634	$232,075	$16,353	$215,722
Institutional International Equity	68,404	2,842	1,007	1,835
Emerging Markets Growth	12,579	369	88	281

At December 31, 2004, the Portfolios have no unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any.

For the period November 1, 2004 through December 31, 2004, the Institutional International Equity Portfolio incurred net realized capital or foreign currency losses. The Portfolio intends to treat this loss as having occurred in fiscal year 2005 for Federal income tax purposes (in thousands):

Portfolio	Capital Loss	Currency Loss
Institutional International Growth	$—	$—
Institutional International Equity	—	110

(h) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

22 Semi-Annual Report	June 30, 2005

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The Emerging Markets Growth Fund pays the Company a 1.10% annual fee payable monthly, based on its average daily net assets.

The Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2006, if total expenses of either the Institutional International Growth or Institutional International Equity Portfolios’ exceeds 1.10% of average daily net assets or 1.25% of average daily net assets for the Institutional Share Class of the Emerging Markets Growth Fund.

For a period of three years subsequent to the Commencement of Operations of the Fund, the Company is entitled to reimbursement from the Institutional International Growth, Institutional International Equity, and Emerging Markets Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2005 is $320, $111 and $2 (in thousands) for Institutional International Growth, Institutional International Equity, and Emerging Markets Growth Portfolios, respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect, will not fall below the percentage indicated.

For the period ended June 30, 2005, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Expenses (Recovered) or Absorbed by Advisor
Institutional International Growth	$5,803	$—	$5,803	$—
Institutional International Equity	188	90	98	—
Emerging Markets Growth	8	2	6	—

(b) Trustees Fees

The Portfolio incurred fees of $33 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2005. Interested trustees are not compensated.

(c) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the period ended June 30, 2005 are listed below. Distributions received from Ready Reserves are reflected as dividend income in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the period ended June 30, 2005 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Institutional International Growth	$26,546	$28,093	$24	$87	$7,863	0.6%
Institutional International Equity	10,245	9,913	3	10	706	1.0
Emerging Markets Growth	1,578	1,320	—	1	258	2.1

June 30, 2005	William Blair Funds 23

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2005 were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$540,824	$521,116
Institutional International Equity	63,793	15,283
Emerging Markets Growth	11,977	624

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, each Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

24 Semi-Annual Report	June 30, 2005

Financial Highlights

Institutional International Growth Fund

	Period Ended	Years Ended
	6/30/2005	12/31/2004	12/31/2003	12/31/2002(a)
	(unaudited)
Net asset value, beginning of period	$16.06	$13.60	$9.567	$10.000
Income from investment operations:
Net investment income	0.10	0.03	0.073	—
Net realized and unrealized gain (loss) on investments	0.17	2.44	3.993	(0.430)

Total from investment operations	0.27	2.47	4.066	(0.430)
Less distributions from:
Net investment income	—	0.01	0.033	0.003
Net realized gain	—	—	—	—

Total distributions	—	0.01	0.033	0.003

Net asset value, end of period	$16.33	$16.06	$13.600	$9.567

Total return (%)	1.68	18.15	42.47	(4.27)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.06	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.06	1.11	1.16	1.29
Net investment income (loss), net of waivers and reimbursements	1.27	0.18	0.37	(0.05)
Net investment income (loss), before waivers and reimbursements	1.27	0.17	0.31	(0.24)

	Period Ended	Years Ended
	6/30/2005	12/31/2004	12/31/2003	12/31/2002(a)
	(unaudited)
Supplemental data:
Net assets at end of period (in thousands)	$1,254,017	$1,223,436	$477,511	$149,848
Portfolio turnover rate (%) (b)	87	72	56	59

(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2002.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 25

Financial Highlights

Institutional International Equity Fund

	Period Ended
	6/30/2005	12/31/2004(a)
	(unaudited)
Net asset value, beginning of period	$10.20	$10.00
Income from investment operations:
Net investment income	0.07	—
Net realized and unrealized gain (loss) on investments	(0.05)	0.20

Total from investment operations	0.02	0.20
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$10.22	$10.20

Total return (%)	0.20	2.00
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.10	1.10
Expenses, before waivers and reimbursements	1.57	2.46
Net investment income (loss), net of waivers and reimbursements	1.40	(0.21)
Net investment income (loss), before waivers and reimbursements	0.93	(1.57)

	Period Ended
	6/30/2005	12/31/2004(a)
	(unaudited)
Supplemental data:
Net assets at end of period (in thousands)	69,918	$27,384
Portfolio turnover rate (%) (b)	85	45

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

26 Semi-Annual Report	June 30, 2005

Financial Highlights

Emerging Markets Growth Fund

Institutional Share Class

Period Ended
6/30/2005(a)
(unaudited)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain on investments	0.22

Total from investment operations	0.27
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$10.27

Total return (%)	2.70
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.25
Expenses, before waivers and reimbursements	1.58
Net investment income (loss), net of waivers and reimbursements	3.80
Net investment income (loss), before waivers and reimbursements	3.47

Period Ended
6/30/2005(a)
(unaudited)
Supplemental data:
Net assets at end of period (in thousands)	$12,356
Portfolio turnover rate (%) (b)	163

(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 27

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Conrad Fischer, 71*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	13	Trustee Emeritus, Chicago Child Care Society, a non-profit organization,

Michelle Seitz, 39*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	13	N/A
Non-Interested Trustees
Theodore A. Bosler, 70	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	13	Crystal Lake Watershed Fund, Desert Foothills Land Trust and Institute of Chartered Financial Analysts.

Ann P. McDermott, 65	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	13	Junior League of Chicago, Northwestern University, Women’s Board; Ravinia Festival Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 58	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	13	American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 71	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	13	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 61	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	13	Beverly Enterprises, Inc., provider of eldercare and rehabilitative services; Warnaco, Group Inc., intimate apparel, sportswear and swimwear manufacturer

28 Semi-Annual Report	June 30, 2005

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Robert E. Wood II, 67	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	13	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC
Officers
Marco Hanig, 47	President	Since 1999	Principal, William Blair & Company, L.L.C.; former Senior Vice President, First Chicago NBD	N/A	Chicago Scores

Karl W. Brewer, 39	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 61	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 48	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

James W. Golan, 43	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A	N/A

W. George Greig, 52	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 46	Senior Vice President Vice President	Since 2004 Since 2000	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.; former Vice President, First Chicago NBD	N/A	N/A

John F. Jostrand, 51	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 44	Senior Vice President Vice President	Since 2004 Since 1995	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Robert C. Lanphier, IV, 49	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

David S. Mitchell, 45	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

June 30, 2005	William Blair Funds 29

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Gregory J. Pusinelli, 46	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.; former Principal and Vice President, Stein Roe & Farnham Incorporated	N/A	N/A

Norbert W. Truderung, 53	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

Jeffrey A. Urbina, 50	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A

Christopher T. Vincent, 48	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

Todd M. McClone, 36	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.	N/A	N/A

Terence M. Sullivan, 61	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 44	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.; former Assistant Vice President, Scudder Kemper Investments	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

30 Semi-Annual Report	June 30, 2005

Basis for Board Approval of Advisory Agreement

The advisory agreement was most recently approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on February 18, 2005. The Board of Trustees, including a majority of the independent trustees, determined that continuation of the advisory agreement was in the best interests of the Fund. The independent trustees met separately from the “interested” trustees of the Fund and officers and employees of the Company to consider continuance of the advisory agreement (and approval of the advisory agreement for the Emerging Markets Growth Fund) and were assisted by independent legal counsel in making their determination. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board noted that the Company is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Portfolios since the inception of the Portfolios. The Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Company managed the Portfolios and knowing the investment advisory fee schedule. The Board concluded that each existing Portfolio was managed by the Company consistent with its investment objectives and policies and that high quality services were provided. The Board also concluded that it expected the services to be provided by the Company to the Emerging Markets Growth Fund would be high quality.

With respect to the nature, extent and quality of the services provided by the Company to the Portfolios, (or to be provided with respect to the Emerging Markets Growth Fund) the Board considered the Company’s Form ADV, biographical information about each Portfolio’s portfolio manager(s), the administrative services performed or to be performed by the Company, financial information regarding the Company, the compliance regime created by the Company, including the fact that the Company has engaged a third party for additional Fund compliance monitoring and, the financial support of the Portfolios.

The Board also reviewed and discussed the performance of each of the existing Portfolios, as compared to applicable Morningstar rankings. The Board concluded that as to the Institutional International Growth Fund, the investment performance was excellent. With regard to the Institutional International Equity Fund, the Board noted that the time period being evaluated was very short and that the Board would continue to monitor the performance. With respect to the Emerging Markets Growth Fund, the Board reviewed the Company’s performance for managing emerging markets assets as well as the performance of the former Emerging Markets Growth Fund and concluded that the Company’s performance was satisfactory.

With respect to the costs of services provided and profits realized by the Company, the Board considered profitability information provided by the Company and, as applicable, the expense caps in place and/or proposed. Based on this information, the Board concluded for each Portfolio that the Company’s profitability was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Portfolios grow and considered management’s representation that certain Portfolio expenses are fixed and unrelated to asset size and that for some Portfolios there are little or no economies of scale in the investment process. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed each Portfolio’s asset size, (or projected asset size for the Emerging Markets Growth Fund) the Portfolio’s total and net expense ratios, (projected for the Emerging Markets Growth Fund) the expense caps in place and/or proposed and whether the investment process produced economies of scale. The Board concluded with respect to each of the Portfolios, that the total expense ratios, after giving effect to the expense caps proposed by the Company, were reasonable.

For each Portfolio, the Board compared the amounts to be paid to the Company for advisory and administrative services with other registered funds included in the Portfolio’s Lipper expense universe. In addition, for each Portfolio the Board compared amounts paid to the Company by other registered funds, including other Portfolios in the Fund and funds for which the Company acts as a subadvisor. For each Fund, the Board compared amounts paid to the Company by the Company’s other clients. The Board also considered that the Company continues to waive advisory fees for the existing Portfolios and proposed to waive advisory fees for the Emerging Markets Growth Fund. The Board concluded that each Portfolios advisory fee was reasonable.

The Board considered benefits derived by the Company from its relationship with the Portfolios, including soft dollars and favorable media coverage. The Board concluded that, taking into account these benefits, the fees were reasonable. Based on all of the information considered and the conclusions reached, the Board determined to approve continuance of the advisory agreement for the existing Portfolios and to approve the advisory agreement for the Emerging Markets Growth Fund.

June 30, 2005	William Blair Funds 31

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund and the William Blair Emerging Markets Growth Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

32 Semi-Annual Report	June 30, 2005

Fund Expenses (Unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2005	Ending Account Value 6/30/2005	Expenses Paid during Period(a)		Annualized Expense Ratio

Institutional International Growth Fund
Actual return	$1,000.00	$1,016.80	$5.50		1.10%
Hypothetical 5% return	1,000.00	1,019.34	5.51		1.10

Institutional International Equity Fund
Actual return	1,000.00	1,002.00	5.46		1.10
Hypothetical 5% return	1,000.00	1,019.34	5.51		1.10

Emerging Markets Growth Fund Institutional Share Class
Actual return	1,000.00	1,027.00	0.83	(b)	1.25
Hypothetical 5% return	1,000.00	1,002.47	0.82	(b)	1.25

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half-year period).
(b)	For the period June 6, 2005 (Commencement of Operations) until June 30, 2005.

June 30, 2005	William Blair Funds 33

BOARD OF TRUSTEES

Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James W. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Todd M. McClone, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

34    Date of First Use August 2005

WILLIAM BLAIR FUNDS

Institutional International Growth Fund

Institutional International Equity Fund

Emerging Markets Growth Fund Institutional Share Class

222 West Adams Street

Chicago, Illinois 60606

800.742.7272

www.williamblairfunds.com

William Blair & Company, L.L.C., Distributors

WILLIAM BLAIR FUNDS

SEMI-ANNUAL REPORT CLASS A, CLASS B, CLASS C

JUNE 30, 2005

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2005	William Blair Funds 1

Marco Hanig

A LETTER FROM THE PRESIDENT

Dear Shareholders:

After losses in the first quarter, stocks rebounded in the second quarter and were virtually flat for the first half of the year. The S&P 500 Index of large cap stocks closed at –0.81%, the Russell 2000 Index of small cap stocks at –1.25%, and the MSCI World ex-US Index of foreign stocks at 0.32%. Bonds did well, with the Lehman Intermediate Government/Credit Bond index up 1.58% despite rising interest rates.

While the market pretty much drifted sideways, it was not without surprises. International stocks were supposed to outperform US stocks, as the dollar was expected to continue to weaken in light of the chronic trade deficit. But when voters in France and the Netherlands rejected the European constitution, the US dollar strengthened by over 10% versus the Euro, offsetting the good performance of international stocks as measured in their local currencies. Also, three more hikes in short-term interest rates were expected to lead to negative returns for long-term bonds, but in fact long-term rates have actually decreased slightly, resulting in a relatively flat yield curve.

The final surprise was the relative performance of different asset classes. The expectation was that after several years where value had beaten growth and small cap had beaten large cap, the trend would reverse. What actually happened is that the race between the nine Morningstar style boxes was almost too close to call: the best asset class (Mid-cap Value, up 2.25%) was only about 4% ahead of the worst asset class (Large Cap Growth, down 1.78%), which is the smallest performance gap of the last five years. More generally, mid-cap was a modest winner over small and large, and value continued to edge growth.

Total Returns by Morningstar Fund Category

January 1 through June 30, 2005

	Value	Blend	Growth
Large Cap	0.39%	-0.60%	-1.78%
Mid Cap	2.25%	1.65%	0.05%
Small Cap	0.48%	0.21%	-1.50%

The relative returns for the William Blair Funds were mixed. The Small Cap Growth and Value Discovery Funds trailed their Morningstar peers in the first semester, in part because some large outflows put pressure on the values of their holdings. Details on each fund are provided in the respective portfolio manager discussions. The standout funds were the International Growth Fund, up 1.50% (Class A Shares) vs. –1.65% for Foreign Large Growth Morningstar peers, Tax-Managed Growth Fund, up 1.11% (Class A Shares) vs. –1.78% for Large Growth Morningstar peers, and Income Fund, up 1.27% (Class A Shares) vs. 0.94% for Short-term Bond Morningstar peers.

As always, we thank you for investing with us!

Marco Hanig

Please see page 3 for important performance disclosure information.

2 Semi-Annual Report	June 30, 2005

PERFORMANCE AS OF JUNE 30, 2005—CLASS A SHARES

	YTD	1 Yr	3 Yr	5 Yr	Since inception	Inception Date
Growth Fund	-6.37	0.59	2.77	-6.88	-1.64	10/19/99
Russell 3000® Growth	-1.88	1.90	7.56	-9.93	-4.02
Standard & Poor’s 500	-0.81	6.32	8.28	-2.37	0.64

Tax-Managed Growth Fund
Return before Taxes	-4.70	0.69	3.91	-3.79	-2.81	12/27/99
After Taxes on Distributions	-4.70	0.69	3.91	-3.79	-2.81
After Taxes on Distributions and Sale of Fund Shares	-5.07	-1.56	3.07	-3.38	-2.54
Russell 3000® Growth	-1.88	1.90	7.56	-9.93	-8.17

Large Cap Growth Fund	-7.42	-1.90	2.16	-10.66	-9.53	12/27/99
Russell 1000® Growth	-1.72	1.68	7.26	-10.36	-8.59

Small Cap Growth Fund	-9.64	3.09	17.18	12.09	19.27	12/27/99
Russell 2000® Growth	-3.58	4.29	11.37	-4.51	-2.86
The Small Cap Growth Fund’s performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Small-Mid Cap Growth Fund	-6.25	-0.60	—	—	3.72	12/29/03
Russell 2500TM Growth	-0.92	7.46	—	—	9.42

International Growth Fund	-4.34	10.02	10.61	1.23	7.50	10/21/99
MSCI All Country World Free Ex-US	0.32	16.95	14.08	0.76	2.93

International Equity Fund	-6.83	0.23	—	—	5.21	5/24/04
MSCI All Country World Free Ex-US.	0.32	16.95	—	—	20.47

Value Discovery Fund	-10.18	-4.49	3.65	9.37	12.08	11/2/99
Russell 2000®	-1.25	9.45	12.81	5.71	8.53
Russell 2000® Value	0.90	14.39	14.15	16.12	15.82

Income Fund	-0.75	2.33	3.35	5.38	5.47	10/25/99
Lehman Intermediate Govt./Credit Bond	1.58	4.77	5.08	6.87	6.70

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Returns shown reflect the effects of maximum sales loads. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class A shares are not available for sale.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and the after-tax returns for other classes will vary.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. ©William Blair & Company, L.L.C., distributor. 08/05.

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 3

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted a 6.37% decrease on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the six months ended June 30, 2005. By comparison, the Fund’s benchmarks, the Russell 3000® Growth Index decreased 1.88%, while the Standard & Poor’s 500 Index declined 0.81%.

What were the most significant factors impacting Fund performance?

In the first six months of 2005, value stocks outperformed growth stocks, as evidenced by the Russell 3000® Value Index up 1.69%, versus the 1.88% decline of the Russell 3000® Growth Index. Larger cap growth stocks outperformed their smaller cap counterparts, with the Russell 2000® Growth Index decreasing 3.58% and the Russell 1000® Growth Index down 1.72% for the year. Rising oil prices and continued monetary tightening by the Federal Reserve provided headwinds for companies in the first six months of 2005. Crude oil closed the first half of the year near $60 a barrel, which continues to put pressure on stocks reliant on the lower end consumer. Although Energy sector returns were strong, the relatively low weighting of this sector in the Russell 3000® Growth Index had a modest impact on Index’s overall results. Dissecting the period by quarter, growth-oriented issues began to show signs of strength particularly in May, as Technology issues and Biotech stocks took leadership from cyclical stocks that had done well in 2004, such as Materials and Industrial-related stocks.

What were among the best performing investments for the Fund?

One of the largest contributors to portfolio returns for the first half of 2005 was Health Care. Strong stock selection led to good results on both a relative and an absolute return basis for the portfolio. Alcon, Inc., a leader in the eye-care area, showed strong results buoyed particularly by the outlook for its Restor Lens interocular product. United Healthcare, a health care service provider, continued to be a top portfolio performer and a dominant player in its segment.

Technology stocks provided the strongest portfolio returns relative to the Russell 3000® Growth Index. Although overall returns in the portfolio were flat for the six months and negative in the benchmark, strength in the second quarter seems to indicate investors are warming to this sector. Digital Insight Corporation, a provider of outsourced on-line banking services to smaller financial institutions, experienced strong results after reporting double-digit earnings growth with strong margins and cash flows. Taiwan Semiconductor, the world’s largest contract chipmaker, had good stock appreciation after reporting strong results for 2004. Although 2005 will likely see a contraction in shipments due to client inventory issues, the outlook for 2006 remains strong.

What were among the weakest performing investments for the Fund?

Financial stocks suffered significantly during the first quarter, resulting in negative results for the first half of the year. With accounting concerns surrounding insurers such as AIG and

4 Semi-Annual Report	June 30, 2005

regulatory issues plaguing Fannie Mae, “collision avoidance” was key during the first quarter. In the second quarter, stock selection in certain areas of Financials was the key to success, particularly if spots were picked appropriately. While capital markets firms were leaders in the sector, Goldman Sachs Group, Inc. a portfolio holding, experienced a stock pullback due to lower trading volumes and hence smaller commissions.

Consumer Discretionary and Consumer Staples stocks showed weakness in the portfolio and the benchmark during the first six months, with two of the larger portfolio disappointments coming in these two areas. Harley-Davidson, Inc., a manufacturer of motorcycle equipment and accessories, experienced significantly weak operating earnings during the second quarter. Additionally, the company decreased its earnings outlook and reduced manufacturing plans for the next several quarters. The stock was sold out of the portfolio due to our concern that the motorcycle market is maturing at a rate faster than anticipated. Estee Lauder Companies, Inc. reported quarterly revenues in line with expectations, but fell short on their bottom line results. We continue to think the company will deliver improved longer term results, especially in the latter part of the year with the launch of the new fragrance lines.

What is your current outlook?

We postulated that 2005 would bring a deceleration in earnings growth, as the business cycle is advancing from a recovery stage into a more normalized growth phase. While companies experienced double digit earnings growth in the last several quarters, estimates for the second quarter through the last half of 2005 are closer to the mid to upper single digit range. The Federal Reserve’s posture indicates a likelihood that it will continue to raise interest rates to create a less stimulative monetary environment. Although consumers continue to show resilience, fueled by the strong real estate market and low mortgage rates, the combination of higher oil prices and interest rates will likely take a toll on spending at some point. Investors anticipated that cash-heavy corporations would probably initiate capital spending, but to date corporations have had greater interest in using cash to repurchase shares or increase dividends. All of these trends tend to be harbingers for a lower growth environment.

June 30, 2005	William Blair Funds 5

Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception
Class A	0.59%	2.77%	(6.88)%	(1.64	)%(a)
Class B	0.96	3.31	(6.88)	(3.31	)(b)
Class C	4.97	4.03	(6.47)	(2.96	)(b)
Russell 3000® Growth Index	1.90	7.56	(9.93)	(4.02	)(a)
				(5.46	)(b)
S&P Index	6.32	8.28	(2.37)	0.64	(a)
				(0.71	)(b)
(a)	For the period from October 19, 1999 to June 30, 2005.
(b)	For the period from November 2, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

6 Semi-Annual Report	June 30, 2005

Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—32.0%
*Accenture Ltd.†	199,085	$4,513
Adobe Systems Incorporated	125,590	3,594
Arm Holding plc—ADR	640,165	3,931
*Dell, Inc.	278,630	11,009
*Digital Insight Corporation	152,395	3,645
*EMC Corporation	451,395	6,189
First Data Corporation	203,440	8,166
*Jabil Circuit, Inc.	209,975	6,452
Linear Technology Corporation	106,035	3,890
Microchip Technology, Inc.	90,870	2,692
Paychex, Inc.	177,550	5,777
*PDF Solutions, Inc.	90,130	1,183
*ScanSoft, Inc.	799,620	3,023
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	748,812	6,829
*ValueClick, Inc.	307,765	3,795
*WebEx Communications, Inc.	148,330	3,917

		78,605

Health Care—29.5%
Alcon, Inc.†	60,170	6,580
Allergan, Inc.	48,335	4,120
*Amgen, Inc.	115,900	7,007
*Axcan Pharma, Inc.†	240,325	3,672
Eli Lilly & Company	86,310	4,808
*Express Scripts, Inc., Class “A”	86,560	4,326
*IDEXX Laboratories, Inc.	64,240	4,004
*Integra Lifesciences Holding Corporation	99,010	2,891
*Kyphon, Inc.	110,670	3,850
Medtronic, Inc.	183,615	9,510
*ResMed, Inc.	44,510	2,937
Sanofi-Aventis—ADR	180,655	7,405
UnitedHealth Group, Inc.	177,800	9,271
Valeant Pharmaceuticals International	113,310	1,998

		72,379

Industrials—11.4%
Corporate Executive Board Company	48,705	3,815
Danaher Corporation	202,331	10,590
*Education Management Corporation	151,165	5,099
Graco, Inc.	90,610	3,087
Knight Transportation, Inc.	218,240	5,310

		27,901

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—10.5%
*Bed, Bath & Beyond, Inc.	218,730	$9,138
*CarMax, Inc.	110,230	2,938
*Comcast Corporation, Class “A”	216,760	6,492
*Kohl’s Corporation	128,600	7,190

		25,758

Financials—6.2%
Goldman Sachs Group, Inc.	46,360	4,730
SEI Investments Company	140,435	5,245
SLM Corporation	102,585	5,211

		15,186

Consumer Staples—4.6%
Estee Lauder Companies, Inc.	130,205	5,095
PepsiCo, Inc.	116,215	6,268

		11,363

Materials—2.9%
Praxair, Inc.	153,630	7,159

Energy—1.5%
Suncor Energy, Inc.†	77,310	3,658

Total Common Stock—98.6% (cost $192,092)		242,009

Investment in Affiliate—0.4%
William Blair Ready Reserves	921,944	922

Total Investment in Affiliate (cost $922)		922

Short-Term Investments—0.3%
Prudential Funding Demand Note, VRN, 3.368%, due 7/1/05	$670,000	670

Total Short-Term Investments (cost $670)		670

Total Investments—99.3% (cost $193,684)		243,601
Cash and other assets, less liabilities—0.7%		1,699

Net assets—100.0%		$245,300

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 7

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Tax-Managed Growth Fund posted a –4.70% loss on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the six-months ended June 30, 2005. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index declined 1.88% and the Standard & Poor’s 500 Stock Index dropped 0.81%.

What were the most significant market factors impacting Fund performance?

Concerns that rising energy prices could dampen economic growth weighed on the equity markets during the first half of the year. In addition, indications early in the year that inflationary pressures had the potential to increase were worrisome to equity market participants.

Amid mounting concerns that corporate profits might slow, investors were also troubled by signs that the Federal Reserve’s campaign to raise short-term interest rates at a “measured” pace was not over. The Federal Reserve raised the federal funds rate on overnight loans once during the first quarter and twice during the second quarter, and investors grew increasingly concerned that the Fed was being overly cautious—and perhaps too restrictive—with its monetary policy.

What were among the best performing investments for the Fund?

Information Technology was the best-performing sector for the Fund for the first six months of 2005. The Fund was underweight the Russell 3000® Growth Index in terms of Information Technology exposure—at 17.1% versus 26.3% for the Index. However, our Information Technology stocks performed better, posting a 2.3% gain, as compared to a 5.6% decline for the stocks in the Russell 3000® Growth.

Energy was the second-best performing sector for the Fund. Our Energy sector exposure at 4.8% was more than double the weighting of the Russell 3000® Growth at 2.1%, and the Fund benefited from the positive performance of its Energy holdings.

Health Care was the third-best performing sector for the Fund during the first half of the year. More specifically, four of the top five-best performing investments for the Fund during the first six months were from the Health Care sector, and three of these companies—Genentech, Inc., Alcon, Inc. and St. Jude Medical, Inc.—deserve mention. Applications for Genentech’s cancer products—and their broader use for different types of cancers—look promising. Increased earnings estimates for the company during the second quarter reinforced our enthusiasm for this company. We especially favor this company because Genentech has an entire portfolio of products, compared to other biotechnology companies which may only have one drug either in test trials or to market. Alcon is a global leader in developing, manufacturing, and selling ophthalmology drugs, supplies, and surgical devices, and also sells consumer eye-care products

8 Semi-Annual Report	June 30, 2005

such as contact lens-cleaning solution. Alcon has a new drug for age-related macular degeneration, and the company’s stock responded favorably to news that its Phase 3 testing of this product was going well. As the aging segment of the population continues to grow, we expect the growth prospects for Alcon to be strong. St. Jude Medical manufactures cardiovascular medical devices, including the world’s most widely used mechanical heart valve. The firm’s cardiac care business benefited from the misfortune of Boston Scientific Corporation, which had announced a stent recall during the quarter.

What were among the weakest performing investments for the Fund?

Our Financial sector weightings were a material drag on performance during the first half of the year. Investors Financial Service Corporation was a weak performing investment for the Fund. The flattening interest rate yield curve resulting from the Federal Reserve’s short-term interest rate hikes has taken a bite out of Investors Financial’s earnings, as the short-term rates the company pays out have increased relative to the lower long term rates at which the company borrows money.

Another poor performing investment for the Fund was Valeant Pharmaceuticals International. Concerns arose that Phase 2 test trials for Valeant’s Viramidine drug for Hepatitis C were poorly designed by the company’s previous management, which led to speculation regarding the drug’s ability to be approved by the FDA. We nonetheless believe in this company, which has strong new management that has joined the firm from many of the top pharmaceutical companies from around the world. We are willing to withstand the short-term pain with the company’s share price because of this management, and because of Valeant’s promising portfolio of products which is in various stages of testing.

CarMax, Inc. also turned in a disappointing performance. Management lowered expectations for comparable store sales, and the downward guidance caused our investment in CarMax, Inc. to decline. Although we have begun to see greater volatility in comparable store sales from quarter to quarter—which impacts our valuation parameters for the stock—we still believe in this company, its business model and its excellent management.

What is your current strategy? How is the Fund positioned?

As we mentioned last quarter, interest rates have been edging up, turning what had been a favorable tailwind for equity investors into a headwind. We are thoughtfully navigating this market environment. We will continue to maintain our modest underweight in the Financial sector given the likelihood for additional “measured” interest rate increases by the Federal Reserve in the months ahead. Otherwise, we presently intend to maintain reasonable weightings in each sector and we are not currently inclined to significantly over- or under-weight any other particular area.

In addition, rising energy costs are expected to cause a slowdown in earnings growth among companies in the broad market as well as the nation’s Gross Domestic Product (GDP). However, it is also a market environment we believe should favor the type of companies we invest in—companies that demonstrate above-average earnings growth no matter what the economic climate.

As always, we will continue to focus on and emphasize high-quality names that we believe will serve our investors well.

June 30, 2005	William Blair Funds 9

Tax-Managed Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class A	0.69%	3.91%	(3.79)%	(2.81)%
Tax-Managed Growth Fund Class B	0.98	4.11	(3.79)	(2.87)
Tax-Managed Growth Fund Class C	4.98	5.17	(3.40)	(2.51)
Russell 3000® Growth Index	1.90	7.56	(9.93)	(8.17)
S&P Index	6.32	8.28	(2.37)	(2.09)
(a)	For the period from December 27, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

10 Semi-Annual Report	June 30, 2005

Tax-Managed Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Health Care—23.8%
Alcon, Inc.†	965	$106
*Amgen, Inc.	2,435	147
*Express Scripts, Inc., Class “A”	2,470	123
*Genentech, Inc.	1,800	145
IMS Health, Inc.	4,740	117
Pfizer, Inc.	5,325	147
*ResMed, Inc.	2,197	145
Sanofi-Aventis—ADR	2,480	102
*St. Jude Medical, Inc.	2,360	103
Stryker Corporation	1,230	58
Valeant Pharmaceuticals International	3,420	60
*Zimmer Holdings, Inc.	1,910	145

		1,398

Information Technology—17.4%
Arm Holdings plc—ADR	9,500	58
*CACI International, Inc., Class “A”	1,360	86
CDW Corporation	1,620	93
*EMC Corporation	6,590	90
First Data Corporation	2,900	116
*Intuit, Inc.	2,455	111
*Jabil Circuit, Inc.	3,545	109
Microchip Technology, Inc.	4,170	124
Paychex, Inc.	3,390	110
*ScanSource, Inc.	1,230	53
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	8,220	75

		1,025

Industrials—14.9%
*Apollo Group, Inc., Class “A”	750	59
C.H. Robinson Worldwide, Inc.	2,335	136
Danaher Corporation	3,020	158
Expeditors International of Washington	2,245	112
Fastenal Company	2,520	154
General Electric Company	3,355	116
Knight Transportation, Inc.	3,255	79
Pentair, Inc.	1,400	60

		874

Consumer Discretionary—13.8%
*Bed, Bath & Beyond, Inc.	2,070	87
*CarMax, Inc.	2,710	72
Dollar General Corporation	4,230	86
*eBAY, Inc.	1,720	57
*IAC InterActiveCorp	3,240	78
*Laureate Education, Inc.	1,250	60
Lowe’s Companies, Inc.	1,735	101
Time Warner, Inc.	4,530	76
*Univision Communications, Inc.	1,820	50
*Williams-Sonoma, Inc.	3,645	144

		811

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—8.2%
AFLAC, Inc.	1,390	$60
Ambac Financial Group, Inc.	1,450	101
American International Group	2,210	129
Investors Financial Service Corporation	2,240	85
Moody’s Corporation	2,430	109

		484

Consumer Staples—6.7%
Colgate-Palmolive Company	1,100	55
PepsiCo, Inc.	2,825	152
Walgreen Co.	2,365	109
Whole Foods Market, Inc.	680	80

		396

Materials—5.6%
Airgas, Inc.	5,550	137
Ecolab, Inc.	2,090	67
Praxair, Inc.	2,660	124

		328

Energy—5.5%
*Smith International, Inc.	950	61
Suncor Energy, Inc.†	5,580	264

		325

Total Common Stock—95.9% (cost $4,269)		5,641

Investment in Affiliate—3.0%
William Blair Ready Reserves	177,340	177

Total Investment in Affiliate (cost $177)		177

Short-Term Investments—3.4%
Prudential Funding Demand Note, VRN, 3.368%, due 7/1/05	$200,000	200

Total Short-Term Investments (cost $200)		200

Total Investments—102.3% (cost $4,646)		6,018
Liabilities, plus cash and other assets—(2.3)%		(134)

Net assets—100.0%		$5,884

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 11

John F. Jostrand

Norbert W. Truderung

James W. Golan

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted a –7.42% decrease on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, declined 1.72%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The broad domestic equity market showed mixed results for the first half of the year, with midcap value-oriented stocks having the best overall results, while growth-oriented issues were generally weak. Oil prices marched higher, and the Federal Reserve continued its tightening policy. With concerns about the potential for slowing earnings growth, investors rotated away from more cyclical issues such as Materials and Industrials, and began to show favor to Health Care and some select Technology stocks in the latter part of the second quarter.

What were among the best performing investments for the Fund?

The largest contributor to the portfolio during the year to date period on an absolute and relative basis was the Health Care sector. Alcon, a provider of eye care products, achieved strong results due to favorable outlook for its new Restor Lens product. This interocular device provides improved sight for both near and distance vision, and has proven to be a good option for patients with cataracts as well. The product received additional good news with the approval by Medicare for reimbursements, making the relatively expensive product available to a sizably larger market.

The Energy sector enjoyed the strongest absolute results during the first six months, boosted by oil rising to $60 per barrel. Although the returns were strong, the Energy weighting in both the benchmark and the portfolio was less than two percent. Nevertheless, Energy proved to be the second strongest performer in relative terms for the portfolio during the first six months. Suncor Energy Inc., an integrated energy company which has a proprietary method for extracting oil from the Canadian tar sands, enjoyed particularly strong returns during the quarter.

What were among the weakest performing investments for the Fund?

Industrial stocks detracted from overall portfolio results. This area showed significant weakness during the year to date period, as investors turned to stocks with less orientation to the recovery phase of the economic cycle. The portfolio’s relative overweight position to this area, combined with particularly soft performances by 3M Company and Danaher Corporation, contributed to weakness in overall portfolio returns.

12 Semi-Annual Report	June 30, 2005

Although stocks in the Consumer Discretionary sector held up well given the potential effects of rising oil prices and increasing interest rates, one of the largest disappointments during the first six months came in this area. Harley-Davidson, Inc., a manufacturer of motorcycle equipment and accessories, experienced significantly weak operating earnings during the second quarter. Additionally, the company decreased its earnings outlook and reduced manufacturing plans for the next several quarters. The stock was sold out of the portfolio due to our concern that the motorcycle market is maturing at a rate faster than anticipated.

What is your current outlook?

We postulated that 2005 would bring a deceleration in earnings growth, as the business cycle is advancing from a recovery stage into a more normalized growth phase. While companies experienced double digit earnings growth in the last several quarters, estimates for the second quarter through the last half of 2005 are closer to the mid to upper single digit range. The Federal Reserve’s posture indicates a likelihood that it will continue to raise interest rates to create a less stimulative monetary environment. Although consumers continue to show resilience, fueled by the strong real estate market and low mortgage rates, the combination of higher oil prices and interest rates will likely take a toll on spending at some point. Investors anticipated that cash-heavy corporations would probably initiate capital spending, but to date corporations have had greater interest in using cash to repurchase shares or increase dividends. All of these trends tend to be harbingers for a lower growth environment.

June 30, 2005	William Blair Funds 13

Large Cap Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class A	(1.90)%	2.16%	(10.66)%	(9.53)%
Large Cap Growth Fund Class B	(1.64)	2.37	(10.67)	(9.60)
Large Cap Growth Fund Class C	2.36	3.42	(10.34)	(9.26)
Russell 1000® Growth Index	1.68	7.26	(10.36)	(8.59)
(a)	For the period from December 27, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

14 Semi-Annual Report	June 30, 2005

Large Cap Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—29.2%
*Accenture, Ltd.†	11,865	$269
Adobe Systems Incorporated	4,570	131
*Dell, Inc.	10,890	430
*EMC Corporation	18,670	256
First Data Corporation	8,790	353
Intel Corporation	7,565	197
Linear Technology Corporation	7,475	274
Paychex, Inc.	6,480	211
Qualcomm Incorporated	2,410	80
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	33,432	305
*Yahoo!, Inc.	4,675	162

		2,668

Health Care—24.6%
Alcon, Inc.†	2,210	242
Allergan, Inc.	2,195	187
*Amgen, Inc.	4,285	259
*Boston Scientific Corporation	2,145	58
*Caremark Rx, Inc.	3,655	163
Eli Lilly & Company	2,965	165
Medtronic, Inc.	8,400	435
Pfizer, Inc.	7,200	198
Sanofi-Aventis—ADR	4,925	202
UnitedHealth Group, Inc.	6,525	340

		2,249

Industrials—12.6%
3M Company	3,680	266
*Apollo Group, Inc., Class “A”	2,535	198
Danaher Corporation	8,142	426
General Electric Company	7,635	265

		1,155

Consumer Discretionary—11.6%
*Bed, Bath & Beyond, Inc.	8,265	345
*Comcast Corporation, Class “A”	7,945	238
*Kohl’s Corporation	6,563	367
Nike, Inc., Class “B”	1,300	113

		1,063

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Staples—8.3%
Avon Products, Inc.	5,320	$201
PepsiCo, Inc.	4,185	226
Walgreen Co.	7,225	332

		759

Financials—4.6%
Goldman Sachs Group, Inc.	2,355	240
SLM Corporation	3,565	181

		421

Materials—2.9%
Praxair, Inc.	5,655	264

Energy—2.6%
Schlumberger Limited†	1,275	97
Suncor Energy, Inc.†	2,895	137

		234

Total Common Stock—96.4% (cost $7,855)		8,813

Investment in Affiliate—3.6%
William Blair Ready Reserves	329,775	330

Total Investment in Affiliate (cost $330)		330

Total Investments—100.0% (cost $8,185)		9,143
Liabilities, plus cash and other assets—0.0%		(1)

Net assets—100.0%		$9,142

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 15

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Small Cap Growth Fund posted a 9.64% decrease on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the Russell 2000® Growth Index, declined 3.58% during the period, while the Russell 2000® Index decreased 1.25%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Small cap growth stocks underperformed large cap stocks during the first six months of the year, as evidenced by the Russell 2000® Index (of small company stocks) return of -1.25% versus the Russell 1000® Index (of large company stocks) return of 0.11%. From a style perspective within the small cap space, value continued to outperform growth as the Russell 2000® Value Index returned 0.90%.

The financial markets were again faced with the backdrop of a rising interest rate environment and high energy prices during the first half of 2005. The Federal Reserve continued its tightening at a measured pace to take the target Federal Funds interest rate to 3.25% by the end of June. Crude oil closed the first half of the year near $60 a barrel and continues to be a headwind for investors’ outlook on the consumer. With these elevated energy prices, the Energy sector within the Russell 2000® Growth Index has sustained its strong performance in 2005 to date. Consumer Discretionary stocks also turned in positive results. On the other hand, Health Care stocks finished just in negative territory for the Russell 2000® Growth Index. The Information Technology sector once again produced negative results for the Russell 2000® Growth Index as it did in 2004. The Industrials and Materials sectors, after their strong performances in 2004, ended the first half of 2005 with negative returns within the Russell 2000® Growth Index. With respect to the Fund, Health Care, Industrials, Consumer Discretionary and Financials produced negative absolute returns while Information Technology and Energy saw positive results in absolute terms.

On a relative basis, our outperformance during the first quarter was more than offset by our underperformance during the second quarter to end the period down relative to the Russell 2000® Growth Index. There were a few dynamics that contributed to our relative performance during the first six months of the year. First, we had some fundamental disappointments. Stock selection in Health Care was a major detractor from relative performance. In addition to Health Care, stock selection in the Financials and Consumer Discretionary sectors were two other main sources of relative underperformance. Among the positive contributors to the Fund’s relative performance for the first six months of 2005 was stock selection within the Information Technology sector.

Another dynamic that added to the Fund’s underperformance, specifically during the second quarter, was client withdrawals. As a result, we were forced to raise cash in an already difficult small cap market during April and then again in May, which we believe put downward pressure on some of our portfolio holdings. From the end of the first quarter

16 Semi-Annual Report	June 30, 2005

through May 24, representing roughly the end of the liquidations and the trough in relative performance for the quarter, a substantial amount of the roughly 550 basis point underperformance came from our smaller market capitalization, and typically less liquid stocks. In the period from May 24 through the end of the quarter, after the liquidations were complete, we outperformed compared to the Index by over 300 basis points. While we are not satisfied with our underperformance in the second quarter, and therefore through the first six months of 2005, we feel a portion of this was due to short term dynamics and we remain positive on the positioning of the Fund.

What were among the weakest performing investments for the Fund?

Integra LifeSciences Holdings Corporation and Cell Therapeutics, Inc. were two stocks within Health Care that performed poorly. Integra LifeSciences, a medical products company, reported earnings below expectations and guided future earnings lower during May. We continue to hold the position as we expect Integra’s business momentum to reaccelerate. The small cap biotechnology industry experienced relatively weak returns during the first half of the year. Cell Therapeutics is one of the Fund’s biotechnology holdings that underperformed its peers in the quarter. The company announced negative data from a Phase III trial in the FDA approval process during the first quarter. We have since sold the position after subsequent data points dampened our outlook for the company’s prospects.

What were among the best performing investments for the Fund?

Two stocks that contributed to the Information Technology sector’s positive relative performance were Optimal Group, Inc. and Intermix Media, Inc. Optimal Group was our most significant contributor within our Information Technology holdings and in the Fund overall. Optimal Group, Inc. is an undiscovered transaction processing company. The stock appreciated through the first six months of the year as investors became increasingly aware of the company and its ability to execute fundamentally. Intermix Media, Inc. operates a network of unique websites that allow marketers to target hard-to-reach consumers. The company’s business is accelerating and the stock has responded accordingly.

What is your current outlook?

Looking forward, the markets will continue to face various headwinds. Year over year earnings comparisons are getting tougher after the strong double digit earnings growth rates witnessed in 2004. More companies are reigning in expectations as the ratio of negative to positive preannouncements was significantly higher during the second quarter of 2005 versus the year earlier period. There will be continued debate in regard to near record high energy prices and their effect on overall economic activity. With respect to interest rates, current consensus is for the Federal Reserve to raise rates another 25 basis points at its August meeting but beyond that investors differ on their expectations. Future data points on inflation, economic activity and employment will weigh in on the direction of interest rates so investors will be watching these statistics in anticipation of the Fed’s moves.

With the backdrop of slower yet more sustainable economic and corporate earnings growth rates, we anticipate a stock picker’s market. Our bottom up, fundamental quality growth philosophy of selecting companies with durable business franchises and consistent earnings streams should position the Fund well in this type of environment.

June 30, 2005	William Blair Funds 17

Small Cap Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class A	3.09%	17.18%	12.09%	19.27%
Small Cap Growth Fund Class B	3.54	17.90	12.31	19.47
Small Cap Growth Fund Class C	7.53	18.62	12.55	19.54
Russell 2000® Growth Index	4.29	11.37	(4.51)	(2.86)
Russell 2000® Index	9.45	12.81	5.71	6.59
(a)	For the period from December 27, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

18 Semi-Annual Report	June 30, 2005

Small Cap Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—30.2%
*AMIS Holdings, Inc.	1,126,040	$15,021
ARM Holdings, plc—ADR	1,511,435	9,280
*Blackbaud, Inc.	493,782	6,666
*DSP Group, Inc.	323,020	7,711
*Euronet Worldwide, Inc.	290,184	8,436
*Intermix Media, Inc.	558,228	4,672
*Internet Capital Group, Inc.	466,363	3,418
*Intrado, Inc.	652,664	9,764
*J2 Global Communications, Inc.	189,169	6,515
*Kanbay International, Inc.	494,320	11,424
*Lionbridge Technologies, Inc.	1,916,651	12,995
*Macrovision Corporation	317,400	7,154
*Open Solutions, Inc.	223,442	4,538
*OPNET Technologies, Inc.	822,590	6,663
*Optimal Group, Inc.†	928,807	15,000
*PDF Solutions, Inc.	921,372	12,088
*Plexus Corporation	482,606	6,868
*ScanSoft, Inc.	2,312,750	8,742
*Ultimate Software Group, Inc.	754,863	12,380
*ValueClick, Inc.	1,269,797	15,657
*Volterra Semiconductor Corporation	525,570	7,826
*WebEx Communications, Inc.	520,160	13,737
*Workstream, Inc.†	2,736,960	4,921

		211,476

Consumer Discretionary—19.4%
*4 Kids Entertainment, Inc.	464,245	9,229
*Century Casinos, Inc.	844,596	6,351
*Cumulus Media, Inc., Class “A”	686,895	8,092
*Insight Enterprises, Inc.	626,240	12,637
*Jarden Corporation	268,650	14,486
*Laureate Education, Inc.	406,177	19,440
*Life Time Fitness, Inc.	52,900	1,736
*Lions Gate Entertainment Corporation†	1,282,915	13,163
Nautilus Group, Inc.	238,909	6,809
*Scientific Games Corporation, Class “A”	222,507	5,992
*Shuffle Master, Inc.	249,376	6,990
Speedway Motorsports, Inc.	189,280	6,920
Strayer Education, Inc.	72,095	6,219
*ValueVision Media, Inc., Class “A”	751,690	9,028
*WMS Industries, Inc.	246,585	8,322

		135,414

Industrials—16.1%
*Coinstar, Inc.	552,347	12,533
*Comfort Systems USA, Inc.	1,230,365	8,096
*Corrections Corporation of America	233,310	9,157
*Educate, Inc.	413,818	5,855
*Electronic Clearing House	598,262	5,205
*FirstService Corporation†	411,025	8,208
*Frozen Food Express Industries, Inc.	284,466	3,220
*Hudson Highland Group, Inc.	466,235	7,269
*Huron Consulting Group, Inc.	341,789	8,049
*Kforce, Inc.	1,475,315	12,481

Issuer	Shares	Value

Common Stocks—(continued)
Industrials—(continued)
*Labor Ready, Inc.	533,241	$12,430
*Marten Transport, Ltd.	235,680	4,947
*Providence Service Corporation	283,873	7,048
*TRM Copy Centers Corporation	495,191	8,329

		112,827

Health Care—13.4%
*Allied Healthcare International	1,586,937	11,235
*Amicas, Inc.	1,576,102	7,140
*Axcan Pharma, Inc.†	565,955	8,648
*Barrier Therapeutics, Inc.	434,323	3,444
*Connectics Corporation	409,500	7,223
*Integra Lifesciences Holdings Corporation	368,240	10,752
*Kensey Nash Corporation	271,020	8,196
*LifeCell Corporation	208,715	3,300
*Martek Biosciences Corporation	196,738	7,466
*Matria Healthcare, Inc.	275,183	8,869
*Sangamo Biosciences, Inc.	531,005	1,896
*Santarus, Inc.	848,685	3,480
*Telik, Inc.	487,560	7,928
*Zila, Inc.	1,530,641	4,378

		93,955

Energy—6.8%
*ATP Oil and Gas Corporation	312,481	7,312
*Gasco Energy Inc.	2,401,050	8,884
*Grey Wolf, Inc.	1,430,573	10,601
*InterOil Corporation†	156,075	4,242
OMI Corporation	454,770	8,645
*Remington Oil and Gas Corporation	218,943	7,816

		47,500

Consumer Staples—4.0%
*Elizabeth Arden, Inc.	459,900	10,757
Nu Skin Enterprises, Inc.	341,390	7,955
*Usana Health Services, Inc.	214,545	9,075

		27,787

Financials—4.0%
*Affiliated Managers Group, Inc.	186,685	12,756
ECC Capital Corporation	1,090,485	7,262
*First Cash Financial Services, Inc.	360,309	7,700

		27,718

Materials—1.5%
Airgas, Inc.	413,280	10,196

Total in Common Stock—95.4% (Total cost $557,100)		666,873

Investment in Affiliate—0.9%
William Blair Ready Reserves	6,242,722	6,243

Total Investment in Affiliate (cost $6,243)		6,243

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 19

Small Cap Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Short-Term Investments—2.9%
American Express Demand Note, VRN, 3.164%, due 7/1/05	$10,046,000	$10,046
Prudential Funding Demand Note, VRN, 3.368%, due 4/1/05	10,046,000	10,046

Total Short-Term Investments (cost $20,092)		20,092

Total Investments—99.2% (cost $583,435)		693,208
Cash and other assets, less liabilities—0.8%		5,911

Net assets—100.0%		$699,119

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

20 Semi-Annual Report	June 30, 2005

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund posted a –6.25% decrease on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the Russell 2500® Growth Index, declined 0.92% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Small to mid cap stocks outperformed large cap stocks through the first six months of the year, as evidenced by the Russell 2500® Growth Index’s return of –0.92%, versus the Russell 1000® Growth Index return of –1.72%. From a style perspective within the small to mid cap space, value continued to outperform growth as the Russell 2500® Value Index returned 3.09%.

The financial markets were again faced with the backdrop of a rising interest rate environment and high energy prices during the first half of 2005. The Federal Reserve continued its tightening at a measured pace, taking the target Federal Funds interest rate to 3.25% by the end of June. Crude oil closed the first half of the year near $60 a barrel and continues to be a headwind for investors as they consider the outlook for consumer spending.

With the elevation in energy prices, the Energy sector within the Russell 2500® Growth Index has sustained strong returns in 2005 to date. Consumer Discretionary stocks also turned in positive results while Health Care stocks finished just in positive territory in the Russell 2500® Growth Index. The Information Technology sector once again produced negative returns for the first half of the year in the Russell 2500® Growth Index as it did in 2004. The Industrials and Materials sectors, after their strong performances in 2004, also turned in negative returns within the Russell 2500® Growth Index. With respect to the Fund, Healthcare, Industrials and Financials produced negative absolute returns, while Information Technology, Consumer Discretionary and Energy saw positive results.

A few dynamics occurred during the first six months of the year that affected our relative performance. Stock selection in the Information Technology sector was the largest source of outperformance. Being underweight in the Financials sector during the first six months of the year outweighed poor stock selection in the sector.

What were among the best performing investments for the Fund?

Jabil Circuit, Inc. in the electronics manufacturing services (EMS) business was a strong contributor to the Fund’s performance in the first half of the year. Jabil Circuit, Inc. distinguishes itself with a customer-centric approach that delivers higher service levels and superior financial performance relative to its competition. The stock benefited as earnings estimates were taken up during the first quarter. The stock continued to move higher after the

June 30, 2005	William Blair Funds 21

company released earnings and guidance in June. We remain positive on the long-term prospects for the company. Ultimate Software Group, Inc. is another company in the Information Technology sector that delivered strong appreciation in the first six months of the year. The company provides innovative web-based payroll services. Customers indicate that the programs are easy to use, flexible in managing complex payroll accounting issues, and competitively priced. The company has gained attention from other growth managers and research analysts as the company transitioned to profitability.

What were among the weakest performing investments for the Fund?

One of the underperformers in the Financials sector was East West Bancorp, a bank focused on the Chinese-American market in California. There was a general market sell off, in the second quarter in part due to increased competition in their region. Finally, negative stock selection in the Consumer Discretionary space was a detractor from relative performance. Strayer Education, a post-secondary educator primarily targeting working adults, was one of the underperformers in the sector. The company’s first quarter earnings disappointed investors as new student enrollment came in below expectations. We feel this was a short term problem that they will resolve.

What is your current outlook?

Looking forward, the markets will continue to face various headwinds. Year over year earnings comparisons are getting tougher after the strong double digit earnings growth rates witnessed in 2004. More companies are reigning in expectations as the ratio of negative to positive pre-announcements was significantly higher during the second quarter of 2005 versus the year earlier period. There will be continued debate in regard to near record high energy prices and their effect on overall economic activity. Future data points on inflation, economic activity and employment will weigh in on the direction of interest rates so investors will be watching these statistics in anticipation of the Fed’s moves in the coming months.

With the backdrop of slower yet more sustainable economic and corporate earnings growth rates, we anticipate a stock picker’s market. We believe that our bottom-up, fundamental quality growth philosophy of selecting companies with durable business franchises and consistent earnings streams should position the Fund well in this type of environment.

22 Semi-Annual Report	June 30, 2005

Small-Mid Cap Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005 reflecting the maximum sales load

	Year	Since Inception(a)
Small-Mid Cap Growth Fund Class A	(0.60)%	3.72%
Small-Mid Cap Growth Fund Class B	(0.28)	4.55
Small-Mid Cap Growth Fund Class C	3.72	7.07
Russell 2500® Growth Index	7.46	9.42
(a)	For the period from December 29, 2003 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

June 30, 2005	William Blair Funds 23

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—27.6%
*AMIS Holdings, Inc.	60,800	$811
CDW Corporation	21,700	1,239
*Fiserv, Inc.	30,200	1,297
*Intrado, Inc.	37,170	556
*Intuit, Inc.	39,000	1,759
*Iron Mountain, Inc.	37,850	1,174
*J2 Global Communications, Inc.	31,800	1,095
*Jabil Circuit, Inc.	41,900	1,288
Microchip Technology, Inc.	49,900	1,478
*OPNET Technologies, Inc.	44,900	364
*PDF Solutions, Inc.	48,500	636
*Ultimate Software Group, Inc.	44,600	731
*ValueClick, Inc.	86,500	1,067
*WebEx Communications, Inc.	38,800	1,025
Xilinx, Inc.	14,200	362

		14,882

Industrials—22.8%
*Beacon Roofing Supply, Inc.	24,603	647
C.H. Robinson Worldwide, Inc.	10,000	582
Cintas Corporation	16,100	622
*Coinstar, Inc.	42,505	964
Corporate Executive Board Company	17,700	1,386
*Corrections Corporation of America	19,000	746
Expeditors International of Washington	24,600	1,225
Fastenal Company	32,100	1,966
*Kforce, Inc.	54,765	463
Knight Transportation, Inc.	44,800	1,090
MSC Industrial Direct Company, Inc., Class “A”	17,740	599
Pentair, Inc.	29,100	1,246
*Robert Half International, Inc.	30,800	769

		12,305

Consumer Discretionary—20.4%
*Bed, Bath and Beyond, Inc.	36,400	1,521
*CarMax, Inc.	30,000	799
*Getty Images, Inc.	10,600	787
*Jarden Corporation	4,100	221
*Lamar Advertising Company, Class “A”	20,600	881
*Laureate Education, Inc.	38,749	1,855
*Life Time Fitness, Inc.	8,400	276
*O’Reilly Automotive, Inc.	42,300	1,261
*Shuffle Master, Inc.	24,100	676
Strayer Education, Inc.	6,300	543
*Tractor Supply Company	17,400	854
*Williams-Sonoma, Inc.	32,300	1,278

		10,952

*Non-income producing securities

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—16.1%
*Connetics Corporation	44,118	$778
*Express Scripts, Inc.	29,900	1,495
*IDEXX Laboratories, Inc.	10,800	673
*Integra LifeSciences Holdings Corporation	27,840	813
*Kensey Nash Corporation	20,800	629
*Kinetic Concepts, Inc.	7,000	420
*Kyphon, Inc.	32,000	1,113
*Medicines Company	21,500	503
*Patterson Companies, Inc.	14,400	649
*ResMed, Inc.	15,400	1,016
*Telik, Inc.	37,300	607

		8,696

Energy—4.4%
*Smith International, Inc.	25,200	1,605
XTO Energy Corporation	21,700	738

		2,343

Materials—2.1%
Airgas, Inc.	45,100	1,113

Consumer Staples—1.3%
Estee Lauder Companies, Inc.	18,600	728

Financials—1.2%
East West Bancorp, Inc.	19,600	658

Total in Common Stock—95.9% (Total cost $48,243)		51,677

Investment in Afiliate—2.3%
William Blair Ready Reserves	1,223,517	1,224

Total Investment in Affiliate (cost $1,224)		1,224

Short-Term Investments—2.7%
American Express Demand Note, VRN, 3.164%, due 4/1/05	$1,468,000	1,468

Total Short-Term Investments (cost $1,468)		1,468

Total Investments—100.9% (cost $50,935)		54,369
Liabilities, plus cash and other assets—(0.9)%		(488)

Net assets—100%		$53,881

See accompanying Notes to Financial Statements.

24 Semi-Annual Report	June 30, 2005

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted a –4.34% decline (Class A Shares reflecting the impact of the maximum sales load) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World (Free) except US Index, rose 0.32%.

What were the most significant factors impacting international markets during the first six months of the year?

The largely flat return of international equity markets during the first six months of 2005 masked volatile monthly results. Emerging markets and small cap stocks were the strongest international equity market performers at the beginning of the year, extending their dominance from 2004. This trend reversed in March and April as inflation fears and concerns about the impact of high energy and commodity prices on global growth resulted in investors reducing their risk positions. After the mid period pause, markets rebounded in May and June, as sectors such as Telecommunication Services underperformed relative to Health Care, Energy and Information Technology. Materials also was a negative performer during the second quarter as concerns about excess supply and falling demand for commodities rippled through the market. Overall, emerging markets were the strongest region during the six month period, returning 6.26% during the period, while small cap stocks outpaced their larger cap counterparts, returning 4.39%. The Europe Australia and Far East Index fell 0.85% during same time period.

During the first six months of 2005, the US dollar appreciated versus most currencies, with the largest appreciation versus the Euro, where it appreciated approximately 10%. Despite this appreciation, international markets extended their gains over the US as the MSCI All Country World (Free) except US Index returned 0.32%, while the S&P 500 Index declined 0.81%.

What factors were behind the Fund’s performance versus the benchmark?

While the Fund slightly lagged the broad index benchmark during the first quarter, it outperformed both broad and growth benchmarks during the six month period, due to strong second quarter results as the market focused on fundamentals. Year to date relative performance was driven by strong stock selection across most regions and sectors, coupled with emerging markets and small cap exposures and stock selection. Somewhat mitigating this performance was stock selection in the Western Hemisphere, in addition to Information Technology and Consumer Discretionary exposures and a lower Energy weighting versus the Index.

What is your current outlook?

The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China’s imports may be receding into the background as other cyclical forces begin to edge growth higher.

June 30, 2005	William Blair Funds 25

Evidence from a number of sources—including recent purchasing managers’ index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit growth (in Europe)—suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the US or elsewhere. Household spending in China and other emerging markets have remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

What is your current strategy? How is the Fund positioned?

As of June 30, the Fund maintains its overweighting in emerging markets relative to the Index, and is now near a market weight in Europe ex-UK, largely through the addition of Health Care and Information Technology companies to the portfolio during the quarter. From a sector perspective, the portfolio maintains its largest relative weightings in Consumer Discretionary, Information Technology and Health Care, and has its smallest relative weightings in Energy, Materials, and Financials. These weightings are largely the result of the Advisor’s bottom up, fundamental quality growth discipline, which are also supported by the Advisor’s strategic viewpoint.

26 Semi-Annual Report	June 30, 2005

International Growth Fund

Performance Highlights

Average Annual Total Return at 6/30/2005 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception
International Growth Fund Class A	10.02%	10.61%	1.23%	7.50	%(a)
International Growth Fund Class B	10.91	11.17	1.29	6.94	(b)
International Growth Fund Class C	14.91	11.97	1.66	7.16	(b)
MSCI All Country World Free Ex-US Index	16.95	14.08	0.76	2.93	(a)
				2.37	(b)
Lipper International Index	13.45	11.16	(0.19)	—
(a)	For the period from October 21, 1999 to June 30, 2005.
(b)	For the period from November 2, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

June 30, 2005	William Blair Funds 27

International Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—36.6%
Austria—2.0%
Erste Bank Der Oester (Banking)	621,500	$31,007
*Raiffeisen International Bank (Banking)	534,500	33,839

		64,846

Belgium—0.2%
Colruyt S.A.(Mass market distribution)	47,800	6,506

Finland—0.3%
Nokian Renkaat Oyj (Automotive)	561,000	10,214

France—10.5%
April Group S.A. (Insurance brokers)	231,643	7,196
BNP Paribas (Banking)	889,700	60,668
Essilor International (Health care supplies)	430,600	29,321
Hermes International SCA (Apparel and luxury goods)	159,500	32,094
*JC Decaux (Media)	1,467,660	37,071
Klepierre (Real estate)	102,500	9,744
*Nexity (Real estate management)	246,100	9,493
*Orpea (Hospital and nursing management)	403,853	17,897
Sanofi-Avenits (Pharmaceuticals)	998,500	81,643
Technip-Coflexip S.A. (Construction)	376,860	17,456
Vinci S.A.(Construction)	339,400	28,160
Zodiac S.A. (Aerospace and defense)	280,600	15,030

		345,773

Germany—7.8%
AWD Holdings AG (Financial services)	341,500	14,304
Bijou Brigitte (Fashon jewelry accessories)	47,422	8,530
Celesio AG (Pharmaceuticals)	393,780	30,845
Continental AG (Diversified manufacturing)	463,600	33,188
Did Deutscher Industrie Svc (Commercial services)	226,461	9,647
E.ON AG (Energy)	709,600	62,892
GFK AG (Commercial services)	250,948	9,876
Rational AG (Business equipment)	56,400	6,059
SAP AG (Software)	394,700	68,173
Stada Arzneimittel AG (Pharmaceuticals)	356,800	13,024

		256,538

Greece—1.8%
Coca-Cola Hellenic Bottling S.A. (Beverages)	456,671	12,364
EFG Eurobank (Banking)	638,400	19,608
National Bank of Greece (Banking)	795,420	26,911

		58,883

Ireland—1.9%
Anglo Irish Bank plc (Finance)	2,253,400	27,852
*Grafton Group plc (Wholesale distributors)	1,133,900	13,109
Kingspan Group plc (Construction)	1,144,000	13,427
United Drug plc (Pharmaceuticals)	1,778,300	7,624

		62,012

Italy—1.0%
Credito Emiliano SpA (Banking)	1,167,400	11,822
Hera SpA (Electric services)	4,468,176	12,421
Pirelli & C Real Estate SpA (Real estate development)	165,752	9,910

		34,153

Issuer	Shares	Value

Common Stocks—Europe—36.6%—(continued)
Netherlands—1.1%
*Axalto (Business equipment)	283,200	$8,515
*Pyaterochka Holdings GDR (Food and retail)	859,200	12,372
*Tomtom NV (Computer software)	686,300	15,041

		35,928

Norway—1.1%
Statoil Asa (Oil and gas)	1,802,600	36,661

Spain—1.4%
Grupo Ferrovial S.A. (Industrial services)	283,500	18,212
*Industria De Textile (Retail trade)	1,043,000	26,758

		44,970

Sweden—1.3%
*Capio AB (Health care)	480,800	7,071
Clas Ohlson AB (Retail)	385,400	6,907
*Modern Times Group (Television)	53,000	1,619
Scania AB (Vehicles and equipment)	753,900	27,740

		43,337

Switzerland—6.2%
*Actelion (Biotechnology)	153,500	15,918
*Kudelski S.A. (Telecommunication equipment)	75,200	2,738
Nobel Biocare Holdings AG (Medical equipment and supplies)	75,350	15,238
Phonak Holdings AG (Hearing technology)	316,300	11,825
Roche Holdings AG (Health care)	782,600	98,600
UBS AG (Banking)	758,300	59,026

		203,345

United Kingdom—11.1%
BG Group plc (Industrial services)	8,912,500	73,143
*Burren Energy plc (Energy)	1,025,826	12,262
*Cairn Energy plc (Petroleum refining)	727,200	17,512
Capita Group plc (Commercial services)	4,527,480	29,757
Carnival plc (Hotels, restaurants and leisure activities)	711,860	40,346
Intertek Group (Diversified commercial services)	879,305	11,029
MAN Group plc (Finance)	513,800	13,270
*Michael Page International (Personnel services)	3,394,200	12,264
Next plc (Multiline retail)	738,400	19,893
Northgate (Vehicles and equipment)	551,600	8,959
Reckitt Benckiser plc (Household products)	1,017,700	29,883
Standard Chartered plc (Banking)	876,300	15,959
Tesco plc (Food retail)	12,167,300	69,290
Ultra Electronic Holdings plc (Electronic products)	778,000	11,195

		364,762

Canada—5.4%
*Alimentation Couche-Tard—Class “B” (Food retail)	662,100	10,094
Canadian National Railway Company (Railroads)	680,200	39,176

See accompanying Notes to Financial Statements.

28 Semi-Annual Report	June 30, 2005

International Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Canada—5.4%—(continued)
Four Seasons Hotel, Inc. (Hotels)	462,600	$30,503
Manulife Financial Corp. (Life and health insurance)	676,900	32,273
*Research in Motion Ltd. (Wireless telecommunication)	393,400	28,905
Ritchie Brothers Auctioneers, Inc. (Buisness services)	133,000	5,127
*Rona, Inc. (Building materials)	727,100	14,623
Shoppers Drug Mart Corp. (Retail trade)	490,700	16,994

		177,695

Japan—17.5%
Aeon Credit Service Co., Ltd. (Consumer finance)	272,200	16,996
Aeon Mall Co., Ltd. (Real estate)	436,400	15,307
Arnest One Corp. (Real estate)	372,900	8,924
Askul Corporation (Retail trade)	173,900	10,173
Canon, Inc. (Office electronics)	1,213,500	63,634
*Chiyoda Corp. (Construction)	1,704,600	21,031
Chugai Pharmaceutical Company (Pharamceuticals)	2,648,600	40,802
Honeys Company, Ltd. (Luxury goods)	118,500	3,713
Hoya Corporation (Electronic technology)	367,000	42,183
ITO EN, Ltd. (Beverages)	206,000	10,566
Keyence Corporation (Electronic technology)	98,660	22,004
Nakanishi Inc. (Medical specialties)	99,400	10,013
Neomax Co., Ltd. (Electronic equipment and instruments)	409,400	9,019
Nidec Corporation (Electronic technology)	255,000	26,892
Nitori Company Ltd. (Specialty stores)	165,260	11,831
Nitto Denko Corporation (Electronic technology)	409,800	23,360
NIWS Company, Ltd. (Computer integration)	4,300	5,637
Orix Corporation (Consumer finance)	315,900	47,191
Park 24 Co., Ltd. (Commercial services)	549,200	10,854
Point Inc. Ltd. (Apparel and footwear retail)	340,900	13,349
Ryohin Keikaku Co. Ltd. (Retail stores)	336,200	16,564
Sharp Corp. (Electronics)	5,286,700	82,299
Shimamura Company Ltd. (Retail stores)	149,900	12,627
*Shinsei Bank, Ltd. (Banking)	3,107,000	16,682
Sparks Asset Management Co. (Financial)	3,254	6,787
Sundrug Co., Ltd. (Drug stores)	235,900	9,277
Yamada Denki Company (Retail trade)	372,800	21,418

		579,133

Emerging Asia—8.0%
India—3.1%
Bharat Forge Ltd. (Machinery)	404,648	13,246
*Bharti Tele-Ventures (Wireless telecommunication services)	4,088,400	22,815
HDFC Bank (Banking)	1,240,400	17,970
Housing Development Finance Corp. (Financial services)	1,105,900	22,439
Infosys Technologies, Ltd. (Consulting and software services)	467,024	25,309

		101,779

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.0%—(continued)
Indonesia—0.6%
*Bank Rakyat Indonesia (Banking)	35,399,500	$10,500
Bank Danamon (Commercial banks)	15,989,500	8,265

		18,765

Malaysia—0.3%
*Airasia Bhd (Air transport)	22,532,200	9,709
Transmile Group Bhd (Airport development and maintence)	328,900	916

		10,625

South Korea—1.3%
Samsung Electronics Co. (Semiconductors)	93,600	44,350

Taiwan—2.7%
Hon Hai Precision Industry (Computers)	9,985,312	51,765
*Mediatek Inc. (Semiconductors and equipment)	2,845,000	24,571
Novatek Microelectronics (Semiconductors and equipment)	3,051,000	13,012

		89,348

Asia—7.8%
Australia—3.9%
BHP Billiton Ltd. (Diversified resources)	2,429,200	33,142
Billabong International Ltd. (Apparel and luxury goods)	2,097,700	21,664
Macquarie Bank, Ltd. (Financial services)	785,800	35,583
Sigma Company, Ltd. (Medical distributors)	1,960,633	13,766
Toll Holdings, Ltd. (Trucking)	2,341,800	23,195

		127,350

Hong Kong—3.0%
China Insurance International (Insurance)	20,893,438	7,703
Cnooc Ltd. (Oil and gas)	34,037,000	20,172
Esprit Holdings Ltd. (Apparel, footwear and retail)	3,268,000	23,566
*Foxconn International (Manufacturing services)	21,885,000	16,334
*Lifestyle International Holdings Ltd. (Specialty retail)	2,850,000	4,680
Techtronic Industries Co. (Consumer durables)	10,216,200	25,749

		98,204

Singapore—0.9%
Capitaland, Ltd. (Real estate operations)	17,308,000	24,395
Osim International Ltd. (Consumer sundries)	7,746,200	4,911

		29,306

Emerging Latin America—5.2%
Brazil—0.7%
Gol Linhas Aereas Int S.P—ADR (Air transport)	310,600	9,337
*Natura Cosmeticos S.A. (Cosmetics)	474,300	15,046

		24,383

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 29

International Growth Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.2%— (continued)
Chile—1.4%
Banco Santander SP—ADR (Banking)	448,200	$14,477
Cencosud S.A.—ADR 144A (Retail stores)	695,330	17,487
Lan Chile S.A.—ADR (Airlines)	426,600	14,910

		46,874

Columbia—0.2%
Bancolombia S.A.—ADR (Commercial Banks)	497,400	7,953

Mexico—2.9%
America Movil S.A. (Communications)	8,178,600	24,378
*Consorcio Ara Sa De Cv (Construction)	2,013,300	6,954
*Corporacion Geo Sa De Cv (Real estate)	5,963,800	15,057
Grupo Aeroportuario—ADR (Transportation)	345,800	11,014
*Urbi Desarrollos Urbanos S.A. (Household durables)	2,697,800	14,818
Walmart de Mexico (Retail trade)	6,015,300	24,432

		96,653

Emerging Europe, Mid-East, Africa—3.1%
Egypt—1.1%
Orascom Contruction Industry (Construction)	649,241	18,416
*Orascom Telecommunication Holding GDR (Telecommunications)	367,200	18,466

		36,882

Hungary—0.6%
OTP Bank (Banking)	550,700	18,626

Romania—0.1%
Romanian Development Bank (Commercial banks)	3,036,500	4,538

South Africa—0.8%
Edgars Consolidated Stores (Apparel, footwear and retail)	315,763	13,707
*MTN Group Ltd. (Telecommunication services)	2,164,400	14,339

		28,046

Turkey—0.5%
*Turkiye Garanti Bankasi A.S. (Banking)	3,848,500	16,414

Total Common Stock— 94.7% (cost $2,486,838)		3,124,852

Preferred Stock
Brazil—2.1%
Banco Itau Holding (Banking)	158,810	29,409
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	897,200	41,168

Total Preferred Stock—2.1% (cost $55,493)		70,577

Investment in Affiliate—0.6%
William Blair Ready Reserves Fund	20,000,318	20,000

Total Investments in Affiliate (cost $20,000)		20,000

Issuer	Principal Amount	Value

Short-Term Investments—2.2%
American Express Demand Note, VRN, 3.164% due 7/1/05	$36,110,000	$36,110
Prudential Funding Demand Note, VRN, 3.368% due 7/1/05	36,217,000	36,217

Total Short-term Investments (cost $72,327)		72,327

Total Investments—99.6% (cost $2,634,658)		3,287,756
Cash and other assets, less liabilities—0.4%		12,844

Net assets—100.0%		$3,300,600

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

All securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, are fair valued pursant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	28.4%
Japanese Yen	18.1%
British Pound Sterling	11.4%
Swiss Franc	6.4%
Canadian Dollar	5.4%
Australian Dollar	4.0%
United States Dollar	3.5%
Indian Rupee	3.2%
Hong Kong Dollar	3.1%
Taiwan Dollar	2.8%
Mexico Nuevo Peso	2.7%
Brazilian Real	2.7%
South Korean Won	1.4%
Swedish Krona	1.4%
Norwegian Krone	1.2%
All other currencies	4.3%

100.0%

See accompanying Notes to Financial Statements.

30 Semi-Annual Report	June 30, 2005

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform during the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Equity Fund posted a –6.83% decrease (Class A Shares reflecting the impact of the maximum sales load) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World (Free) except US Index, rose 0.32%.

What were the most significant factors impacting international markets during the first six months of the year?

The largely flat return of international equity markets during the first six months of 2005 masked volatile monthly results. Emerging markets and small cap stocks were the strongest international equity market performers at the beginning of the year, extending their dominance from 2004. This trend reversed in March and April as inflation fears and concerns about the impact of high energy and commodity prices on global growth resulted in investors reducing their risk positions. After the mid period pause, markets rebounded in May and June, as sectors such as Telecommunication Services underperformed relative to Health Care, Energy and Information Technology. Materials also was a negative performer during the second quarter as concerns about excess supply and falling demand for commodities rippled through the market. Overall, emerging markets were the strongest region during the six month period, returning 6.26% during the period, while small cap stocks outpaced their larger cap counterparts, returning 4.39%. The Europe, Australia and Far East Index fell 0.85% during same time period.

During the first six months of 2005, the US dollar appreciated versus most currencies, with the largest appreciation versus the Euro, where it appreciated approximately 10%. Despite this appreciation, international markets extended their gains over the US as the MSCI All Country World (Free) except US Index returned 0.32%, while the S&P 500 Index declined 0.81%.

What factors were behind the Fund’s performance versus the benchmark?

While the Fund significantly outperformed the broad and growth index benchmarks during the second quarter, it lagged the broad benchmark during the six month period, due to first quarter results. The Fund’s quality growth discipline, which manifested itself in the overweighted allocation in Information Technology and Consumer sectors at the expense of Materials and Energy during the first quarter, hampered results. Somewhat mitigating this performance was strong stock selection across sectors and regions during the second quarter, coupled with positive results from emerging markets exposure.

What is your current outlook?

The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China’s imports may be receding into the background as other cyclical forces begin to edge growth higher.

June 30, 2005	William Blair Funds 31

Evidence from a number of sources—including recent purchasing managers’ index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit growth (in Europe)—suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the US or elsewhere. Household spending in China and other emerging markets has remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

What is your current strategy? How is the Fund positioned?

As of June 30, the Fund maintains its overweighting in emerging markets relative to the Index, and is now overweighted in Europe ex-UK, largely through the addition of Health Care and Technology companies to the portfolio during the quarter. From a sector perspective, the portfolio maintains its largest relative weightings in Consumer Discretionary, Information Technology and Health Care, and has its smallest relative weightings in Materials, Telecommunication Services and Financials. These weightings are largely the result of the Advisor’s bottom up, fundamental quality growth discipline, which are also supported by the Advisor’s strategic viewpoint.

32 Semi-Annual Report	June 30, 2005

International Equity Fund

Performance Highlights

Average Annual Total Return at 6/30/2005 reflecting the maximum sales load

	1 Year	Since Inception(a)
International Equity Fund Class A	0.23%	5.21%
International Equity Fund Class B	0.50	6.62
International Equity Fund Class C	4.50	10.11
MSCI All Country World Free Ex-US	16.95	20.47
(a)	For the period from May 24, 2004 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Equity Fund in terms of investment approach.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

June 30, 2005	William Blair Funds 33

International Equity Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—38.5%
Austria—0.8%
Erste Bank Der Oester (Banking)	3,975	$198

Finland—1.9%
Nokia, Inc. (Electronic technology)	26,000	432

France—10.2%
BNP Paribas (Banking)	8,200	559
Essilor International (Health care supplies)	2,800	191
Hermes International SCA (Apparel and luxury goods)	1,380	278
*JC Decaux (Media)	7,250	183
Sanofi-Aventis (Pharmaceuticals)	10,515	860
Vinci S.A. (Construction)	3,400	282

		2,353

Germany—9.3%
Celesio AG (Pharmaceuticals)	4,905	384
Continental AG (Diversified manufacturing)	5,275	378
E.ON AG (Energy)	6,680	592
SAP AG (Software)	4,600	794

		2,148

Greece—2.0%
Coca-Cola Hellenic Bottling S.A. (Beverages)	2,950	80
EFG Eurobank (Banking)	6,120	188
National Bank of Greece (Banking)	5,620	190

		458

Ireland—0.8%
Anglo Irish Bank plc (Finance)	15,160	187

Nethrelands—0.4%
*Qiagen, Inc. (Health care)	8,700	101

Norway—2.0%
Statoil ASA (Oil and gas)	22,500	458

Spain—1.7%
Grupo Ferrovial S.A. (Industrial services)	1,800	116
Industria De Textile (Retail trade)	10,900	280

		396

Sweden—0.6%
*Capio AB (Health care)	3,400	50
Scania AB (Electronic technology)	2,800	103

		153

Switzerland—8.8%
Nobel Biocare Holding AG (Medical equipment and supplies)	490	99
Roche Holdings AG (Health care)	7,120	897
SGS SA (Industrials)	200	137
Synthes, Inc. (Health care)	3,060	335
UBS AG (Banking)	7,155	557

		2,025

United Kingdom—11.5%
BG Group plc (Industrial services)	98,950	812
Capita Group plc (Commercial services)	36,600	241
Carnival plc (Hotels, restaurants and leisure activities)	6,640	376
MAN Group plc (Finance)	3,550	92

Issuer	Shares	Value

Common Stocks—United Kingdom—11.5%—(continued)
Next plc (Multiline retail)	6,880	$185
Reckitt Benckiser plc (Household products)	11,300	332
SAB Miller (Beverages)	800	12
Tesco plc (Food retailer)	105,200	599

		2,649

Japan—15.2%
Askul Corporation (Retail trade)	1,200	70
Canon, Inc. (Office electronics)	12,800	671
*Chiyoda Corporation (Construction )	11,000	136
Denso Corporation (Auto parts manufacturing)	16,000	363
Hoya Corporation (Electronic technology)	2,400	276
Keyence Corporation (Electronic technology)	900	201
Nidec Corporation (Electronic technology)	1,600	169
Nitto Denko Corporation (Electronic technology)	2,700	154
Orix Corporation (Consumer finance)	3,200	478
Sharp Corporation (Electronics)	42,400	660
*Shinsei Bank, Ltd. (Banking)	34,500	185
Yamada Denki Co. Ltd. (Retail trade)	2,700	155

		3,518

Canada—4.1%
Canadian National Railway Co. (Railroads)	4,400	254
Manulife Financial Corporation (Life and health insurance)	9,800	467
*Research in Motion Ltd. (Wireless telecommunication)	1,550	114
Shoppers Drug Mart Corporation (Retail trade)	3,100	107

		942

Asia—6.6%
Australia—3.8%
BHP Billiton Ltd. (Diversified resources)	15,300	209
Macquarie Bank, Ltd. (Financial services)	11,200	507
Toll Holdings, Ltd. (Trucking)	16,400	162

		878

Hong Kong—2.8%
Cnooc Ltd. (Oil and gas)	226,300	134
Esprit Holdings Ltd. (Apparel, footwear and retail)	34,000	245
Techtronic Industries Co. (Consumer durables)	106,300	268

		647

Emerging Asia—8.2%
India—2.8%
*Bharti Tele-Ventures (Wireless telecommunication services)	41,000	229
HDFC Bank (Banking)	8,950	129
Infosys Technologies Ltd. (Consulting and software services)	5,180	281

		639

South Korea—2.1%
*Kookmin Bank (Banking)	2,500	113
Samsung Electronics Co. (Semiconductors)	770	365

		478

See accompanying Notes to Financial Statements.

34 Semi-Annual Report	June 30, 2005

International Equity Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Asia—8.2%—(continued)
Taiwan—3.3%
Hon Hai Precision Industry Corp. (Computers)	90,000	$467
*Mediatek, Inc. (Electronic technology)	35,000	302

		769

Emerging Latin America—1.8%
Mexico—1.8%
America Movil S.A. (Communications)	70,900	211
Walmart de Mexico (Retail trade)	52,900	215

		426

Emerging Europe, Mid-East, Africa—2.6%
Hungary—0.7%
OTP Bank (Banking)	5,010	169

South Africa—1.9%
Sasol ASA (Energy)	8,499	230
Standard Bank Group Ltd. (Banking)	20,763	201

		431

Total Common Stock—88.5% (cost $19,846)		20,455

Preferred Stocks
Brazil—2.7%
Banco Itau SA (Banking)	1,000	185
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	9,300	427

Total Preferred Stocks—2.7% (cost $536)		612

Investment in Affiliate—3.0%
William Blair Ready Reserves Fund	689,496	689

Total Investment in Affiliate (cost $689)		689

Short-Term Investments—5.6%
American Express Demand Note, VRN, 3.164%, due 7/1/05	$739,000	739
Prudential Funding Demand Note, VRN, 3.368%, due 7/1/05	563,000	563

Total Short-term Investments (cost $1,302)		1,302

Total Investments—99.8% (cost $22,373)		23,058
Cash plus other assets, less liabilities—0.2%		46

Net assets—100.0%		$23,104

*Non-income producing securities

VRN = Variable Rate Note

All securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	29.8%
Japanese Yen	16.7%
British Pound Sterling	12.6%
Swiss Franc	9.6%
Canadian Dollar	4.5%
Australian Dollar	4.2%
Taiwan Dollar	3.7%
Hong Kong Dollar	3.0%
Indian Rupee	3.0%
Brazilian Real	2.9%
South Korean Won	2.3%
Norwegian Krone	2.2%
Mexico Nuevo Peso	2.0%
South African Rand	2.0%
Hungarian Forint	0.8%
Swedish Krona	0.7%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 35

David S. Mitchell

Mark T. Leslie

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals—”broken stocks not broken companies.”

PORTFOLIO MANAGER ADDITION

Mark T. Leslie, CFA, joined the firm on July 25, 2005 as Co-Manager of the William Blair Value Discovery Team and separately managed small-cap value accounts. Mark Leslie joins David S. Mitchell, CFA, who has been a Portfolio Manager of Value Discovery Fund since 1996.

A 15-year veteran of the investment industry, Mark has a broad range of experience in the small- and mid-capitalization value equity portfolio management and buy-side research with US Bancorp Asset Management and sell-side research with Dain Bosworth, Inc. (now RBC Capital Markets), prior to joining William Blair & Company.

Mark received his BS from the Whittemore School of Business and Economics at the University of New Hampshire, Durham.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a –10.18% decrease on a total return basis (Class A Shares reflecting the impact of the maximum sales load) during the six months ended June 30, 2005. By comparison, the Russell 2000® Value Index, gained 0.90%, while the Russell 2000® Index declined 1.25%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

After being the largest contributor to performance during the first quarter, the Financial Services sector was the largest detractor from performance during the second quarter. Conversely, following a tough first quarter, the Producer Durables sector posted solid gains during the second quarter. Additionally, the Consumer Discretionary sector showed signs of improvement.

Generally speaking, Technology stocks have underperformed since their strong showing in 2003. Within the sector, communication-related stocks detracted from both the benchmark and the Fund during the first half of the year.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

High energy prices drove the Energy sector to lead performance in both the Fund and the benchmark. Good stock selection within the Energy sector contributed to Fund performance during the year to date period as evidenced by Forest Oil Corporation (an oil and gas company) which was the largest single contributor to performance during the first half of the year.

36 Semi-Annual Report	June 30, 2005

The Consumer Discretionary sector was the second best contributor year to date. Restoration Hardware, Inc., a retailer of home furnishings and decorative products, was the Fund’s top performer in the Consumer Discretionary sector. Restoration Hardware’s stock price advanced as investors gained confidence in the new management team’s ability to execute their business strategy. The shares of Nautilus Group, Inc., a designer and manufacturer of fitness products, were boosted by strong sales, new product development, and continued progress in the retail distribution channel.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

The Technology sector was the most significant detractor from performance during the first six months of 2005. Carrier Access Corporation, a manufacturer of broadband access equipment, was the biggest disappointment turning out weak results due to delays in capital spending within the communications segment of the sector. Borland Software Corporation, a provider of software deployment solutions designed to accelerate the application development lifecycle, missed earnings due to weaker than expected revenues in Europe. Overland Storage, Inc., a provider of data backup and recovery solutions, also detracted from performance citing weak demand for tape backup solutions and increasing competitive pricing pressure.

The Health Care sector also detracted from performance during the first half of the year most of which occurred during the first quarter. Albany Molecular Research and Discovery Partners, both are providers of outsourcing and research solutions to the pharmaceutical industry, posted disappointing results driven by weaker than expected demand and higher than expected costs. Both stocks were sold during the first quarter.

What is your current strategy? How is the Fund positioned?

We remain true to our philosophy and investment discipline. We appreciate your confidence in us and thank you for investing in the Fund.

June 30, 2005	William Blair Funds 37

Value Discovery Fund

Performance Highlights

Average Annual Total Return at 6/30/2005 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception
Value Discovery Fund Class A	(4.49)%	3.65%	9.37%	12.08	%(a)
Value Discovery Fund Class B	(4.38)	4.01	9.52	12.17	(a)
Value Discovery Fund Class C	(0.38)	4.92	9.81	12.24	(b)
Russell 2000® Index	9.45	12.81	5.71	8.53	(a)
				8.51	(b)
Russell 2000® Value Index	14.39	14.15	16.12	15.82	(a)
				15.75	(b)
(a)	For the period from November 2, 1999 to June 30, 2005.
(b)	For the period from November 3, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Index is the Fund’s primary benchmark. The Russell 2000® Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

38 Semi-Annual Report	June 30, 2005

Value Discovery Fund

Portfolio of Investments, June 30, 2005 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financial Services—30.3%
*AmericanWest Bancorporation	88,895	$1,773
AmerUs Group, Class “A”	62,925	3,024
Astoria Financial Corporation	71,390	2,032
Donegal Group, Inc., Class “A”	103,651	2,069
Equity Inns, Inc.	204,409	2,719
Flagstar Bancorp, Inc.	245,438	4,646
*Franklin Bank Corporation	151,760	2,847
*Jones Lang LaSalle, Inc	47,700	2,110
*KMG America Coporation	230,345	2,290
*Meadowbrook Insurance Group, Inc.	402,820	2,111
National Financial Partners Corporation	52,070	2,038
Ryder System, Inc.	52,265	1,913
*Seabright Insurance Holdings, Inc.	191,470	2,188
*United Rentals, Inc.	139,675	2,823
Winston Hotels, Inc.	186,905	2,104

		36,687

Consumer Discretionary—21.3%
*BJ’s Wholesale Club, Inc.	110,025	3,575
*Casual Male Retail Group, Inc.	340,600	2,490
*Coinstar, Inc.	114,870	2,606
*Elizabeth Arden, Inc.	223,145	5,219
*K2, Inc.	162,285	2,058
Nautilus Group, Inc.	72,865	2,077
*Navigant International, Inc.	152,515	2,241
*Restoration Hardware, Inc.	409,444	3,349
*Teletech Holdings, Inc.	269,600	2,197

		25,812

Producer Durables—14.1%
*Artesyn Technologies, Inc.	378,974	3,297
*Belden, Inc.	142,584	3,023
General Cable Corporation	332,845	4,936
*LTX Corporation	533,575	2,646
*Spatialight, Inc.	564,667	3,202

		17,104

Technology—15.7%
*Anixter International, Inc.	92,675	3,445
*Borland Software Corporation	453,660	3,112
*Carrier Access Corporation	532,770	2,568
*Overland Storage, Inc.	159,835	1,525
*Plexus Corporation	146,300	2,082
*SPSS, Inc.	165,326	3,176
*Tier Technologies, Inc., Class “B”	364,587	3,073

		18,981

Materials and Processing—7.6%
Jacuzzi Brands, Inc.	222,348	2,386
Polyone Corporation	457,485	3,028
Spartech Corporation	105,415	1,876
Watsco, Inc.	43,865	1,869

		9,159

*Non-income producing

**Fair Valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holding represents 0.90% of the Fund’s net assets at June 30, 2005.

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Other Energy—5.8%
*Forest Oil Corporation	92,125	$3,869
*Grey Wolf, Inc.	217,460	1,611
St Mary Land & Exploration Company	54,785	1,588

		7,068

Autos and Transportation—4.9%
BorgWarner, Inc.	52,355	2,810
*SCS Transportation, Inc.	175,405	3,122

		5,932

Health Care—6.0%
*Encore Medical Corporation	667,440	3,704
*Par Pharmaceutical Companies, Inc.	111,235	3,539

		7,243

Utilities—3.3%
Atmos Energy Corporation	138,965	4,002

Consumer Staples—1.6%
*Hain Celestial Group, Inc.	101,743	1,984

Total Common Stock—110.6% (cost $109,459)		133,972

Convertible Bonds—0.9%
Midwest Express Holdings, 6.750%, due 10/01/08**	$2,157,000	1,031

Total Convertible Bonds (cost $2,157)		1,031

Investment in Affiliate—0.9%
William Blair Ready Reserves Fund	1,058,707	1,059

Total Investment in Affiliate (cost $1,059)		1,059

Short-Term Investments—0.7%
Prudential Funding Demand Note, VRN, 3.368%, due 7/1/05	$809,000	809

Total Short-Term Investments (cost $809)		809

Total Investments—113.1% (cost $113,484)		136,871
Liabilities, plus cash and other assets—(13.1)%		(15,806)

Net assets—100.0%		$121,065

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 39

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in high-grade intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a –0.75% loss on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the six months ended June 30, 2005. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 1.58%, while the Fund’s peer group, the Morningstar Short-term Bond Category, increased 0.94%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Interest rates were the most significant factor impacting Fund performance during the first half of the year.

The Federal Reserve raised the federal funds rate on overnight loans between banks by 0.25% three times during the first half of the year, on March 22, May 3, and June 30—from 2.50% to 3.25%. The rate increase on the last day of the second quarter was the ninth since June, 2004.

The yield curve flattening trend, which began in 2004, remained in place. The short end of the yield curve continued to underperform, with the yields on 2-year Treasury notes rising 0.57% during the first half of the year. However, the long-end of the yield curve, as indicated by yields on 10-year Treasury securities, declined by 0.30%.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

One of our primary strategies during the first quarter was to tilt the Fund toward higher credit quality securities, as we did not believe risk premiums adequately compensated us for investing in corporate bonds—especially in lower-rated securities.

For example, we reduced our holdings in BBB-rated corporate securities from 9.7% at the end of the fourth quarter of 2004 to 6.6% at the end of March, reinvesting proceeds in U.S. Treasury and Agency securities.

However, we generally evaluated risks on a security-by-security basis, and did not believe what was happening in the marketplace was part of a larger industry “contagion,” affecting all corporate issues. By the end of the second quarter, our holdings of BBB-rated securities stood at 7.3%.

And although the mortgage-backed and asset-backed securities sectors have not had an especially noteworthy year, the Fund benefited from its holdings of these defensive income-producing securities.

On balance, we would describe the changes in the portfolio on a year-to-date basis as incremental transactions.

40 Semi-Annual Report	June 30, 2005

What were among the weakest performing investments for the Fund?

Corporate bonds had a difficult first quarter, which continued into April before conditions finally stabilized somewhat. The majority of the damage in the Corporate Bond market came in late March with a profit warning from General Motors. GM lowered first quarter and full year earnings guidance dramatically. The rating agencies weighed in with either a downgrade or potential action. Given GM’s very large weighting in the corporate bond indexes, the news and rating action created significant concern and concomitant increases in risk premiums in auto credits as well as other BBB names.

We had reduced our holding in GM in early March, as well as our position of Cox Communications (Baa3/BBB-). We further reduced credit exposure in late March with the sale of the remainder of our GM position, and partial sales in Sprint (Baa3/BBB-) and Weyerhaeuser (Baa2/BBB).

What is your current strategy? How is the Fund positioned?

With further interest rate hikes anticipated by the Federal Reserve, we believe that the interest rate yield curve should continue to flatten. We have the Fund positioned defensively, attempting to minimize exposure to interest rates. Although our forecast is for rates to increase, good (modest) longer-term inflation fundamentals and solid foreign demand for U.S. debt securities should keep our domestic rates from rising dramatically.

As we have stated, given our concerns regarding valuations and potential threats to fundamentals, we currently have a bias toward upgrading portfolio credit quality and being judicious in our use of BBB-rated names. In structure, our view on interest rates will likely lead us to continue to emphasize coupon and income-producing securities which produce generous cash flow. These securities should provide “extension” protection, and allow us to reinvest at higher yields of rates move higher during the next stages of the Fed’s tightening cycle.

We continue to favor being defensive and emphasizing non-Treasury sectors. Our enthusiasm for maintaining this strategy will be driven by future changes in valuations and fundamentals.

June 30, 2005	William Blair Funds 41

Income Fund

Performance Highlights

Average Annual Total Return at 6/30/2005 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception(a)
Income Fund Class A	2.33%	3.35%	5.38%	5.47	(a)%
Income Fund Class B	1.62	3.30	5.01	4.88	(b)
Income Fund Class C	2.50	3.29	4.99	4.81	(c)
Lehman Intermediate Government Credit Bond Index	4.77	5.08	6.87	6.70	(a)
				6.60	(b)
				6.59	(c)
(a)	For the period from October 25, 1999 to June 30, 2005.
b)	For the period from November 2, 1999 to June 30, 2005.
(c)	For the period from November 3, 1999 to June 30, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2005. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

42 Semi-Annual Report	June 30, 2005

Income Fund

Portfolio of Investments, June 30, 2005 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—48.8%
U.S. Treasury—7.3%
U.S. Treasury Note, 6.500%, due 2/15/10	$12,792	$14,275
U.S. Treasury Note, 4.750%, due 5/15/14	7,950	8,436

Total U.S. Treasury Obligations	20,742	22,711

Government National Mortgage Association (GNMA)—2.8%
#780405, 9.500%, due 11/15/17	971	1,060
#589335, 6.500%, due 10/15/22	2,703	2,837
#357322, 7.000%, due 9/15/23	247	262
#616250, 6.000%, due 2/15/24	2,385	2,469
#2002-48, Tranche 0B, 6.000%, due 5/16/30	1,837	1,868

Total Government National Mortage Association	8,143	8,496

Small Business Administration—0.0%
Receipt for Multiple Originator Fees, #3, 0.713%, due 11/01/08 (Interest Only) WAC	—	50

Federal Home Loan Mortgage Corp. (FHLMC)—15.4%
FDIC REMIC Trust, 96-C1, 7.250%, due 5/25/26	516	516
#1417, Tranche SA, 15.598%, due 11/15/07	828	895
#G10067, 7.000%, due 1/1/08	614	632
#G10147, 8.500%, due 2/1/08	162	167
#1601, Tranche PJ, 6.000%, due 10/15/08, VRN	2,024	2,064
#1612, Tranche SE, 8.100%, due 11/15/08, VRN	968	1,003
# E80050, 6.000%, due 10/1/09	905	933
#G90028, 7.000%, due 5/15/09	604	625
#G90019, 7.500%, due 12/15/09	714	746
7.000%, due 3/15/10	5,825	6,570
#E65418, 7.000%, due 8/1/10	511	526
#G10457, 7.000%, due 2/1/11	675	707
#E00436, 7.000%, due 6/1/11	659	690
#G10708, 6.500%, due 8/1/12	391	407
#E91999, 5.000%, due 10/1/12	1,317	1,334
#G11218, 7.000%, due 10/1/12	213	223
#E96147, 5.000%, due 5/1/13	1,986	2,012
#E95846, 4.500%, due 5/1/13	1,539	1,535
#G10839, 5.500%, due 10/1/13	1,788	1,837
#E72924, 7.000%, due 10/1/13	1,693	1,772
#E00639, 5.000%, due 3/1/14	2,230	2,270
#E81908, 8.500%, due 12/1/15	211	228
#G11688, 7.00%, due 2/1/16	1,191	1,263
#G90022, 8.000%, due 9/17/16	988	1,054
#G11486, 7.500%, due 4/1/17	1,605	1,698
#E90398, 7.000%, due 5/1/17	1,916	2,005
#M30028, 5.500%, due 5/1/17	538	557
#G11549, 7.000%, due 7/1/17	1,371	1,435
#G30254, 6.500%, due 5/1/19	3,612	3,761
#G30255, 7.000%, due 7/1/21	1,271	1,343
#G90027, 6.000%, due 11/15/17	2,108	2,177
#C67537, 9.500%, due 8/1/21	357	389

Issuer	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G30243, 6.000%, due 12/1/21	$2,636	$2,721
#G21, Tranche J, 6.250%, due 8/25/22	15	15
#A45790, 7.500%, due 5/1/35	1,558	1,669

Total FHLMC Mortgage Obligations	45,539	47,779

Federal National Mortgage Association (FNMA)—23.3%
#545560, 8.000%, due 5/1/07	666	690
#1992-192, Tranche SC, 8.641%, due 11/25/07, VRN	518	530
#93-196, Tranche SA, 17.800%, due 10/25/08, VRN	718	805
#1993-221, Tranche SG, 9.030%, due 12/25/08, VRN	483	496
#765396, 5.500%, due 1/1/09	506	517
#695512, 8.000%, due 9/1/10	783	830
#725479, 8.5%, due 10/1/10	1,345	1,417
#255056, 5.000%, due 11/1/10	2,563	2,590
6.250%, due 2/1/11	6,725	7,369
#313816, 6.000%, due 4/1/11	783	810
#577393, 10.000%, due 6/1/11	386	421
#577395, 10.000%, due 8/1/11	1,141	1,247
#254705, 5.500%, due 3/1/13	2,373	2,442
#254788, 6.500%, due 4/1/13	796	834
#725315, 8.000%, due 5/1/13	1,237	1,320
#190539, 6.000%, due 1/1/14	622	643
#806463, 7.000%, due 3/1/14	1,424	1,492
#593561, 9.500%, due 8/1/14	521	567
#567027, 7.000%, due 9/1/14	2,346	2,458
#567026, 6.500%, due 10/1/14	2,384	2,483
#458124, 7.000%, due 12/15/14	722	752
#598453, 7.000%, due 6/1/15	853	890
#555747, 8.000%, due 5/1/16	840	897
#735569, 8.000%, due 10/1/16	4,382	4,677
#725410, 7.500%, due 4/1/17	1,963	2,077
#643217 , 6.500%, due 6/1/17	449	467
# 682075, 5.500%, due 11/1/17	1,379	1,417
#251960, 6.000%, due 9/1/18	929	959
#662925, 6.000%, due 12/1/17	2,342	2,431
#740847, 6.000%, due 10/1/18	1,861	1,925
#735367, 6.000%, due 3/1/22	3,609	3,723
#735574, 8.00%, due 3/1/22	1,511	1,643
#458147, 10.000%, due 8/15/20	1,381	1,552
#735104, 7.000%, due 5/1/22	3,869	4,097
#725927, 7.000%, due 8/1/22	3,078	3,255
#735137, 6.500%, due 11/1/22	2,017	2,100
#1993-19, Tranche SH, 11.233%, due 4/25/23, VRN	11	17
#254797, 5.000%, due 6/1/23	2,352	2,372
#806458, 8.00%, due 6/1/28	1,989	2,144
#797846, 7.000%, due 3/1/32	3,342	3,538
#654674, 6.500%, due 9/1/32	462	480
#733897, 6.500%, due 12/1/32	721	754

Total FNMA Mortgage Obligations	68,382	72,128

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 43

Income Fund

Portfolio of Investments, June 30, 2005 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Collateralized Mortgage Obligations—23.2%
Security National Mortgage Loan Trust, 2002-2, Tranche M2, 6.460%, due 8/25/08*	A+	$ 2,500	$ 2,487
GRP Real Estate Asset Trust, 2004-1, 3.96%, due 3/25/09*	A	132	133
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA	1,935	1,926
Cityscape Home Equity Loan Trust, 1997-4, Tranche M2, 8.210%, due 10/25/18	A-	950	960
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA	1,900	1,968
RALI, 2004-QS16, Tranche 2M1, 5.000%, due 12/25/19	AA	1,806	1,807
RALI, 2004-QS16, Tranche 2M3, 5.00%, due 12/15/19	BBB	305	298
Countrywide, 2001-HLV1, Tranche B1, 9.885%, due 5/10/22	BBB	2,320	2,318
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A	718	717
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA	531	531
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A2	445	444
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24	A2	171	171
GMAC Mortgage Corporation Loan Trust, 2000-CL1, Tranche B, 9.000%, due 6/25/26	A	133	133
CIT Group Home Equity Loan Trust, 98-1 M2, 6.720%, due 9/15/27	A2	1,135	1,136
Green Tree Home Improvement Loan Trust, 1998-E, Tranche HEM2, 7.270%, due 6/15/28	A+	5,025	5,055
Bear Stearns ABS, 2001-A, Tranche M1, 7.540%, due 2/15/31	A	2,700	2,787
Delta Funding Home Equity Loan Trust, 2000-4, Tranche M1, 7.150%, due 2/15/31	AA	3,000	3,069
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 2/25/31	A	1,319	1,369
Countrywide, 2000-2, Tranche MF2, 9.000%, due 6/25/31	A2	466	469
IMSA, 2001-5, Tranche M1, 7.250%, due 8/25/31	AAA	2,222	2,260
Conseco Finance, 2001-B, Tranche 1M1, 7.272%, due 6/15/32	AA	2,255	2,296
Credit Suisse First Boston, 2002-22, Tranche 2M2, 6.500%, due 6/25/32	A	3,041	3,096
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 06/25/32*	A	1,600	1,582
Credit Suisse First Boston, 2001—HE30, Tranche MF2, 7.760%, due 7/25/32	A+	2,557	2,610
Structured Assets Security Corporation, 2002-17, Tranche B3, 6.079%, due 9/25/32, VRN	BBB	1,945	1,940

Issuer	NRSRO Rating	Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
LSSCO, 2004-2, Tranche M1, 5.578%, due 2/28/33, VRN*	AA	$ 2,322	$ 2,333
LSSCO, 2004-2, Tranche M2, 5.578%, due 2/28/33, VRN*	A	1,780	1,778
ABFS, 2002-2, Tranche A-7, 5.215%, due 7/15/33, VRN	AAA	389	396
ABFS, 2002-3, Tranche M1, 5.402%, due 9/15/33, VRN	AA	1,500	1,507
Residential Asset Mortgage Prouducts, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	A	2,200	2,244
ACE, 2004-SD1, Tranche M3, 6.064%, due 11/25/33, VRN	BBB	2,099	2,022
Residential Asset Mortgage Products, 2003-RS11, Tranche MI1, 5.597%, due 12/25/2033	AA	2,400	2,449
GRP Real Estate Asset Trust, 2004-2, Tranche A, 4.210%, due 7/25/34*	A	2,598	2,598
FHASI, 2004-AR4, Tranche 3A1, 4.625%, due 8/25/34	AAA	1,916	1,911
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A	2,200	2,164
GRP Real Estate Asset Trust, 2005-1 Tranche A, 4.850%, due 1/25/35*	A	2,744	2,742
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	1,475	1,473
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB	950	948
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2B, 6.500%, due 6/25/35	AAA	3,385	3,526
Blackrock Capital Finance, 1997-R1 WAC, 7.826%, due 3/25/37, VRN*	AAA	523	538
ACE, 2005-SN1, Tranche M1, 5.520%, due 11/25/39, VRN	AA+	1,075	1,086
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A+	625	632

Total Collateralized Mortgage Obligations		71,292	71,909

Corporate Obligations—27.0%
Block Financial Corporation, 8.500%, due 4/15/07	BBB+	2,699	2,890
Mellon Bank NA, 7.375%, due 5/15/07	A+	2,125	2,242
Applied Materials, Inc., 6.750%, due 10/15/07	A-	2,850	2,992
Amgen Inc., 6.500%, due 12/01/07	A+	1,000	1,054
DaimlerChrysler NA Holdings, 4.750%, due 1/15/08	A3	2,650	2,660
Wells Fargo Company, 3.500%, due 4/4/08	AA-	2,425	2,385
CIT Group Inc., 3.375%, due 4/1/09	A	2,550	2,464
Philips Petroleum, 8.750%, due 5/25/10	A-	3,575	4,259

See accompanying Notes to Financial Statements.

44 Semi-Annual Report	June 30, 2005

Income Fund

Portfolio of Investments, June 30, 2005 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Residential Capital Corporation, 6.375%, due 6/30/10	BBB	$ 2,900	$ 2,914
Household Finance Corporation, 8.000%, due 7/15/10	A	2,425	2,798
Boeing Capital Corporation, 7.375%, due 9/27/10	A	2,524	2,887
Sprint Capital Corp., 7.625%, due 1/30/11	BBB	2,000	2,284
Countrywide Financial Corp., 4.000%, due 3/22/11	A	2,675	2,580
Time Warner, Inc., 6.750%, due 4/15/11	BBB+	1,900	2,106
Morgan Stanley, 6.750%, due 4/15/11	A+	3,350	3,709
Goldman Sachs Group, Inc., 6.600%, due 1/15/12	A+	3,025	3,362
Lehman Brothers Holdings, Inc. 6.625%, due 1/18/12	A	2,650	2,960
National Rural Utility Cooperative, 7.250%, due 3/1/12	A	3,000	3,478
GE Capital Corporation, 6.000%, due 6/15/12	AAA	2,625	2,863
Citigroup, Inc. 5.625%, due 8/27/12	A+	2,650	2,830
SLM Corporation, 5.125%, due 8/27/12	A	2,025	2,094
Verizon Global Funding Corporation, 7.375%, due 9/1/12	A+	2,650	3,096
Cox Communications,Inc., 7.125%, due 10/1/12	BBB-	2,425	2,719
IBM Corporation, 4.750%, due 11/29/12	A+	3,350	3,424
Ohio Power Company, 5.500%, due 2/15/13	A3	1,900	2,007
Comcast Cable Communcations, Inc., 8.375%, due 3/15/13	BBB+	2,000	2,439
Altria Group, Inc., 7.00%, due 11/4/13	BBB	2,180	2,440
American Movil SA, 5.500%, due 3/1/14	A3	2,000	2,000
Bank of America Corporation, 5.375%, due 6/15/14	AA-	2,300	2,444
SBC Communications, Inc., 5.100%, due 9/15/14	A	2,500	2,556
United Technologies Corporation, 4.875%, due 5/1/15	A	2,700	2,762

Total Corporate Obligations		77,628	83,698

Total Long Term Investments—99.0% (Cost $305,894)		291,726	306,771

Issuer	NRSRO Rating	Principal Amount	Value

Short-Term Investments—0.5%
American Express Corporation, VRN, 3.164%, due 7/1/05	A+	$660	$660
Prudential Funding LLC, VRN, 3.368%, due 7/1/05	A+	780	780

Total Short-Term Investments (Cost $1,440)		1,440	1,440

Total Investments—99.5% (Cost $307,334)		$293,166	308,211

Cash and other assets, less liabilities—0.5%			1,456

Net Assets—100%			$309,667

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 6.1% of the net assets at June 30, 2005.

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 45

Statements of Assets and Liabilities

June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Assets
Investments in securities, at cost	$192,762	$4,469	$7,855	$577,192
Investments in Affiliated Fund, at cost	922	177	330	6,243

Investments in securities, at value	$242,679	$5,841	$8,813	$686,965
Investments in Affiliated Fund, at value	922	177	330	6,243
Cash	—	1	—	—
Receivable for fund shares sold	58	40	16	1,216
Receivable for investment securities sold	4,506	56	154	8,850
Receivable from Advisor	—	12	23	—
Dividend and interest receivable	354	8	15	79

Total assets	248,519	6,135	9,351	703,353
Liabilities
Payable for investment securities purchased	2,196	233	191	3,090
Payable for fund shares redeemed	749	—	—	412
Management fee payable	167	4	6	592
Distribution and shareholder services fee payable	10	—	—	82
Other accrued expenses	97	14	12	58

Total liabilities	3,219	251	209	4,234

Net Assets	$245,300	$5,884	$9,142	$699,119

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$23	$1	$1	$28
Capital paid in excess of par value	197,246	6,295	13,586	557,551
Accumulated net investment income (loss)	(296)	(13)	2	(4,235)
Accumulated realized gain (loss)	(1,590)	(1,771)	(5,405)	36,002
Net unrealized appreciation (depreciation) of investments and foreign currencies	49,917	1,372	958	109,773

Net Assets	$245,300	$5,884	$9,142	$699,119

Class A Shares
Net Assets	$2	$2	$1	$5
Shares Outstanding	200	200	200	200
Maximum offering price reflecting 5.75% sales load	$11.28	$9.62	$6.48	$26.13
Net Asset Value Per Share	$10.63	$9.07	$6.11	$24.63
Class B Shares
Net Assets	$2	$2	$1	$5
Shares Outstanding	200	200	200	200
Net Asset Value Per Share	$10.13	$8.69	$5.85	$23.51
Class C Shares
Net Assets	$2	$2	$1	$5
Shares Outstanding	200	200	200	200
Net Asset Value Per Share	$10.12	$8.69	$5.84	$23.52

See accompanying Notes to Financial Statements.

46 Semi-Annual Report	June 30, 2005

Statements of Operations

For the Period Ended June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Growth Fund	Tax-Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Investment income
Dividends	$906	$22	$41	$487
Less foreign tax withheld	(63)	(1)	(3)	—
Income from Affiliated Fund	29	2	3	91
Interest	21	—	—	7

Total income	893	23	41	585
Expenses
Investment advisory fees	924	21	28	3,877
Distribution fees	59	—	1	538
Custodian fees	37	17	21	71
Transfer agent fees	75	4	7	253
Professional fees	19	8	9	28
Registration fees	17	14	14	20
Other expenses	58	5	4	33

Total expenses before waiver	1,189	69	84	4,820
Less expenses waived or absorbed by the Advisor	—	(33)	(45)	—

Net expenses	1,189	36	39	4,820

Net investment income (loss)	(296)	(13)	2	(4,235)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	15,234	115	44	15,092

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(17,291)	(38)	(151)	(46,037)

Net increase (decrease) in net assets resulting from operations	$(2,353)	$64	$(105)	$(35,180)

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 47

Statements of Changes in Net Assets

For the Period Ended June 30, 2005 and Year Ended December 31, 2004 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund
	2005	2004	2005	2004	2005	2004	2005	2004
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(296)	$(1,071)	$(13)	$(41)	$2	$(23)	$(4,235)	$(7,267)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	15,234	14,917	115	460	44	196	15,092	80,817
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(17,291)	5,610	(38)	(38)	(151)	149	(46,037)	78,333

Net increase (decrease) in net assets resulting from operations	(2,353)	19,456	64	381	(105)	322	(35,180)	151,883
Distributions to shareholders from
Net investment income	—	—	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—	—	(54,782)

	—	—	—	—	—	—	—	(54,782)
Capital stock transactions
Net proceeds from sale of shares	11,264	35,194	354	246	3,534	1,655	130,438	260,030
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	—	—	—	—	—	53,276
Less cost of shares redeemed	(39,117)	(60,798)	(381)	(1,651)	(704)	(1,079)	(167,348)	(158,022)

Net increase (decrease) in net assets resulting from capital share transactions	(27,853)	(25,604)	(27)	(1,405)	2,830	576	(36,910)	155,284

Increase (decrease) in net assets	(30,206)	(6,148)	37	(1,024)	2,725	898	(72,090)	252,385
Net assets
Beginning of period	275,506	281,654	5,847	6,871	6,417	5,519	771,209	518,824

End of period	$245,300	$275,506	$5,884	$5,847	$9,142	$6,417	$699,119	$771,209

Undistributed net investment income (loss) at the end of the period	$(296)	$—	$(13)	$—	$2	$—	$(4,235)	$—

See accompanying Notes to Financial Statements

48 Semi-Annual Report	June 30, 2005

Statements of Assets and Liabilities

June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	International Growth Fund	International Equity Fund
Assets
Investments in securities, at cost	$49,711	$2,614,658	$21,684
Investments in Affiliated Fund, at cost	1,224	20,000	689

Investments in securities, at value	$53,145	$3,267,756	$22,369
Investments in Affiliated Fund, at value	1,224	20,000	689
Cash	1	—	1
Foreign currency, at value (cost $6,488, $27 and $7, respectively)	—	6,324	27
Receivable for fund shares sold	91	28,765	1,117
Receivable for investment securities sold	1,378	6,847	—
Receivable from Advisor	—	—	34
Dividend and interest receivable	23	6,626	41

Total assets	55,862	3,336,318	24,278
Liabilities
Payable for investment securities purchased	1,914	29,499	1,141
Payable for fund shares redeemed	13	2,541	—
Management fee payable	18	2,702	19
Distribution and shareholder services fee payable	2	452	—
Other accrued expenses	34	524	14

Total liabilities	1,981	35,718	1,174

Net Assets	$53,881	$3,300,600	$23,104

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$147	$2
Capital paid in excess of par value	50,695	2,498,483	22,792
Accumulated net investment income (loss)	(167)	(853)	(2)
Accumulated realized gain (loss)	(86)	150,154	(372)
Net unrealized appreciation (depreciation) of investments and foreign currencies	3,434	652,669	684

Net Assets	$53,881	$3,300,600	$23,104

Class A Shares
Net Assets	$2	$5	$3
Shares Outstanding	200	200	200
Maximum offering price reflecting 5.75% sales load	$11.89	$23.77	$11.92
Net Asset Value Per Share	$11.21	$22.40	$11.23
Class B Shares
Net Assets	$2	$4	$2
Shares Outstanding	200	200	200
Net Asset Value Per Share	$11.09	$21.20	$11.13
Class C Shares
Net Assets	$2	$4	$2
Shares Outstanding	200	200	200
Net Asset Value Per Share	$11.09	$21.20	$11.13

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 49

Statements of Operations

For the Period Ended June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	International Growth Fund	International Equity Fund
Investment income
Dividends	$65	$39,788	$170
Less foreign tax withheld	—	(4,004)	(17)
Income from Affiliated Fund	18	282	10
Interest	7	801	4

Total income	90	36,867	167
Expenses
Investment advisory fees	193	15,582	74
Distribution fees	11	2,660	5
Custodian fees	27	853	58
Transfer agent fees	15	987	5
Professional fees	10	70	16
Registration fees	15	49	17
Other expenses	15	413	3

Total expenses before waiver	286	20,614	178
Less expenses waived or absorbed by the Advisor	(29)	—	(88)

Net expenses	257	20,614	90

Net investment income (loss)	(167)	16,253	77
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(16)	168,003	(326)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	—	(6,509)	(29)

Total net realized gain (loss)	(16)	161,494	(355)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	1,060	(127,108)	259

Net increase (decrease) in net assets resulting from operations	$877	$50,639	$(19)

(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2005.

See accompanying Notes to Financial Statements.

50 Semi-Annual Report	June 30, 2005

Statements of Changes in Net Assets

For the Period Ended June 30, 2005 and the Year Ended December 31, 2004 (all amounts in thousands)

	Small-Mid Cap Growth Fund		International Growth Fund		International Equity Fund
	2005	2004	2005	2004	2005	2004(a)
	(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(167)	$(152)	$16,253	$(1,748)	$77	$(11)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(16)	5	161,494	106,478	(355)	641
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	1,060	2,395	(127,108)	341,262	259	425

Net increase (decrease) in net assets resulting from operations	877	2,248	50,639	445,992	(19)	1,055
Distributions to shareholders from
Net investment income	—	—	—	(2,616)	—	—
Net realized gain	—	—	—	—	—	—

	—	—	—	(2,616)	—	—
Capital stock transactions
Net proceeds from sale of shares	29,020	21,231	553,662	1,143,395	14,067	16,380
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	—	2,161	—	—
Less cost of shares redeemed	(1,990)	(1,178)	(305,135)	(487,197)	(633)	(7,746)

Net increase (decrease) in net assets resulting from capital stock transactions	27,030	20,053	248,527	658,359	13,434	8,634

Increase (decrease) in net assets	27,907	22,301	299,166	1,101,735	13,415	9,689
Net assets
Beginning of period	25,974	3,673	3,001,434	1,899,699	9,689	—

End of period	$53,881	$25,974	$3,300,600	$3,001,434	$23,104	$9,689

Undistributed net investment income (loss) at the end of the period	$(167)	$—	$(853)	$(17,106)	$(11)	$(79)

(a) For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 51

Statements of Assets and Liabilities

June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Income Fund
Assets
Investments in securities, at cost	$112,425	$307,334
Investments in Affiliated Fund, at cost	1,059	—

Investments in securities, at value	$135,812	$308,211
Investments in Affiliated Fund, at value	1,059	—
Cash	—	101
Receivable for fund shares sold	26	945
Receivable for investment securities sold	2,802	—
Receivable from Advisor	118	—
Dividend and interest receivable	186	2,784

Total assets	140,003	312,041
Liabilities
Payable for investment securities purchased	1,366	1,678
Payable for fund shares redeemed	17,367	451
Management fee payable	123	144
Distribution and shareholder services fee payable	35	11
Dividend payable	—	—
Other accrued expenses	47	90

Total liabilities	18,938	2,374

Net Assets	$121,065	$309,667

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$31
Capital paid in excess of par value	68,031	322,421
Accumulated net investment income (loss)	(200)	1,062
Accumulated realized gain (loss)	29,842	(14,724)
Net unrealized appreciation (depreciation) of investments and foreign currencies	23,387	877

Net Assets	$121,065	$309,667

Class A Shares
Net Assets	$4	$1
Shares Outstanding	200	200
Maximum offering price reflecting 5.75% sales load	$21.72	$6.06
Net Asset Value Per Share	$20.47	$5.94
Class B Shares
Net Assets	$4	$2
Shares Outstanding	200	200
Net Asset Value Per Share	$20.82	$9.93
Class C Shares
Net Assets	$4	$2
Shares Outstanding	200	200
Net Asset Value Per Share	$20.83	$10.07

See accompanying Notes to Financial Statements.

52 Semi-Annual Report	June 30, 2005

Statements of Operations

For the Period Ended June 30, 2005 (all dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Income Fund
Investment income
Dividends	$690	$—
Income from Affiliated Fund	19	—
Interest	82	7,140

Total income	791	7,140
Expenses
Investment advisory fees	956	718
Distribution fees	31	66
Shareholder services fees	—	—
Custodian fees	60	45
Transfer agent fees	38	48
Professional fees	18	20
Registration fees	16	16
Other expenses	26	40

Total expenses before waiver	1,145	953
Less expenses waived or absorbed by the Advisor	(118)	—

Net expenses	1,027	953

Net investment income (loss)	(236)	6,187
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	24,622	(528)

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(37,982)	(1,472)

Net increase (decrease) in net assets resulting from operations	$(13,596)	$4,187

See accompanying Notes to Financial Statements.

June 30, 2005	William Blair Funds 53

Statements of Changes in Net Assets

For the Period Ended June 30, 2005 and the Year Ended December 31, 2004 (all amounts in thousands)

	Value Discovery Fund		Income Fund
	2005	2004	2005	2004
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(236)	$84	$6,187	$11,549
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	24,622	26,728	(528)	(1,841)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(37,982)	240	(1,472)	(2,534)

Net increase (decrease) in net assets resulting from operations	(13,596)	27,052	4,187	7,174
Distributions to shareholders from
Net investment income	—	—	(6,786)	(14,033)
Net realized gain	—	(26,037)	—	—

	—	(26,037)	(6,786)	(14,033)
Capital stock transactions
Net proceeds from sale of shares	13,670	58,405	52,801	93,503
Shares issued in reinvestment of income dividends and capital gain distributions	—	25,638	5,244	10,085
Capital contribution by the Advisor	—	—	—	—
Less cost of shares redeemed	(125,185)	(75,993)	(39,863)	(67,707)

Net increase (decrease) in net assets resulting from capital stock transactions	(111,515)	8,050	18,182	35,881

Increase (decrease) in net assets	(125,111)	9,065	15,583	29,022
Net assets
Beginning of period	246,176	237,111	294,084	265,062

End of period	$121,065	$246,176	$309,667	$294,084

Undistributed net investment income (loss) at the end of the period	$(200)	$36	$1,062	$173

See accompanying Notes to Financial Statements.

54 Semi-Annual Report	June 30, 2005

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following thirteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed Income Portfolio
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund, the Ready Reserves Fund, and Emerging Markets Growth Fund, which do not offer Class A, B or C shares issue separate reports.

(b) Share Classes

Six different classes of shares currently exist: A, B, C, N, I and Institutional. This report includes financial highlight information for Classes A, B and C. The Class A, Class B and Class C share classes were offered for sale from November 2, 1999 until May 25, 2001. Currently, William Blair and Company, L.L.C., is the only shareholder in Class A, Class B, and Class C. All of the remaining shareholders in these classes exchanged their shares to Class N shares of their respective portfolio as of May 25, 2001. The table below describes the Class A shares, Class B shares and Class C shares covered by this report:

Class	Description
A	Class A shares are sold to investors subject to an initial sales charge (maximum amount 5.75% for Equity, and International Portfolios, 2.0% for Fixed Income Portfolio) and is subject to ongoing shareholder service fees of 0.25% of average daily net assets of Class A, except the Income Portfolio which is 0.15%.
B	Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares in the form of shareholder service fees of 0.25% and distribution fees under a Rule 12b-1 plan of 0.75% of average daily net assets of Class B and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares seven years after issuance (three years for the Income Portfolio).
C	Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares in the form of shareholder service fees of 0.25% and distribution fees under a Rule 12b-1 plan of 0.75% of average daily net assets of Class B and a contingent deferred sales charge payable upon certain redemptions within one year of purchase.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

June 30, 2005	William Blair Funds 55

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. In addition, quarterly the Board of Trustees receives a report which tracks the fair value price used to calculate the net asset value to the next day’s opening local prices.

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund’s valuation procedures. As of June 30, 2005, there were securities held in Value Discovery, International Growth, and International Equity Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio were the rates in effect on June 30, 2005. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2005, the Income Portfolio recognized a reduction of interest income and a reduction of net realized loss of $1,488 (in thousands). For the years ended December 31, 2004 and 2003, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $2,532 and $2,691 (in thousands), respectively. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

56 Semi-Annual Report	June 30, 2005

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Small-Mid Cap Growth, International Growth, International Equity, and Value Discovery Portfolios are declared at least annually. Dividends from the Income Portfolio are declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to net operating losses, Section 988 currency gains and losses, mortgage paydown securities gains and losses associated with securities issued before June 8, 1997 and recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2004, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Growth	$1,071	—	$(1,071)
Tax-Managed Growth	41	—	(41)
Large Cap Growth	23	—	(23)
Small Cap Growth	7,267	(7,267)	—
Small-Mid Cap Growth	152	(75)	(77)
International Growth	(9,697)	9,697	—
International Equity	(67)	(658)	725
Value Discovery	(48)	84	(36)
Income	2,529	(369)	(2,160)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows (in thousands):

	Distributions Paid In 2004		Distributions Paid In 2003
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	—
Large Cap Growth	—	—	—	—
Small Cap Growth	15,332	39,450	1,139	6,304
Small-Mid Cap Growth	—	—	—	—
International Growth	2,616	—	2,775	—
International Equity	—	—	—	—
Value Discovery	—	—	—	—
Income	14,033	—	13,802	—

June 30, 2005	William Blair Funds 57

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Growth	$—	$16,820	$—	$67,205
Tax-Managed Growth	—	1,886	—	1,410
Large Cap Growth	—	5,421	—	1,082
Small Cap Growth	8,679	—	14,322	153,719
Small-Mid Cap Growth	—	—	—	2,304
International Growth	1,313	5,866	—	753,758
International Equity	—	72	—	402
Value Discovery	—	—	6,625	59,999
Income	173	12,623	—	2,262

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at June 30, 2005.

(g) Foreign Currency Translation and Forward Foreign Currency Contracts

The International Growth and International Equity Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2005, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Growth	$193,796	$55,695	$5,890	$49,805
Tax-Managed Growth	4,646	1,520	148	1,372
Large Cap Growth	8,222	1,123	202	921
Small Cap Growth	586,762	136,116	29,670	106,446
Small-Mid Cap Growth	51,231	4,205	1,067	3,138
International Growth	2,640,019	690,894	43,586	647,308
International Equity	22,415	952	310	642
Value Discovery	117,081	24,505	4,715	19,790
Income	307,429	3,902	3,120	782

58 Semi-Annual Report	June 30, 2005

At December 31, 2004, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2005	2006	2007	2008	2009	2010	2011	2012	Total
Growth	$—	$—	$—	$—	$—	$14,788	$2,032	$—	$16,820
Tax-Managed Growth	—	—	—	—	381	1,037	468	—	1,886
Large Cap Growth	—	—	—	356	2,714	1,582	769	—	5,421
Small Cap Growth	—	—	—	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
International Growth	—	—	—	—	—	—	5,866	—	5,866
International Equity	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Income	—	—	1,249	3,292	—	1,692	1,582	4,808	12,623

The International Growth and International Equity Portfolios have elected to mark-to-market its investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $15,094 and $6, respectively (in thousands) in 2004, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2004 through December 31, 2004, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2005 for Federal income tax purposes (in thousands):

Portfolio	Amount
Growth	$—
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	—
Small-Mid Cap Growth	—
International Growth	—
International Equity	72
Value Discovery	—
Income	376

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth and International Equity
Tax-Managed Growth	0.80%	First $250 million	1.10%
Large Cap Growth	0.80%	In excess of $250 million	1.00%
Small Cap Growth	1.10%
Small-Mid Cap Growth	1.00%
Value Discovery	1.15%
Fixed Income Portfolio
Income*
First $250 million	0.25%
In excess of $250 million	0.20%

*Management fee also includes a charge of 5% of gross income.

June 30, 2005	William Blair Funds 59

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2006, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class A Shares		Class B & C Shares
	Through April 30, 2005	Effective May 1, 2005	Through April 30, 2005	Effective May 1, 2005
Tax-Managed Growth	1.54%	1.53%	2.29%	2.28%
Large Cap Growth	1.34%	1.25%	2.09%	2.00%
Small Cap Growth	1.65%	1.50%	2.40%	2.25%
Small-Mid Cap Growth	1.54%	1.40%	2.29%	2.15%
International Growth	N/A	1.48%	N/A	2.23%
International Equity	1.50%	1.48%	2.25%	2.23%
Value Discovery	1.34%	1.34%	2.25%	2.09%

For a period of five years subsequent to the Commencement of Operations of each Fund, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth, and Small Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated. The Company’s right to be reimbursed under these agreements expired December 27, 2004. Under this provision, the Small Cap Growth Portfolio reimbursed the Advisor $164, and $186 for the years ended December 31, 2004 and 2003, respectively (in thousands).

For a period of three years subsequent to the Commencement of Operations of the Small-Mid Cap Growth and the International Equity Portfolios, the Company is entitled to reimbursement for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2005 is $162 (in thousands) for the Small-Mid Cap Growth Portfolio and $150 for the International Equity Portfolio.

For the period ended June 30, 2005, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$924	$—	$924	$—
Tax-Managed Growth	21	21	—	12
Large Cap Growth	28	28	—	17
Small Cap Growth	3,877	—	3,877	—
Small-Mid Cap Growth	193	29	164	—
International Growth	15,582	—	15,582	—
International Equity	74	74	—	14
Value Discovery	956	104	852	—
Income	718	—	718	—

(b) Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates for Distribution fees expressed as a percentage of average daily net assets for Class B and Class C is 0.75% for all Portfolios. Each Portfolio also has a Shareholder Services Agreement with the Company. The annual rate for shareholder service fees expressed as a percentage of average daily net assets for Class A, Class B and Class C is 0.25%, except the Income Portfolio, which is 0.15%.

60 Semi-Annual Report	June 30, 2005

Distribution and shareholder service fees incurred by Class A, Class B and Class C of the Portfolios to the Company, for the period ended June 30, 2005, were as follows:

Portfolio	Distribution Fees	Shareholder Service Fee
Growth	$15	$6
Tax-Managed Growth	12	6
Large Cap Growth	8	5
Small Cap Growth	35	17
Small-Mid Cap Growth	16	7
International Growth	32	16
International Equity	17	9
Value Discovery	30	16
Income	15	3

(c) Trustees Fees

The Fund incurred fees of $123 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2005. Interested trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended June 30, 2005 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the period ended June 30, 2005 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Growth	$37,136	$36,352	$9	$29	$922	0.4%
Tax-Managed Growth	989	859	1	2	177	3.0
Large Cap Growth	3,869	3,716	1	3	330	3.6
Small Cap Growth	54,115	69,721	28	92	6,243	0.9
Small-Mid Cap Growth	13,806	13,558	5	18	1,224	2.3
International Growth	75,134	95,000	82	282	20,000	0.6
International Equity	5,219	4,749	1	5	689	3.0
Value Discovery	28,680	34,522	6	19	1,059	0.9

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2005 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$68,434	$100,054
Tax-Managed Growth	708	954
Large Cap Growth	4,374	1,775
Small Cap Growth	228,045	252,489
Small-Mid Cap Growth	37,760	12,008
International Growth	1,464,858	1,216,867
International Equity	17,389	5,274
Value Discovery	104,961	197,508
Income	85,169	61,944

June 30, 2005	William Blair Funds 61

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth and International Equity Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at June 30, 2005.

(5) Fund Share Transactions

There were no Fund share transactions to report for the Funds’ Class A, Class B, and Class C shares. For all Funds, Class A shares, Class B shares and Class C shares, each have one open account held by William Blair & Company, L.L.C. There have been no purchases, reinvestments of dividends or redemptions in these accounts since they initially opened with 200 shares each on May 25, 2001.

62 Semi-Annual Report	June 30, 2005

Financial Highlights

Growth Fund

	Class A
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$10.70	$9.97	$8.05	$10.87	$12.72	$20.09
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.06)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.05)	0.79	1.98	(2.75)	(1.66)	(1.52)

Total from investment operations	(0.07)	0.73	1.92	(2.82)	(1.71)	(1.58)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	0.14	5.79

Total distributions	—	—	—	—	0.14	5.79

Net asset value, end of period	$10.63	$10.70	$9.97	$8.05	$10.87	$12.72

Total return (%)	(0.65)	7.32	23.85	(25.94)	(13.46)	(7.47)
Ratios to average daily net assets (%) (a):
Expenses	1.16	1.17	1.19	1.19	1.18	1.13
Net investment income (loss)	(0.44)	(0.60)	(0.67)	(0.73)	(0.57)	(0.29)

	Class B
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$10.23	$9.61	$7.82	$10.63	$12.56	$20.07
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.13)	(0.12)	(0.13)	(0.14)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.04)	0.75	1.91	(2.68)	(1.65)	(1.52)

Total from investment operations	(0.10)	0.62	1.79	(2.81)	(1.79)	(1.72)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	0.14	5.79

Total distributions	—	—	—	—	0.14	5.79

Net asset value, end of period	$10.13	$10.23	$9.61	$7.82	$10.63	$12.56

Total return (%)	(0.98)	6.45	22.89	(26.43)	(14.27)	(8.17)
Ratios to average daily net assets (%) (a):
Expenses	1.91	1.92	1.94	1.94	1.93	1.88
Net investment income (loss)	(1.19)	(1.35)	(1.42)	(1.48)	(1.32)	(1.04)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$245,300	$275,506	$281,654	$255,625	$386,096	$550,987
Portfolio turnover rate (%) (a)	55	35	45	29	74	88

(a)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 63

Financial Highlights

Growth Fund

	Class C
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$10.22	$9.60	$7.82	$10.63	$12.54	$20.06
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.13)	(0.12)	(0.13)	(0.14)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.04)	0.75	1.90	(2.68)	(1.63)	(1.53)

Total from investment operations	(0.10)	0.62	1.78	(2.81)	(1.77)	(1.73)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	0.14	5.79

Total distributions	—	—	—	—	0.14	5.79

Net asset value, end of period	$10.12	$10.22	$9.60	$7.82	$10.63	$12.54

Total return (%)	(0.98)	6.46	22.76	(26.43)	(14.13)	(8.22)
Ratios to average daily net assets (%) (a):
Expenses	1.91	1.92	1.94	1.94	1.93	1.88
Net investment income (loss)	(1.19)	(1.35)	(1.42)	(1.48)	(1.32)	(1.01)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$245,300	$275,506	$281,654	$255,625	$386,096	$550,987
Portfolio turnover rate (%) (a)	55	35	45	29	74	88

(a)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

64 Semi-Annual Report	June 30, 2005

Financial Highlights

Tax-Managed Growth Fund

	Class A
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$8.97	$8.40	$6.85	$9.06	$10.08	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.08)	(0.07)	(0.06)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.13	0.65	1.62	(2.15)	(0.98)	(0.06)

Total from investment operations	0.10	0.57	1.55	(2.21)	(1.02)	(0.10)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$9.07	$8.97	$8.40	$6.85	$9.06	$10.08

Total return (%)	1.11	6.79	22.63	(24.39)	(10.12)	(0.98)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.54	1.54	1.49	1.36	1.36	1.36
Expenses, before waivers and reimbursements	2.71	2.26	2.26	2.22	3.64	11.34
Net investment income (loss), net of waivers and reimbursements	(0.70)	(0.92)	(0.91)	(0.72)	(0.57)	(0.41)
Net investment income (loss), before waivers and reimbursements	(1.87)	(1.64)	(1.68)	(1.58)	(2.85)	(10.39)

	Class B
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$8.63	$8.14	$6.69	$8.93	$10.01	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.14)	(0.12)	(0.11)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	0.12	0.63	1.57	(2.13)	(0.97)	(0.05)

Total from investment operations	0.06	0.49	1.45	(2.24)	(1.08)	(0.17)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$8.69	$8.63	$8.14	$6.69	$8.93	$10.01

Total return (%)	0.70	6.02	21.67	(25.08)	(10.79)	(1.67)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	2.29	2.29	2.24	2.11	2.11	2.11
Expenses, before waivers and reimbursements	3.46	3.01	3.01	2.97	4.39	12.09
Net investment income (loss), net of waivers and reimbursements	(1.45)	(1.67)	(1.66)	(1.47)	(1.32)	(1.16)
Net investment income (loss), before waivers and reimbursements	(2.62)	(2.39)	(2.43)	(2.33)	(3.60)	(11.14)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$5,884	$5,847	$6,871	$5,303	$7,211	$5,001
Portfolio turnover rate (%) (a)	26	31	37	44	37	32

(a)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 65

Financial Highlights

Tax-Managed Growth Fund

	Class C
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$8.63	$8.14	$6.69	$8.93	$10.01	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.14)	(0.12)	(0.11)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	0.12	0.63	1.57	(2.13)	(0.97)	(0.05)

Total from investment operations	0.06	0.49	1.45	(2.24)	(1.08)	(0.17)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$8.69	$8.63	$8.14	$6.69	$8.93	$10.01

Total return (%)	0.70	6.02	21.67	(25.08)	(10.79)	(1.67)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	2.29	2.29	2.24	2.11	2.11	2.11
Expenses, before waivers and reimbursements	3.46	3.01	3.01	2.97	4.39	12.09
Net investment income (loss), net of waivers and reimbursements	(1.45)	(1.67)	(1.66)	(1.47)	(1.32)	(1.15)
Net investment income (loss), before waivers and reimbursements	(2.62)	(2.39)	(2.43)	(2.33)	(3.60)	(11.13)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$5,884	$5,847	$6,871	$5,303	$7,211	$5,001
Portfolio turnover rate (%) (a)	26	31	37	44	37	32

(a)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

66 Semi-Annual Report	June 30, 2005

Financial Highlights

Large Cap Growth Fund

	Class A
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$6.22	$5.92	$4.78	$6.69	$8.45	$10.14
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)	(0.04)	(0.04)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.10)	0.34	1.18	(1.87)	(1.70)	(1.62)

Total from investment operations	(0.11)	0.30	1.14	(1.91)	(1.76)	(1.69)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$6.11	$6.22	$5.92	$4.78	$6.69	$8.45

Total return (%)	1.77	5.07	23.85	(28.55)	(20.83)	(16.67)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.31	1.38	1.42	1.36	1.36	1.36
Expenses, before waivers and reimbursements	2.64	2.29	2.39	2.45	3.01	2.84
Net investment income (loss), net of waivers and reimbursements	(0.20)	(0.63)	(0.76)	(0.71)	(0.79)	(0.68)
Net investment income (loss), before waivers and reimbursements	(1.53)	(1.54)	(1.73)	(1.80)	(2.44)	(2.16)

	Class B
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$5.98	$5.73	$4.67	$6.58	$8.39	$10.14
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.08)	(0.08)	(0.08)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.10)	0.33	1.14	(1.83)	(1.70)	(1.62)

Total from investment operations	(0.13)	0.25	1.06	(1.91)	(1.81)	(1.75)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$5.85	$5.98	$5.73	$4.67	$6.58	$8.39

Total return (%)	2.17	4.36	22.70	(29.03)	(21.57)	(17.26)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	2.06	2.13	2.17	2.11	2.11	2.11
Expenses, before waivers and reimbursements	3.39	3.04	3.14	3.20	3.76	3.59
Net investment income (loss), net of waivers and reimbursements	(0.95)	(1.38)	(1.51)	(1.46)	(1.54)	(1.43)
Net investment income (loss), before waivers and reimbursements	(2.28)	(2.29)	(2.48)	(2.55)	(3.19)	(2.91)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$9,142	$6,417	$5,519	$5,469	$5,991	$10,995
Portfolio turnover rate (%) (a)	50	39	33	52	87	95

(a)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 67

Financial Highlights

Large Cap Growth Fund

	Class C
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$5.97	$5.72	$4.66	$6.57	$8.39	$10.14
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.08)	(0.08)	(0.08)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.10)	0.33	1.14	(1.83)	(1.71)	(1.61)

Total from investment operations	(0.13)	0.25	1.06	(1.91)	(1.82)	(1.75)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$5.84	$5.97	$5.72	$4.66	$6.57	$8.39

Total return (%)	2.18	4.37	22.75	(29.07)	(21.69)	(17.26)
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	2.06	2.13	2.17	2.11	2.11	2.11
Expenses, before waivers and reimbursements	3.39	3.04	3.14	3.20	3.76	3.59
Net investment income (loss), net of waivers and reimbursements	(0.95)	(1.38)	(1.51)	(1.46)	(1.54)	(1.41)
Net investment income (loss), before waivers and reimbursements	(2.28)	(2.29)	(2.48)	(2.55)	(3.19)	(2.89)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$9,142	$6,417	$5,519	$5,469	$5,991	$10,995
Portfolio turnover rate (%) (a)	50	39	33	52	87	95

(a)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

68 Semi-Annual Report	June 30, 2005

Financial Highlights

Small Cap Growth Fund

	Class A
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$25.69	$21.82	$13.72	$16.57	$13.16	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.30)	(0.21)	(0.19)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.91)	6.18	8.67	(2.66)	3.52	3.54

Total from investment operations	(1.06)	5.88	8.46	(2.85)	3.41	3.40
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.01	0.36	—	—	0.43

Total distributions	—	2.01	0.36	—	—	0.43

Net asset value, end of period	$24.63	$25.69	$21.82	$13.72	$16.57	$13.16

Total return (%)	(4.13)	27.16	61.81	(17.20)	25.91	33.68
Ratios to average daily net assets (%) (a):
Expenses, net of waivers, reimbursements or recovery by Advisor	1.46	1.49	1.60	1.56	1.59	1.60
Expenses, before waivers, reimbursements or recovery by Advisor	1.46	1.46	1.53	1.62	1.95	2.17
Net investment income (loss), net of waivers, reimbursements or recovery by Advisor	(1.29)	(1.27)	(1.27)	(1.31)	(1.15)	(0.85)
Net investment income (loss), before waivers, reimbursements or recovery by Advisor	(1.29)	(1.24)	(1.20)	(1.37)	(1.51)	(1.42)

	Class B
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$24.62	$21.13	$13.40	$16.31	$13.05	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.23)	(0.46)	(0.34)	(0.30)	(0.22)	(0.24)
Net realized and unrealized gain (loss) on investments	(0.88)	5.96	8.43	(2.61)	3.48	3.53

Total from investment operations	(1.11)	5.50	8.09	(2.91)	3.26	3.29
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.01	0.36	—	—	0.43

Total distributions	—	2.01	0.36	—	—	0.43

Net asset value, end of period	$23.51	$24.62	$21.13	$13.40	$16.31	$13.05

Total return (%)	(4.51)	26.25	60.51	(17.84)	24.98	32.60
Ratios to average daily net assets (%) (a):
Expenses, net of waivers, reimbursements or recovery by Advisor	2.21	2.24	2.35	2.31	2.34	2.35
Expenses, before waivers, reimbursements or recovery by Advisor	2.21	2.21	2.28	2.37	2.70	2.92
Net investment income (loss), net of waivers, reimbursements or recovery by Advisor	(2.04)	(2.02)	(2.02)	(2.06)	(1.90)	(1.70)
Net investment income (loss), before waivers, reimbursements or recovery by Advisor	(2.04)	(1.99)	(1.95)	(2.12)	(2.26)	(2.27)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$699,119	$771,209	$518,824	$78,581	$54,658	$28,778
Portfolio turnover rate (%) (a)	66	109	103	133	147	433

(a)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 69

Financial Highlights

Small Cap Growth Fund

	Class C
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$24.63	$21.14	$13.40	$16.32	$13.05	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.23)	(0.46)	(0.34)	(0.30)	(0.22)	(0.25)
Net realized and unrealized gain (loss) on investments	(0.88)	5.96	8.44	(2.62)	3.49	3.54

Total from investment operations	(1.11)	5.50	8.10	(2.92)	3.27	3.29
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.01	0.36	—	—	0.43

Total distributions	—	2.01	0.36	—	—	0.43

Net asset value, end of period	$23.52	$24.63	$21.14	$13.40	$16.32	$13.05

Total return (%)	(4.51)	26.24	60.59	(17.89)	25.06	32.60
Ratios to average daily net assets (%) (a):
Expenses, net of waivers, reimbursements or recovery by Advisor	2.21	2.24	2.35	2.31	2.34	2.35
Expenses, before waivers, reimbursements or recovery by Advisor	2.21	2.21	2.28	2.37	2.70	2.92
Net investment income (loss), net of waivers, reimbursements or recovery by Advisor	(2.04)	(2.02)	(2.02)	(2.06)	(1.90)	(1.70)
Net investment income (loss), before waivers, reimbursements or recovery by Advisor	(2.04)	(1.99)	(1.95)	(2.12)	(2.26)	(2.27)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$699,119	$771,209	$518,824	$78,581	$54,658	$28,778
Portfolio turnover rate (%) (a)	66	109	103	133	147	433

(a)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

70 Semi-Annual Report	June 30, 2005

Financial Highlights

Small-Mid Cap Growth Fund

	Class A
	Period Ended	Periods Ended December 31,
	6/30/2005	2004	2003(a)
	(unaudited)
Net asset value, beginning of period	$11.27	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.13)	—
Net realized and unrealized gain (loss) on investments	—	1.46	(0.06)

Total from investment operations	(0.06)	1.33	(0.06)
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$11.21	$11.27	$9.94

Total return (%)	(0.53)	13.38	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.49	1.54	1.54
Expenses, before waivers and reimbursements	1.63	2.14	1.54
Net investment income (loss), net of waivers and reimbursements	(1.05)	(1.26)	(1.54)
Net investment income (loss), before waivers and reimbursements	(1.19)	(1.86)	(1.54)

	Class B
	Period Ended	Periods Ended December 31,
	6/30/2005	2004	2003(a)
	(unaudited)
Net asset value, beginning of period	$11.19	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.21)	—
Net realized and unrealized gain (loss) on investments	—	1.46	(0.06)

Total from investment operations	(0.10)	1.25	(0.06)
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$11.09	$11.19	$9.94

Total return (%)	(0.89)	12.58	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	2.24	2.29	2.29
Expenses, before waivers and reimbursements	2.38	2.89	2.29
Net investment income (loss), net of waivers and reimbursements	(1.80)	(2.01)	(2.29)
Net investment income (loss), before waivers and reimbursements	(1.94)	(2.61)	(2.29)

	Period Ended	Periods Ended December 31,
	6/30/2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$53,881	$25,974	$3,673
Portfolio turnover rate (%) (b)	63	55	—

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 71

Financial Highlights

Small-Mid Cap Growth Fund

	Class C
	Period Ended	Periods Ended December 31,
	6/30/2005	2004	2003(a)
	(unaudited)
Net asset value, beginning of period	$11.19	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.21)	—
Net realized and unrealized gain (loss) on investments	—	1.46	(0.06)

Total from investment operations	(0.10)	1.25	(0.06)
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$11.09	$11.19	$9.94

Total return (%)	(0.89)	12.58	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	2.24	2.29	2.29
Expenses, before waivers and reimbursements	2.38	2.89	2.29
Net investment income (loss), net of waivers and reimbursements	(1.80)	(2.01)	(2.29)
Net investment income (loss), before waivers and reimbursements	(1.94)	(2.61)	(2.29)

	Period Ended	Periods Ended December 31,
	6/30/2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$53,881	$25,974	$3,673
Portfolio turnover rate (%) (b)	63	55	—

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

72 Semi-Annual Report	June 30, 2005

Financial Highlights

International Growth Fund

	Class A
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$22.07	$18.63	$13.12	$15.46	$17.90	$24.01
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	(0.03)	0.03	(0.05)	0.07	(0.04)
Net realized and unrealized gain (loss) on investments	0.23	3.47	5.49	(2.29)	(2.51)	(2.01)

Total from investment operations	0.33	3.44	5.52	(2.34)	(2.44)	(2.05)
Less distributions from:
Net investment income	—	—	—	—	—	0.09
Net realized gain	—	—	0.01	—	—	3.97

Total distributions	—	—	0.01	—	—	4.06

Net asset value, end of period	$22.40	$22.07	$18.63	$13.12	$15.46	$17.90

Total return (%)	1.50	18.46	42.10	(15.14)	(13.63)	(8.11)
Ratios to average daily net assets (%) (b):
Expenses	1.40	1.47	1.50	1.51	1.60	1.59
Net investment income (loss)	0.95	(0.16)	0.05	(0.36)	(0.11)	(0.37)

	Class B
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$20.97	$17.83	$12.64	$15.01	$17.52	$23.98
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	(0.17)	(0.09)	(0.15)	(0.07)	(0.23)
Net realized and unrealized gain (loss) on investments	0.21	3.31	5.28	(2.22)	(2.44)	(1.99)

Total from investment operations	0.23	3.14	5.19	(2.37)	(2.51)	(2.22)
Less distributions from:
Net investment income	—	—	—	—	—	0.27
Net realized gain	—	—	—	—	—	3.97

Total distributions	—	—	—	—	—	4.24

Net asset value, end of period	$21.20	$20.97	$17.83	$12.64	$15.01	$17.52

Total return (%)	1.10	17.61	41.06	(15.79)	(14.33)	(8.79)
Ratios to average daily net assets (%) (b):
Expenses	2.15	2.22	2.25	2.26	2.35	2.34
Net investment income (loss)	0.20	(0.91)	(0.70)	(1.11)	(0.86)	(1.16)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$3,300,600	$3,001,434	$1,899,699	$778,788	$454,055	$333,888
Portfolio turnover rate (%) (b)	80	79	57	73	112	116

(a)	Includes $0.12, $0.03, $0.00, $0.00 and $0.06 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2004, 2003, 2002, 2001 and 2000, respectively.

(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 73

Financial Highlights

International Growth Fund

	Class C
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$20.97	$17.83	$12.64	$15.01	$17.52	$23.98
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	(0.17)	(0.09)	(0.15)	(0.07)	(0.23)
Net realized and unrealized gain (loss) on investments	0.21	3.31	5.28	(2.22)	(2.44)	(1.99)

Total from investment operations	0.23	3.14	5.19	(2.37)	(2.51)	(2.22)
Less distributions from:
Net investment income	—	—	—	—	—	0.27
Net realized gain	—	—	—	—	—	3.97

Total distributions	—	—	—	—	—	4.24

Net asset value, end of period	$21.20	$20.97	$17.83	$12.64	$15.01	$17.52

Total return (%)	1.10	17.61	41.06	(15.79)	(14.33)	(8.81)
Ratios to average daily net assets (%) (b):
Expenses	2.15	2.22	2.25	2.26	2.35	2.34
Net investment income (loss)	0.20	(0.91)	(0.70)	(1.11)	(0.86)	(1.10)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$3,300,600	$3,001,434	$1,899,699	$778,788	$454,055	$333,888
Portfolio turnover rate (%) (b)	80	79	57	73	112	116

(a)	Includes $0.12, $0.03, $0.00, $0.00 and $0.06 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2004, 2003, 2002, 2001 and 2000, respectively.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

74 Semi-Annual Report	June 30, 2005

Financial Highlights

International Equity Fund

	Class A
	Period Ended	Period Ended December 31,
	6/30/2005	2004(a)
	(unaudited)
Net asset value, beginning of period	$11.35	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.03)
Net realized and unrealized gain (loss) on investments	(0.17)	1.38

Total from investment operations	(0.12)	1.35
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.23	$11.35

Total return (%)	1.15	13.50
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.49	1.50
Expenses, before waivers and reimbursements	2.98	2.96
Net investment income (loss), net of waivers and reimbursements	0.90	(0.77)
Net investment income (loss), before waivers and reimbursements	(0.59)	(2.23)

	Class B
	Period Ended	Period Ended December 31,
	6/30/2005	2004(a)
	(unaudited)
Net asset value, beginning of period	$11.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	(0.08)
Net realized and unrealized gain (loss) on investments	(0.17)	1.38

Total from investment operations	(0.17)	1.30
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.13	$11.30

Total return (%)	1.50	13.00
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	2.24	2.25
Expenses, before waivers and reimbursements	3.73	3.71
Net investment income (loss), net of waivers and reimbursements	0.15	(1.52)
Net investment income (loss), before waivers and reimbursements	(1.34)	(2.98)

	Period Ended	Period Ended December 31,
	6/30/2005	2004(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$23,104	$9,689
Portfolio turnover rate (%) (b)	81	108

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 75

Financial Highlights

International Equity Fund

	Class C
	Period Ended	Period Ended December 31,
	6/30/2005	2004(a)
	(unaudited)
Net asset value, beginning of period	$11.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	(0.08)
Net realized and unrealized gain (loss) on investments	(0.17)	1.38

Total from investment operations	(0.17)	1.30
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.13	$11.30

Total return (%)	1.50	13.00
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	2.24	2.25
Expenses, before waivers and reimbursements	3.73	3.71
Net investment income (loss), net of waivers and reimbursements	0.15	(1.52)
Net investment income (loss), before waivers and reimbursements	(1.34)	(2.98)

	Period Ended	Period Ended December 31,
	6/30/2005	2004(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$23,104	$9,689
Portfolio turnover rate (%) (b)	81	108

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

76 Semi-Annual Report	June 30, 2005

Financial Highlights

Value Discovery Fund

	Class A
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$21.48	$21.62	$15.54	$17.37	$16.25	$13.72
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.07)	(0.04)	0.09	0.09
Net realized and unrealized gain (loss) on investments	(0.97)	2.55	6.15	(1.79)	2.75	2.53

Total from investment operations	(1.01)	2.51	6.08	(1.83)	2.84	2.62
Less distributions from:
Net investment income	—	—	—	—	0.96	0.09
Net realized gain	—	2.65	—	—	0.76	—

Total distributions	—	2.65	—	—	1.72	0.09

Net asset value, end of period	$20.47	$21.48	$21.62	$15.54	$17.37	$16.25

Total return (%)	(4.70)	11.89	39.12	(10.54)	17.42	19.09
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	1.45	1.48	1.58	1.59	1.61	1.64
Expenses, before waivers and reimbursements	1.58	1.48	1.58	1.59	1.66	1.88
Net investment income (loss), net of waivers and reimbursements	(0.51)	(0.20)	(0.39)	(0.22)	0.28	0.47
Net investment income (loss), before waivers and reimbursements	(0.64)	(0.20)	(0.39)	(0.22)	0.23	0.23

	Class B
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$21.94	$22.20	$16.07	$18.10	$16.18	$13.72
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.22)	(0.20)	(0.18)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.00)	2.61	6.33	(1.85)	2.74	2.53

Total from investment operations	(1.12)	2.39	6.13	(2.03)	2.68	2.46
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.65	—	—	0.76	—

Total distributions	—	2.65	—	—	0.76	—

Net asset value, end of period	$20.82	$21.94	$22.20	$16.07	$18.10	$16.18

Total return (%)	(5.06)	11.04	38.15	(11.22)	16.54	17.93
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	2.20	2.23	2.33	2.34	2.36	2.39
Expenses, before waivers and reimbursements	2.33	2.23	2.33	2.34	2.41	2.63
Net investment income (loss), net of waivers and reimbursements	(1.26)	(0.95)	(1.14)	(0.97)	(0.47)	(0.27)
Net investment income (loss), before waivers and reimbursements	(1.39)	(0.95)	(1.14)	(0.97)	(0.52)	(0.51)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$121,065	$246,176	$237,111	$190,802	$149,292	$74,093
Portfolio turnover rate (%) (a)	127	50	51	20	48	68

(a)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 77

Financial Highlights

Value Discovery Fund

	Class C
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$21.95	$22.20	$16.07	$18.11	$16.19	$13.72
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.22)	(0.20)	(0.18)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.00)	2.62	6.33	(1.86)	2.74	2.53

Total from investment operations	(1.12)	2.40	6.13	(2.04)	2.68	2.47
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.65	—	—	0.76	—

Total distributions	—	2.65	—	—	0.76	—

Net asset value, end of period	$20.83	$21.95	$22.20	$16.07	$18.11	$16.19

Total return (%)	(5.06)	11.08	38.15	(11.26)	16.53	18.00
Ratios to average daily net assets (%) (a):
Expenses, net of waivers and reimbursements	2.20	2.23	2.33	2.34	2.36	2.39
Expenses, before waivers and reimbursements	2.33	2.23	2.33	2.34	2.41	2.63
Net investment income (loss), net of waivers and reimbursements	(1.26)	(0.95)	(1.14)	(0.97)	(0.47)	(0.37)
Net investment income (loss), before waivers and reimbursements	(1.39)	(0.95)	(1.14)	(0.97)	(0.52)	(0.61)

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$121,065	$246,176	$237,111	$190,802	$149,292	$74,093
Portfolio turnover rate (%) (a)	127	50	51	20	48	68

(a)	Rates are annualized for the periods that are less than one year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

78 Semi-Annual Report	June 30, 2005

Financial Highlights

Income Fund

	Class A
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$6.07	$6.23	$6.40	$6.21	$10.37	$9.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.39	0.22	0.32	4.80	0.63
Net realized and unrealized gain (loss) on investments	(0.11)	(0.23)	—	0.16	(4.16)	0.35

Total from investment operations	0.08	0.16	0.22	0.48	0.64	0.98
Less distributions from:
Net investment income	0.21	0.32	0.39	0.29	4.80	0.55
Net realized gain	—	—	—	—	—	—

Total distributions	0.21	0.32	0.39	0.29	4.80	0.55

Net asset value, end of period	$5.94	$6.07	$6.23	$6.40	$6.21	$10.37

Total return (%)	1.27	2.59	3.56	7.86	7.26	10.20
Ratios to average daily net assets (%) (b):
Expenses	0.75	0.78	0.77	0.81	0.94	1.02
Net investment income (loss)	4.05	4.12	4.09	5.23	5.38	6.25

	Class B
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$10.03	$10.28	$10.51	$10.24	$10.23	$9.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.52	0.33	0.47	0.63	0.57
Net realized and unrealized gain (loss) on investments	(0.17)	(0.33)	(0.04)	0.24	0.01	0.32

Total from investment operations	0.09	0.19	0.29	0.71	0.64	0.89
Less distributions from:
Net investment income	0.19	0.44	0.52	0.44	0.63	0.60
Net realized gain	—	—	—	—	—	—

Total distributions	0.19	0.44	0.52	0.44	0.63	0.60

Net asset value, end of period	$9.93	$10.03	$10.28	$10.51	$10.24	$10.23

Total return (%)	0.89	1.91	2.82	7.15	6.37	9.25
Ratios to average daily net assets (%) (b):
Expenses	1.50	1.53	1.52	1.56	1.69	1.77
Net investment income (loss)	3.30	3.37	3.34	4.48	4.63	5.38

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$309,667	$294,084	$265,062	$196,136	$176,264	$167,746
Portfolio turnover rate (%) (b)	41	43	36	66	82	54

(a)	As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.87% to 5.38% for Class A for 2001. It decreased the Ratio of Net Investment Income 5.12% to 4.63% for Class B and C shares for 2001. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2005	William Blair Funds 79

Financial Highlights

Income Fund

	Class C
	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Net asset value, beginning of period	$10.17	$10.43	$10.66	$10.39	$10.27	$9.93
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.52	0.33	0.47	0.53	0.53
Net realized and unrealized gain (loss) on investments	(0.17)	(0.34)	(0.03)	0.25	0.12	0.34

Total from investment operations	0.09	0.18	0.30	0.72	0.65	0.87
Less distributions from:
Net investment income	0.19	0.44	0.53	0.45	0.53	0.53
Net realized gain	—	—	—	—	—	—

Total distributions	0.19	0.44	0.53	0.45	0.53	0.53

Net asset value, end of period	$10.07	$10.17	$10.43	$10.66	$10.39	$10.27

Total return (%)	0.90	1.80	2.85	7.09	6.41	9.05
Ratios to average daily net assets (%) (b):
Expenses	1.50	1.53	1.52	1.56	1.69	1.77
Net investment income (loss)	3.30	3.37	3.34	4.48	4.63	5.35

	Period Ended	Years Ended December 31,
	6/30/2005	2004	2003	2002	2001	2000
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$309,667	$294,084	$265,062	$196,136	$176,264	$167,746
Portfolio turnover rate (%) (b)	41	43	36	66	82	54

(a)	As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.87% to 5.38% for Class A for 2001. It decreased the Ratio of Net Investment Income from 5.12% to 4.63% for Class B and C shares for 2001. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

80 Semi-Annual Report	June 30, 2005

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Conrad Fischer, 71*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	13	Trustee Emeritus, Chicago Child Care Society, a non-profit organization, and Partner, APM Limited Partnership

Michelle Seitz, 39*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	13	N/A
Non-Interested Trustees
Theodore A. Bosler, 70	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	13	Crystal Lake Watershed Fund, Desert Foothills Land Trust and Institute of Chartered Financial Analysts.

Ann P. McDermott, 65	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	13	Junior League of Chicago, Northwestern University, Women’s Board; Ravinia Festival Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 58	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	13	American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 71	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	13	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 61	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	13	Beverly Enterprises, Inc., provider of eldercare and rehabilitative services; Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer.

June 30, 2005	William Blair Funds 81

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Robert E. Wood II, 67	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	13	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC
Officers
Marco Hanig, 47	President	Since 1999	Principal, William Blair & Company, L.L.C.; former Senior Vice President, First Chicago NBD	N/A	Chicago Scores

Karl W. Brewer, 39	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 61	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 48	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

James W. Golan, 43	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A	N/A

W. George Greig, 52	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 46	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.	N/A	N/A

	Vice President	Since 2000	Associate, William Blair & Company, L.L.C.; former Vice President, First Chicago NBD

John F. Jostrand, 51	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 44	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A	N/A

	Vice President	Since 1995	Associate, William Blair & Company, L.L.C.

Robert C. Lanphier, IV, 49	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

David S. Mitchell, 45	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Gregory J. Pusinelli, 46	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.; former Principal and Vice President, Stein Roe & Farnham Incorporated	N/A	N/A

Norbert W. Truderung, 53	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

82 Semi-Annual Report	June 30, 2005

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Jeffrey A. Urbina, 50	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A

Christopher T. Vincent, 48	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

Todd M. McClone, 36	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.	N/A	N/A

Terence M. Sullivan, 61	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 44	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.; former Assistant Vice President, Scudder Kemper Investments	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2005	William Blair Funds 83

Basis for Board Approval of Advisory Agreement

The advisory agreement was most recently approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on February 18, 2005. The Board of Trustees, including a majority of the independent trustees, determined that continuation of the advisory agreement was in the best interests of the Fund. The independent trustees met separately from the “interested” trustees of the Fund and officers and employees of the Company to consider continuance of the advisory agreement and were assisted by independent legal counsel in making their determination. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board noted that the Company is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Portfolios, in each case other than the Growth Fund, since the inception of the Portfolios. The Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Company managed the Portfolios and knowing the investment advisory fee schedule. The Board concluded that each existing Portfolio was managed by the Company consistent with its investment objectives and policies and that high quality services were provided.

With respect to the nature, extent and quality of the services provided by the Company to the Portfolios (or to be provided with respect to the Emerging Markets Growth Fund), the Board considered the Company’s Form ADV, biographical information about each Portfolio’s portfolio manager(s), the administrative services performed or to be performed by the Company, financial information regarding the Company, the compliance regime created by the Company, including the fact that the Company has engaged a third party for additional Fund compliance monitoring and the financial support of the Portfolios.

The Board also reviewed and discussed the short- and, where applicable, long-term performance of each of the Portfolios, as compared to applicable Morningstar rankings. The Board concluded that as to each Portfolio, the investment performance was at least satisfactory, and in some cases, excellent. With regard to the International Equity Fund, the Board noted that the time period being evaluated was very short and that the Board would continue to monitor the performance. With regard to the Value Discovery Fund, the Board noted that performance was good on an absolute basis but on a relative basis to peers the Company was performing less well, and that the Company was taking steps to address relative performance issues.

With respect to the costs of services provided and profits realized by the Company, the Board considered profitability information provided by the Company and, as applicable, the expense caps in place and/or proposed. Based on this information, the Board concluded for each Portfolio that the Company’s profitability was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Portfolios grow and considered management’s representation that certain Portfolio expenses are fixed and unrelated to asset size and that for some Portfolios there are little or no economies of scale in the investment process. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed each Portfolio’s asset size, the Portfolio’s total and net expense ratios, the expense caps in place and/or proposed and whether the investment process produced economies of scale. The Board concluded with respect to each of the Portfolios, that the total expense ratios, after giving effect to the expense caps proposed by the Company, were reasonable.

For each Portfolio, the Board compared the amounts to be paid to the Company for advisory and administrative services with other registered funds included in the Portfolio’s Lipper expense universe. In addition, for each Portfolio (except for the Income Fund which are not similar to any other funds advised or subadvised by the Company) the Board compared amounts paid to the Company by other registered funds, including other Portfolios in the Fund and funds for which the Company acts as a subadvisor. For each Portfolio, the Board compared amounts paid to the Company by the Company’s other clients. The Board also considered that the Company continues to waive advisory fees for the smaller Portfolios and has in place and/or proposed expense caps for certain Portfolios. The Board concluded that each Portfolio’s advisory fee was reasonable, and with respect to the Value Discovery Fund, in particular, emphasized the fact that the Company is waiving advisory fees and reimbursing expenses.

The Board considered benefits derived by the Company from its relationship with the Portfolios, including soft dollars and favorable media coverage. The Board concluded that, taking into account these benefits, the fees were reasonable. Based on all of the information considered and the conclusions reached, the Board determined to approve continuance of the advisory agreement for the existing Portfolios.

84 Semi-Annual Report	June 30, 2005

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 30, 2005	William Blair Funds 85

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such sales charges (loads) or purchase payments for Class A shares and (2) ongoing costs, including management fees, distribution (12b-1) fees for Class B and Class C shares, shareholder services fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as sales charges (loads) for Class A shares and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

86 Semi-Annual Report	June 30, 2005

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2005	Ending Account Value 6/30/2005	Expenses Paid during Period(a)	Annualized Expense Ratio
Growth Fund
Class A—actual return	$1,000.00	$993.50	$5.73	1.16%
Class A—hypothetical 5% return	1,000.00	1,019.04	5.81	1.16
Class B—actual return	1,000.00	990.20	9.43	1.91
Class B—hypothetical 5% return	1,000.00	1,015.32	9.54	1.91
Class C—actual return	1,000.00	990.20	9.43	1.91
Class C—hypothetical 5% return	1,000.00	1,015.32	9.54	1.91
Tax-Managed Growth Fund
Class A—actual return	1,000.00	1,011.10	7.68	1.54
Class A—hypothetical 5% return	1,000.00	1,017.16	7.70	1.54
Class B—actual return	1,000.00	1,007.00	11.40	2.29
Class B—hypothetical 5% return	1,000.00	1,013.44	11.43	2.29
Class C—actual return	1,000.00	1,007.00	11.40	2.29
Class C—hypothetical 5% return	1,000.00	1,013.44	11.43	2.29
Large Cap Growth Fund
Class A—actual return	1,000.00	982.30	6.44	1.31
Class A—hypothetical 5% return	1,000.00	1,018.30	6.56	1.31
Class B—actual return	1,000.00	978.30	10.10	2.06
Class B—hypothetical 5% return	1,000.00	1,014.58	10.29	2.06
Class C—actual return	1,000.00	978.20	10.10	2.06
Class C—hypothetical 5% return	1,000.00	1,014.58	10.29	2.06
Small Cap Growth Fund
Class A—actual return	1,000.00	958.70	7.09	1.46
Class A—hypothetical 5% return	1,000.00	1,017.55	7.30	1.46
Class B—actual return	1,000.00	954.90	10.71	2.21
Class B—hypothetical 5% return	1,000.00	1,013.84	11.03	2.21
Class C—actual return	1,000.00	954.90	10.71	2.21
Class C—hypothetical 5% return	1,000.00	1,013.84	11.03	2.21
Small-Mid Cap Growth Fund
Class A—actual return	1,000.00	994.70	7.37	1.49
Class A—hypothetical 5% return	1,000.00	1,017.41	7.45	1.49
Class B—actual return	1,000.00	991.10	11.06	2.24
Class B—hypothetical 5% return	1,000.00	1,013.69	11.18	2.24
Class C—actual return	1,000.00	991.10	11.06	2.24
Class C—hypothetical 5% return	1,000.00	1,013.69	11.18	2.24
International Growth Fund
Class A—actual return	1,000.00	1,015.00	6.99	1.40
Class A—hypothetical 5% return	1,000.00	1,017.85	7.00	1.40
Class B—actual return	1,000.00	1,011.00	10.72	2.15
Class B—hypothetical 5% return	1,000.00	1,014.13	10.74	2.15
Class C—actual return	1,000.00	1,011.00	10.72	2.15
Class C—hypothetical 5% return	1,000.00	1,014.13	10.74	2.15

June 30, 2005	William Blair Funds 87

Fund Expenses (unaudited)—continued

	Beginning Account Value 1/1/2005	Ending Account Value 6/30/2005	Expenses Paid during Period(a)	Annualized Expense Ratio
International Equity Fund
Class A—actual return	$1,000.00	$988.50	$7.35	1.49%
Class A—hypothetical 5% return	1,000.00	1,017.41	7.45	1.49
Class B—actual return	1,000.00	985.00	11.02	2.24
Class B—hypothetical 5% return	1,000.00	1,013.69	11.18	2.24
Class C—actual return	1,000.00	985.00	11.02	2.24
Class C—hypothetical 5% return	1,000.00	1,013.69	11.18	2.24
Value Discovery Fund
Class A—actual return	1,000.00	953.00	7.02	1.45
Class A—hypothetical 5% return	1,000.00	1,017.60	7.25	1.45
Class B—actual return	1,000.00	949.40	10.63	2.20
Class B—hypothetical 5% return	1,000.00	1,013.88	10.99	2.20
Class C—actual return	1,000.00	949.40	10.63	2.20
Class C—hypothetical 5% return	1,000.00	1,013.88	10.99	2.20
Income Fund
Class A—actual return	1,000.00	1,012.70	3.74	0.75
Class A—hypothetical 5% return	1,000.00	1,021.08	3.76	0.75
Class B—actual return	1,000.00	1,008.90	7.47	1.50
Class B—hypothetical 5% return	1,000.00	1,017.36	7.50	1.50
Class C—actual return	1,000.00	1,009.00	7.47	1.50
Class C—hypothetical 5% return	1,000.00	1,017.36	7.50	1.50

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half-year period.)

88 Semi-Annual Report	June 30, 2005

BOARD OF TRUSTEES

Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.,

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James M. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Todd M. McClone, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

Date of First Use August 2005 89

WILLIAM BLAIR FUNDS

GROWTH FUNDS

Growth Fund

Tax-Managed Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

Small-Mid Cap Growth Fund

International Growth Fund

International Equity Fund

Emerging Markets Growth Fund

OTHER FUNDS

Value Discovery Fund Income Fund

222 West Adams Street

Chicago, Illinois 60606

800.742.7272

www.williamblairfunds.com

William Blair & Company, L. L. C., Distributors

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30-a-3( c ) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 ( c )) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3( b ) and Rules 13a-15( b ) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable to this filing.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Marco Hanig
By:	Marco Hanig
President (Chief Executive Officer)

Date: August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Marco Hanig

By:	Marco Hanig
President (Chief Executive Officer)

Date: August 29, 2005

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: August 29, 2005